Registration No. 33-3076
                                                      File No. 811-4576

                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
                                       FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           / X /

      PRE-EFFECTIVE AMENDMENT NO. ___                              /   /


      POST-EFFECTIVE AMENDMENT NO. 18                              / X /


                                        and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   / X /


      Amendment No. 20                                            / X /

              BOND FUND SERIES - OPPENHEIMER CONVERTIBLE SECURITIES FUND

-------------------------------------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)

                      350 Linden Oaks, Rochester, New York 14625
------------------------------------------------------------------------------
                       (Address of Principal Executive Offices)

                                     800-552-1149
-------------------------------------------------------------------------------
                            (Registrant's Telephone Number)


                                ANDREW J. DONOHUE, ESQ.
                                OppenheimerFunds, Inc.

                 Two World Trade Center, New York, New York 10048-0203
--------------------------------------------------------------------------------
                        (Name and Address of Agent for Service)

                         With a copy to: Robert J. Zutz, Esq.
                              Kirkpatrick & Lockhart LLP
                 1800 Massachusetts Avenue NW, Washington, D.C. 20036

It is proposed that this filing will become effective:

       /   /  Immediately upon filing pursuant to paragraph (b)


       / X /  On April 28, 1998, pursuant to paragraph (b)


       /   /  60 days after filing, pursuant to paragraph (a)(1)

       /   /  On _______, pursuant to paragraph (a)(1)

        /   /  75 days after filing, pursuant to paragraph (a)(2)

        /   /  On _______, pursuant to paragraph (a)(2)

              of Rule 485.






                                      FORM N-1A
                       OPPENHEIMER CONVERTIBLE SECURITIES FUND


                                CROSS REFERENCE SHEET
                                ----------------------

Part A of
Form N-1A
Item No.     Heading in Prospectus
---------    -----------------
1            Front Cover Page
2            Expenses; A Brief Overview of the Fund
3            Financial Highlights; Performance of the Fund
4            Front Cover Page; How the Fund is Managed - Organization and
             History; Investment Objective, Policies and Considerations
5            About the Fund - Expenses; How the Fund is Managed; Back
             Cover
5A           *
6            How the Fund is Managed - Organization and History; The
             Transfer Agent; Dividends, Capital Gains and Taxes; Investment
             Objective, Policies and Considerations
7            Shareholder Account Rules and Policies; How to Buy Shares;
             How to Sell Shares; How to Exchange Shares; Special Investor
             Services; Distribution and Service Plan and Agreement for Class
             A Shares; Distribution and Service Plan and Agreement for Class
             B Shares; Distribution and Service Plan and Agreement for Class
             C Shares; Distribution and Service Plan and Agreement for Class
             M Shares
8            How to Sell Shares; Special Investor Services
9            *

Part B of
Form N-1A
Item No.
Heading in Statement of Additional Information
---------    ------------------------------------------
10           Cover Page
11           Cover Page
12           *
13           Investment Objectives and Policies - Other Investment
             Techniques and Strategies; Investment Objectives and Policies -
             Investment Considerations/Risks
14           How the Fund is Managed - Trustees and Officers of the Fund
15           How the Fund is Managed - Major Shareholders
16           How the Fund is Managed - The Adviser and its Affiliates;
             Distribution and Service Plans
17           Brokerage Policies of the Fund
18           About Your Account - Determination of Net Asset Value Per
             Share; Dividends, Capital Gains and Taxes
19           Your Investment Account - How to Buy Shares; How to Sell
             Shares; How to Exchange Shares
20           Dividends, Capital Gains and Taxes
21           How the Fund is Managed; Brokerage Policies of the Fund
22           Performance of the Fund
23           Financial Statements
----------------
* Not applicable or negative answer.

  OPPENHEIMER
   [Convertible Securities Fund]

Prospectus Dated April [28, 1998] [Oppenheimer Convertible Securities Fund is a diversified, open-end] mutual fund that seeks a high level of total return on its assets through a combination of current income and capital appreciation. The Fund intends to seek its objective by investing primarily in convertible fixed income securities. There can be no assurance that the Fund will achieve its objective.

     The Fund invests a substantial portion of its assets in high-yield, lower rated bonds which are commonly referred to as "junk bonds." Investments of this type are subject to greater risk of loss of principal and interest. Purchasers should carefully assess the risks associated with an investment in the Fund. Please refer to "Investment Objective and Policies" for more information about the types of securities the Fund invests in and refer to "Investment Risks" for a discussion of the risks of investing in the Fund.


     This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the April [28, 1998] Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).


                                               (logo)OppenheimerFunds

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  Contents

           A B O U T   T H E    F U N D

            Expenses
            A Brief Overview of the Fund
            Financial Highlights
            Investment Objective and Policies
            Investment Risks
            Investment Policies and Strategies
            How the Fund Is Managed
            Performance of the Fund

           A B O U T   Y O U R   A C C O U N T
            How to Buy Shares
           Class A Shares
           Class B Shares
           Class C Shares
           Class M Shares

            Special Investor Services
           AccountLink
           Automatic Withdrawal and Exchange Plans
           Reinvestment Privilege
           Retirement Plans

            How to Sell Shares
           By Mail
           By Telephone

            How to Exchange Shares
            Shareholder Account Rules and Policies
            Dividends, Capital Gains and Taxes
  A-1      Appendix A:    Description of Securities Ratings
  B-1      Appendix B:    Sales Charge Waivers on Purchases of Class M Shares
                          for Accounts Established Prior to March 11, 1996
  C-1      Appendix C:    Special Sales Charge Arrangements for Shareholders of
                          the Fund Who Were Shareholders of the Former Quest for
                          Value Funds

  A B O U T   T H E  F U N D

  Expenses

  The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The calculations for Class A shares, Class B shares, Class C shares and Class M shares are based on the Fund's expenses during its last fiscal year which ended December 31, [1997]. On March 11, 1996, the Fund redesignated as "Class M shares" its Class A shares which had been outstanding prior to that date and redesignated as "Class A shares" its Class Y shares which had been outstanding prior to that date.

     o Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account" starting on page 30 for an explanation of how and when these charges apply.


                                   Class A     Class B          Class C        Class M
                                   Shares      Shares           Shares         Shares
  -------------------------------------------------------------------------
  Maximum Sales Charge on          5.75%       None            None            3.25%
   Purchase (as a % of
   offering  price)
  -------------------------------------------------------------------------
  Maximum Contingent Deferred      None(1)     5% in the        1% if          None
   Sales Charge (as a % of the                 first year       shares are
   purchase price                              declining to     redeemed
   or redemption                               1% in the        within
   proceeds)                                   sixth year and12 months of
                                               eliminated       purchase(2)
                                               thereafter(2)
  -------------------------------------------------------------------------
  Maximum Sales Charge on          None        None             None           None
   Dividends Reinvested
  -------------------------------------------------------------------------
  Exchange Fee                     None        None             None           None
  -------------------------------------------------------------------------
  Redemption Fee [(3)              None(3)     None(3)          None(3)        None(3)]

(1) If you invest $1 million or more ($500,000 or more for purchases by ["Retirement] Plans[,"] as [defined] in ["Class] A Contingent Deferred Sales Charge["] on page 35 in Class A shares[,] you may have to pay a sales charge of up to 1% if you sell your shares within [12] calendar months [(18 months for shares purchased prior to May 1, 1997)] from the end of the calendar month [during] which you purchased those shares. See ["How] to Buy Shares - Buying Class A Shares[," below.]

[(2) For more information on contingent deferred sales charges, see "How to Buy Shares --] Buying Class B Shares["] and ["How] to Buy Shares -[-] Buying Class C Shares[" below.

(3) There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by ACH transfer through AccountLink.]

     o Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed" below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund's portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

  Annual Fund Operating Expenses (As a Percentage of Average Net Assets):

                             Class A     Class B     Class C     Class M
                             Shares      Shares      Shares      Shares
  --------------------------------------------------------------
  Management Fees             [0.47%     0.47%       0.47%       .047%]
  ---------------------------------------------------------------
  12b-1 Plan Fees            0.25%       1.00%       1.00%       0.75%
  ---------------------------------------------------------------
  Other Expenses              [0.23%     0.25%       .023%       0.24%]
  ---------------------------------------------------------------
  Total Fund Operating
  Expenses                    [0.95%     1.72%       1.70%       1.46%]


     [The numbers in the chart above are based on the Fund's expenses in its] fiscal year ended December 31, [1997] . These amounts are shown as a percentage of the average net assets of each class for that year.

     The 12b-1 Distribution Plan Fees for Class A shares consist of service fees of 0.25% of average net assets of that class. For Class B shares and Class C shares, the 12b-1 Distribution Plan Fees consist of service fees and the asset-based sales charge; in each instance the service fee is 0.25% of average net assets of the class and the asset-based sales charge is 0.75% of average net assets of the class. The Distribution Plan Fees for Class M shares consist of service fees of 0.25% of average net assets and the asset-based sales charge of 0.50% of average net assets. These plans are described in greater detail in "How to Buy Shares." The actual expenses for each class of shares in future years may be more or less than the numbers in the above chart, depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares.

     o Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                       1 Year      3 Years     5 Years     10 Years*
                     ------        -------     -------     --------
  Class A Shares      $67           [$86       $107        $167]
  Class B Shares       [$67        $84         $113        $164]
  Class C Shares      $27           [$54       $92         $201]
  Class M Shares       [$47        $77         $110        $201]

If you did not redeem your investment, it would incur the following expenses:

                       1 Year      3 Years     5 Years     10 Years*
                       ------      -------     -------     ---------

  Class A Shares      $67           [$86       $107        $167]
  Class B Shares       [$17        $54         $93         $164]
  Class C Shares      $17           [$54       $92         $201]
  Class M Shares       [$47        $77         $110        $201]

     *In the first example, expenses include the Class A and Class M initial sales charges and the applicable Class B or Class C contingent deferred sales charges. In the second example, Class A and Class M expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Because of the effect of the asset-based sales charge on Class B, Class C and Class M shares and the contingent deferred sales charge on Class B and Class C shares, long-term Class B, Class C and Class M shareholders could pay the economic equivalent of an amount greater than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Buying Class B Shares" for more information.

     These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which may be more or less than those shown.

A Brief Overview of the Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

     o What is the Fund's Investment Objective? The Fund's investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation. The Fund intends to seek its objective by investing primarily in convertible fixed income securities. There can be no assurance that the Fund will achieve its objective.

     o What Does the Fund Invest In? The Fund invests primarily in a portfolio that consists of a variety of convertible fixed income securities which, in the opinion of the Manager, will assist the Fund in achieving its investment objective. Convertible securities include corporate bonds, notes and preferred stock which can be converted into (exchanged for) common stock, and other securities, such as warrants and options, which provide an opportunity for equity participation.

     Under normal market conditions, the Fund will invest at least 65% of its total assets in convertible [securities.] Many convertible [securities] are lower rated, speculative securities commonly referred to as "junk bonds." See "Investment Risks" for a more detailed description of the risks of investing in lower rated securities. The balance of up to 35% of the total assets comprising the Fund's portfolio may be invested in common stocks, non-convertible fixed income securities, cash and money market securities, including repurchase agreements. No more than 15% of the total assets of the Fund, however, may be invested in non-dividend paying common stocks. If, at any time, the market value of the Fund's investments in cash, common stocks and non-convertible securities exceeds 35% of the market value of its total assets as a result of market conditions or a call by an issuer of its convertible securities, the Fund will (except when a temporary defensive position is deemed advisable) thereafter invest only in convertible [securities] until the 65% standard is met. The Fund will not be required to sell any of its securities to comply with the 65% standard. These investments and investment methods are more fully described in "Investment Objective and Policies" starting on page 14.

     o Who Manages the Fund? The Fund's investment adviser is OppenheimerFunds, Inc. The Manager (including [subsidiaries)] manages investment company portfolios having over [$85] billion in assets at March 31, [1998]. The Manager is paid an advisory fee by the Fund, based on its assets. The Fund's portfolio manager, [Michael S. Rosen,] is employed by the Manager and is primarily responsible for the selection of the Fund's securities. The Fund's Board of Trustees, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed" starting on page 23 for more information about the Manager and its fees.

     o How Risky is the Fund? All investments carry risks to some degree. The Fund may invest all or any portion of its assets in high-yield, lower-rated fixed-income securities. The primary advantage of high-yield securities is their relatively higher investment return. However, such securities are considered speculative and may be subject to greater market fluctuations and risks of loss of income and principal and have less liquidity than investments in higher-rated securities. Fixed-income securities are also subject to interest rate risks and credit risks which can negatively impact the value of the security and the Fund's net asset value per share. There are certain risks associated with investments in foreign securities, including those related to changes in foreign currency rates, that are not present in domestic securities. These changes affect the value of the Fund's investments and its price per share.

     In the Oppenheimer funds spectrum, the Fund is generally more conservative than aggressive growth funds, but more aggressive than investment grade bond funds. While the Manager tries to reduce risks by structuring the Fund's portfolio to include a broad spectrum of investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Risks" starting on page 15 for a more complete discussion of these risks.

     o How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How to Buy Shares" starting on page 30 for more details.

     o Will I Pay a Sales Charge to Buy Shares? The Fund offers the individual investor four classes of shares. All classes have the same investment portfolio, but different expenses. Class A shares and Class M shares are offered with front-end sales charges, starting at 5.75% and 3.25%, respectively, and reduced for larger purchases. Class B shares and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years (Class B) or 12 months (Class C) of purchase. There is also an annual asset-based sales charge on Class B shares, Class C shares and Class M shares. Please review "How To Buy Shares" starting on page 30 for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

     o How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How to Sell Shares" starting on page 48. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How To Exchange Shares" starting on page 50.

     o How Has the Fund Performed? The Fund measures its performance by quoting its yield and total returns, which measure historical performance. Those yields and returns can be compared to the yields and returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to broad-based market indices, which we have done on pages 28 and 29. Please remember that past performance does not guarantee future results.

Financial Highlights

The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by Price Waterhouse LLP, the Fund's independent [accountants], whose report on the Fund's financial statements for the fiscal year ended December 31, [1997], is included in the Statement of Additional Information. On March 11, 1996, the Fund redesignated as "Class M shares" its Class A shares which had been outstanding prior to that date and redesignated as "Class A shares" its Class Y shares which had been outstanding prior to that date.

FINANCIAL HIGHLIGHTS                          CLASS A
                                              ------------------------------------------------
                                              YEAR ENDED DECEMBER 31,
                                              1997            1996(3)            1995(5)
==============================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period            $14.27         $13.96            $13.11
----------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income                              .71            .73               .54
Net realized and unrealized gain (loss)           1.93            .65              1.48
                                                ------         ------            ------
Total income (loss) from investment
operations                                        2.64           1.38              2.02
----------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income              (.72)          (.72)             (.68)
Distributions from net realized gain              (.87)          (.35)             (.49)
                                                ------         ------            ------
Total dividends and distributions to
shareholders                                     (1.59)         (1.07)            (1.17)
----------------------------------------------------------------------------------------------
Net asset value, end of period                  $15.32         $14.27            $13.96
                                                ======         ======            ======
==============================================================================================
TOTAL RETURN, AT NET ASSET VALUE(6)              18.77%         10.13%            15.54%
==============================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)      $192,212        $93,578            $2,502
----------------------------------------------------------------------------------------------
Average net assets (in thousands)             $145,929        $41,617            $1,799
----------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             4.58%          5.11%             5.63%(8)
Expenses                                          0.95%          0.98%(7)          1.05%(7)(8)
Expenses (excluding interest)(9)                  0.95%          0.97%             1.01%(8)
----------------------------------------------------------------------------------------------
Portfolio turnover rate(10)                       78.5%          52.7%             57.5%

1. Net of fees and expenses waived or reimbursed by Fielding Management Company, Inc. (the former manager) and Rochester Fund Services, Inc. (the former shareholder servicing agent), which amounted to $.07 per share. Without reimbursement, the ratios would have been 6.79%, 2.82% and 2.75%, respectively.
2. Net of fees and expenses waived or reimbursed by Fielding Management Company, Inc. (the former manager), which amounted to $.01 per share. Without reimbursement, the ratios would have been 6.50%, 2.06% and 2.04%, respectively.
3. On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
4. For the period from March 11, 1996 (inception of offering) to December 31, 1996.
5. For the period from May 1, 1995 (inception of offering) to December 31, 1995.
6. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

CLASS B                                                CLASS C
------------------------------------------             -------------------------
YEAR ENDED DECEMBER 31,                                YEAR ENDED DECEMBER 31,
1997           1996(3)            1995(5)              1997           1996(3)(4)
================================================================================
  $14.29         $13.98            $13.11               $14.27         $14.03
--------------------------------------------------------------------------------
     .59            .62               .45                  .59            .50
    1.94            .65              1.51                 1.93            .59
  ------         ------            ------               ------         ------
    2.53           1.27              1.96                 2.52           1.09
--------------------------------------------------------------------------------
    (.60)          (.61)             (.60)                (.60)          (.50)
    (.87)          (.35)             (.49)                (.87)          (.35)
  ------         ------            ------               ------         ------
   (1.47)          (.96)            (1.09)               (1.47)          (.85)
--------------------------------------------------------------------------------
  $15.35         $14.29            $13.98               $15.32         $14.27
  ======         ======            ======               ======         ======
================================================================================
   17.93%          9.28%            15.09%               17.88%          7.74%
================================================================================
$383,755       $211,176           $34,465              $85,397        $38,312
--------------------------------------------------------------------------------
$296,426       $113,784           $15,184              $62,343        $18,550
--------------------------------------------------------------------------------
    3.80%          4.31%             4.82%(8)             3.82%          4.32%(8)
    1.72%          1.75%(7)          1.69%(7)(8)          1.70%          1.68%(7)(8)
    1.72%          1.73%             1.64%(8)             1.70%          1.67%(8)
--------------------------------------------------------------------------------
    78.5%          52.7%             57.5%                78.5%          52.7%

7. The expense ratios reflect the effect of gross expenses paid indirectly by the Fund.
8. Annualized.
9. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
10. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $831,794,079 and $596,914,610, respectively.
Per share information has been determined based on average shares outstanding for the period.

FINANCIAL HIGHLIGHTS (CONTINUED)               CLASS M
                                               -------------------------------------------------------
                                               YEAR ENDED DECEMBER 31,
                                               1997         1996(3)         1995            1994
======================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period             $14.27       $13.96          $12.20          $13.16
------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .62          .65             .70             .68
Net realized and unrealized gain (loss)            1.94          .66            2.42            (.81)
                                                 ------       ------          ------          ------
Total income (loss) from
investment operations                              2.56         1.31            3.12            (.13)
------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income               (.64)        (.65)           (.87)           (.69)
Distributions from net realized gain               (.87)        (.35)           (.49)           (.14)
                                                 ------       ------          ------          ------
Total dividends and distributions
to shareholders                                   (1.51)       (1.00)          (1.36)           (.83)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $15.32       $14.27          $13.96          $12.20
                                                 ======       ======          ======          ======
======================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)               18.19%        9.58%          26.00%          (1.12)%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)       $297,292     $274,043        $239,341        $126,691
------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $285,621     $264,936        $181,719        $106,829
------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              4.05%        4.59%           5.12%           5.24%
Expenses                                           1.46%        1.58%(7)        1.58%(7)        1.66%
Expenses (excluding interest)(9)                   1.46%        1.55%           1.56%           1.65%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate(10)                        78.5%        52.7%           57.5%           52.8%

1. Net of fees and expenses waived or reimbursed by Fielding Management Company, Inc. (the former manager) and Rochester Fund Services, Inc. (the former shareholder servicing agent), which amounted to $.07 per share. Without reimbursement, the ratios would have been 6.79%, 2.82% and 2.75%, respectively.
2. Net of fees and expenses waived or reimbursed by Fielding Management Company, Inc. (the former manager), which amounted to $.01 per share. Without reimbursement, the ratios would have been 6.50%, 2.06% and 2.04%, respectively.
3. On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
4. For the period from March 11, 1996 (inception of offering) to December 31, 1996.
5. For the period from May 1, 1995 (inception of offering) to December 31, 1995.
6. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


--------------------------------------------------------------------------------

1993         1992(2)         1991(1)      1990         1989         1988
================================================================================

 $11.43        $9.37          $7.88        $9.16        $9.03        $8.50
--------------------------------------------------------------------------------

    .59          .69            .65          .54          .57          .51
   1.79         2.15           1.53        (1.26)         .16          .56
 ------       ------         ------       ------       ------       ------

   2.38         2.84           2.18         (.72)         .73         1.07
--------------------------------------------------------------------------------

   (.65)        (.78)          (.69)        (.56)        (.60)        (.54)
     --           --             --           --           --           --
 ------       ------         ------       ------       ------       ------

   (.65)        (.78)          (.69)        (.56)        (.60)        (.54)
--------------------------------------------------------------------------------
 $13.16       $11.43          $9.37        $7.88        $9.16        $9.03
 ======       ======         ======       ======       ======       ======
================================================================================
  21.23%       31.19%         28.50%       (8.14)%       8.13%       12.43%
================================================================================

$69,375      $10,241         $6,403       $6,035       $8,423       $6,008
--------------------------------------------------------------------------------
$36,923      $ 7,369         $6,059           --           --           --
--------------------------------------------------------------------------------

   4.70%        6.62%          7.60%        6.37%        6.17%        5.53%
   1.78%        1.93%          2.01%        2.92%        2.52%        2.67%
   1.75%        1.91%          1.94%        2.90%        2.43%        2.50%
--------------------------------------------------------------------------------
   88.7%        80.1%          48.6%        33.2%        54.5%        87.1%

7. The expense ratios reflect the effect of gross expenses paid indirectly by the Fund.
8. Annualized.
9. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
10. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $831,794,079 and $596,914,610, respectively.

Per share information has been determined based on average shares outstanding for the period.

INFORMATION ON BANK LOANS

                           YEAR ENDED DECEMBER 31,
                           1997     1996      1995      1994     1993    1992    1991    1990    1989    1988
===============================================================================================================
Amount of debt
outstanding at
end of period
(in thousands)             $   --   $   --    $9,120    $  --    $  --   $  --   $  --   $  --   $  --   $  80
---------------------------------------------------------------------------------------------------------------
Average amount of
debt outstanding
throughout
each period
(in thousands)             $  468   $1,489    $  769    $ 246    $ 213   $  22   $  45   $  11   $  47   $  89
---------------------------------------------------------------------------------------------------------------
Average number of
shares outstanding
throughout
each period
(in thousands)             51,220   30,525    14,143    8,026    2,941     716     702     764     661     645
---------------------------------------------------------------------------------------------------------------
Average amount
of debt per share
outstanding
throughout
each period                 $0.01    $0.05     $0.05    $0.03    $0.07   $0.03   $0.06   $0.01   $0.07   $0.14


6


  Investment Objective and Policies

Objective. The Fund seeks a high level of total return on its assets through a combination of current income and capital appreciation.

Investment Policies and Strategies. The Fund invests primarily in a portfolio that consists of a variety of convertible fixed income securities which, in the opinion of the Manager, will assist the Fund in achieving its investment objective. Convertible securities include corporate bonds, notes and preferred stock which can be converted into (exchanged for) common stock and other securities which provide an opportunity for equity participation such as options and warrants.

     Under normal market conditions, the Fund will invest at least 65% of its total assets in convertible [securities]. Many convertible bonds are lower rated, speculative securities commonly referred to as "junk bonds." See "Investment Risks." The balance of up to 35% of the total assets comprising the Fund's portfolio may be invested in common stocks, non-convertible fixed income securities, cash and money market securities, including repurchase agreements. No more than 15% of the total assets of the Fund, however, may be invested in non-dividend paying common stocks. If, at any time, the market value of the Fund's investments in cash, common stocks and non-convertible securities exceeds 35% of the market value of its total assets as a result of market conditions or a call by an issuer of its convertible securities, the Fund will (except when a temporary defensive position is deemed advisable) thereafter invest only in convertible [securities] until the 65% standard is met. The Fund will not be required to sell any of its securities to comply with the 65% standard.

     o Can the Fund's Investment Objective and Policies Change? The investment objective of the Fund is not a fundamental policy and, as such, may be changed without shareholder approval. As a matter of policy, however, the Fund will not change its objective without the approval of the majority of the Board of Trustees. Although the Fund will seek to make investments in accordance with its investment objective, there is no assurance that the Fund will achieve its objective and there can be no guarantee that the value of an investment in Fund shares might not decline.

     Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Board of Trustees of the Fund may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments or supplements to this Prospectus.

     o Portfolio Turnover. ["Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during its last fiscal year, its portfolio turnover rate would have been 100%. Portfolio turnover affects brokerage costs the Fund pays. The Fund normally does not engage in substantial] short-term trading to try to achieve its objective. [The Financial Highlights table above shows the Fund's portfolio turnover rates during prior fiscal years.]

Investment Risks.

All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks, and the special risks of certain types of investments that the Fund may hold are described below. They affect the value of the Fund's investments, its investment performance, and the prices of its shares. These risks collectively form the risk profile of the Fund.

     Because of the types of securities the Fund invests in and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. It is not intended for investors seeking assured income or preservation of capital. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and in some cases by using hedging techniques, changes in overall market prices can occur at any time, and because the income earned on securities is subject to change, there is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.

     o Credit Quality Considerations. The risks inherent in the Fund depend to a larger degree upon the maturity and/or quality of securities in the Fund's portfolio, as well as on market and general economic conditions. The Fund is designed for investors who seek a higher total return than that offered by other fixed income securities and who can accept greater levels of credit and other risks associated with lower quality securities. The Fund may invest, without limit, in convertible bonds which are in the lower rating categories of [a nationally recognized statistical rating organization ("NRSRO")] (such as those rated BB and below by Standard & [Poor's Ratings Group ("Standard & Poor's") or Ba by Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, Inc. ("Fitch") or Duff & Phelps, Inc. ("Duff & Phelps")], often referred to as "junk bonds," or in convertible bonds which are unrated.

     Certain risks are associated with applying credit ratings as a method for evaluating high yield securities. Credit ratings evaluate the safety of scheduled payments, not market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Manager seeks to monitor the issuers of high yield securities in its portfolio to seek to determine if the issuers will have sufficient cash flow and profits to meet required payments, and to attempt to assure the liquidity of the securities so the Fund can meet redemption requests. If, after purchase by the Fund, the rating of a portfolio security is lost or reduced, the Fund would not be required to sell the security, but the Manager would consider such a change in deciding whether the Fund should retain the security in its portfolio. There is no guarantee that the Fund will achieve its objective, nor can the Fund guarantee that payments of interest and principal on portfolio securities will be timely made (or made at all).

     o Special Risks of Lower Grade Securities. The Fund's investments in high yield, lower[-]rated securities and unrated securities involve certain special risk factors. Medium to lower[- ]rated and comparable unrated securities may offer yields which are higher than higher[-]rated securities with comparable maturities because the historical and/or expected future financial condition of the issuers of such securities may not be as strong as that of other issuers. Since medium to lower[-]rated and comparable unrated securities generally involve greater risk of loss of income and principal than that of higher[-]rated securities, investors should carefully consider the relative risks associated with investments in securities which carry medium to lower[-]ratings and in comparable unrated securities.

     The high yield fixed income securities markets are relatively new, and their growth during the 1980s paralleled a long economic expansion. The lower ratings of high yield securities reflect the greater possibility that adverse changes in the economic environment, the financial condition of their issuers or both could impair the ability of their issuers to service payment obligations, to meet projected business goals and/or to obtain additional financing. Under such circumstances, the value of high yield securities may be more volatile and the markets for such securities may be less liquid than those for higher-rated securities. A real or anticipated economic downturn is, therefore, likely to have a negative effect on the high yield securities markets and on the value of the high yield securities in the Fund's portfolio. If the issuer of a fixed income security owned by the Fund defaults (or threatens to default), the Fund may incur additional expenses seeking recovery and protecting the interests of its shareholders.

     Based upon the weighted average ratings of total Fund assets during the twelve months ending December 31, [1997], the Fund's portfolio included [(1)] corporate bonds in the following [Standard & Poor's] rating categories or if unrated, determined by the Manager to be of comparable quality to the category indicated[: AAA 0.81%,AA 5.18%, A 13.53%, BBB 13.11%, BB 7.70%, B 16.19%, CCC
0.77%, and D 0.04%] for the Fund, and (2) all unrated bonds as a group comprised [8.68%] of the Fund's assets.

     o Marketability Considerations. Some issuers of convertible fixed income securities do not seek ratings for their securities. Such unrated securities may be considered for investment by the Fund when, in the opinion of the Manager, the financial condition of the issuer of such securities and/or the protection afforded by the terms of the securities themselves seem to limit the risk to the Fund to a comparable degree to that of rated securities which are consistent with the Fund's objective and policies. The market for these unrated securities is usually less broad than the market for rated securities.

     Some of the high yield securities owned by the Fund may be held by relatively few institutional investors and may be thinly traded. This may have a negative impact on the Fund's ability to accurately value such securities and the Fund's assets, as well as on the Fund's ability to dispose of the securities. Adverse publicity and investor perceptions of the high yield securities market or of specific issuers, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

     o Capitalization of Issuers. The Fund may invest in convertible securities issued by companies which are in the small, medium and large size categories. The Manager believes that investments in small capitalization companies may, in many cases, offer greater opportunities for high total return than investments in larger, more established companies, although investments may also be made in convertible fixed income securities of larger companies which, in the opinion of the Manager, appear to have high long-term total return potential. Investing in smaller, newer issuers generally involves greater risks than investing in larger, more established issuers. Companies in which the Fund is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities issued by such companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market in general. Investors should consult with their financial consultants as to what, if any, portion of their assets might be appropriate for an investment in the Fund.

     o Interest Rate Risk. Like all fixed income securities, the price of a convertible security will be affected by interest rate fluctuations. A decline in prevailing levels of interest rates generally increases the value of fixed income securities in the Fund's portfolio, while an increase in interest rates usually reduces the value of those securities. As a result, interest rate fluctuations can be expected to affect the Fund's net asset value, but not the actual income received by the Fund from its existing portfolio securities. Because yields on convertible fixed income securities available for purchase by the Fund vary over time, no specific yield on shares of the Fund can be assured.

     o Foreign Securities. The Fund may invest up to 15% of its net assets in securities of foreign issuers. There are special risks in investing in foreign securities. Because the Fund may purchase securities denominated in foreign currencies or traded primarily in foreign markets, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of those foreign securities. Foreign issuers are not required to use generally-accepted accounting principals that apply to U.S. issuers. If foreign securities are not registered for sale in the U.S. under U.S. securities laws, the issuer does not have to comply with disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by other factors, including exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental, economic or monetary policy in the U.S. or abroad, or other political and economic factors.

     In addition, it is generally more difficult to obtain court judgments outside the U.S. if the Fund were to sue a foreign issuer or broker. Additional costs may be incurred because foreign brokerage commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad.

     [|X| Year 2000 Risks. Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, the markets for securities in which the Fund invests could be detrimentally affected by computer failures beginning January 1, 2000. Failures of computer systems used for securities trading could result in settlement and liquidity problems for the Fund and other investors. Data processing errors by corporate and government issuers of securities could result in production problems and economic uncertainties, and those issuers may incur substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Fund's investment and returns.]

Investment Policies and Strategies

The Fund may use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that are designed to reduce some of the risks.

     o Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. See the Statement of Additional Information for a further discussion of convertible securities.

     The Fund may invest in various types of recently developed derivative convertible securities, such as mandatory conversion securities, equity-linked debt securities and convertible preferred stock. Mandatory conversion securities, which provide a relatively high level of current income, may be purchased as possible alternatives to direct investments in either the related common stocks or fixed income securities in order to seek the higher returns which are consistent with the Fund's investment objective. Such securities may combine some of the features of debt securities and equity securities, including both common stock and preferred stock. Unlike the more traditional convertible securities, these securities are characterized by a mandatory conversion feature and an adjustable conversion ratio. One type of mandatory conversion security which may be purchased by the Fund is the equity-linked debt security, a debt security whose principal amount at maturity is dependent upon the performance of a specified equity security. The performance of these securities is dependent upon the performance of the linked equity security and may be influenced by interest rate changes. Such securities also are subject to credit risk with respect to the issuer of the debt security. Certain of these convertible securities offer limited potential for capital appreciation and, in some instances, may involve losses equal to the value of the security. The Fund also may be exposed to counterparty risk if the issuing firm of such a security experiences financial or other difficulties that render it unable to perform according to the terms of the security. The market for such securities is relatively new and, therefore, it is not possible to predict how they might trade in the secondary markets or whether such markets will be liquid or illiquid. For a further description of these securities and other risks associated with them, see the Statement of Additional Information.

     The Manager seeks to maximize total return by investing in convertibles of companies of all market capitalizations. At one time or another, the Fund may have a bias towards either small, medium or large capitalization companies based on the Manager's perception of where the best returns will come from. The potential for higher returns sought by the Fund are, in the opinion of the Manager, generally obtainable from investments in bonds which are rated in the lower rating categories of [NRSROs], including but not limited to Standard & Poor's [, Moody's, Fitch, or Duff & Phelps, ]or another NRSRO or in bonds which are unrated. Bonds which are rated Ba and lower by Moody's, or rated BB and lower by [Standard & Poor's], Fitch or Duff & Phelps are commonly referred to as "junk bonds". The Fund will not, however, invest in convertible fixed income securities having a rating by an NRSRO of less than C or in convertible securities which are in default at the time of purchase. Convertible securities rated C by [Standard & Poor's] are described as having the highest degree of speculation with respect to the capacity to pay interest and principal in accordance with the terms of the obligation. Because investment in lower[-]rated and unrated fixed income securities involves greater investment risk, achievement of the Fund's investment objective will be more dependent on the Manager's credit analysis than would be the case if the Fund were investing in higher quality debt securities. Since the ratings of rating agencies are used only as preliminary indicators of investment quality, the Manager employs its own credit research and analyses from which it has developed a credit rating system based upon comparative credit analyses of issuers within the same industry. These analyses may take into consideration, among other things, the issuer's financial soundness, its anticipated cash flow, interest or dividend coverage, asset coverage, sinking fund provisions, responsiveness to changes in interest rates and business conditions and liquidation value relative to the market price of the security. Descriptions of the [Standard & Poor's], Moody's, Fitch and Duff & Phelps rating categories are set forth in Appendix A to this Prospectus.

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that may help to reduce some of the risks.

     o Loans of Portfolio Securities. As a fundamental policy, the Fund may lend a portion of its portfolio securities to brokers, dealers, and other financial institutions as a means of earning additional income on its portfolio assets. Any such loans will be continuously secured by collateral consisting of cash, securities of the U.S. Government and its agencies and instrumentalities or approved bank letters of credit, or any combination thereof, which will be equal to at least 102% of the market value of the securities loaned at the time the loan is made and which will at all times thereafter equal at least 100% of the market value of the loaned securities. Such loans will not be made if, as a result thereof, the aggregate amount of all outstanding loans of the Fund's portfolio securities would exceed the maximum percentage of its assets permitted by law or applicable guidelines of the Securities and Exchange Commission ("SEC") or such lower amount as may be established by the Board of Trustees from time to time (currently 10% of the Fund's net assets on the date prior to any loan transaction). The Fund will receive interest on the securities loaned and simultaneously earn either interest on the investment of the cash collateral or fee income if the collateral for the loan does not consist of cash. However, the Fund will normally pay lending fees and related expenses from the interest earned on invested collateral. If the borrower of the securities fails financially, there could be a risk of delay in recovery of the securities or loss of rights in the collateral. The Fund will attempt to minimize such risks, however, by making loans to only such borrowers which are believed by the Fund's Manager to be of good financial standing.

     o Repurchase Agreements. Under a repurchase agreement, the Fund may purchase U.S. Government securities and concurrently enter into an agreement with the seller which agrees to repurchase such securities at the Fund's cost plus an agreed rate of interest within a specified time (normally seven days or less). Repurchase agreements will be collateralized by the U.S. Government securities, and the value of such collateral will be at least equal to the repurchase price, including any such accrued interest. The Fund will only enter into repurchase agreements where the custodian of the Fund has acquired actual or constructive possession of the collateral, including transfer of U.S. Government securities by book-entry in the Federal Reserve book-entry system. In the event of a default or bankruptcy by a seller, the Fund may incur a loss, may have difficulty in perfecting ownership of the collateral, and may incur expenses in selling the collateral. o Temporary Investments. Temporary investments may be made without limitation in periods of unusual market conditions or when the Manager determines that convertible securities may not best achieve the Fund's investment objective and a temporary defensive position may be warranted. Such investments may be made in money market instruments consisting of obligations of, or guaranteed as to principal and interest by, the U.S. Government or its agencies or instrumentalities, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and which are regulated by the U.S. Government, its agencies or instrumentalities, commercial paper rated in the highest category by an NRSRO and repurchase agreements with banks or broker-dealers in securities.

     o Illiquid and Restricted Securities. The Fund may invest up to an aggregate of 15% of its net assets in illiquid securities which may include, but are not limited to, securities which have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), repurchase agreements with remaining maturities of more than seven days, and securities for which market quotations are not readily available. Securities which have not been registered under the 1933 Act are deemed to be "restricted securities" because they cannot be resold except in reliance upon an available exemption from the registration requirements. Rule 144A under the 1933 Act permits certain resales of restricted securities provided that such securities have been determined to be eligible for resale under the provisions of Rule 144A ("Rule 144A Securities"). Rule 144A Securities which are deemed to be liquid by the Fund's Manager pursuant to certain guidelines and procedures as discussed in the Statement of Additional Information are excluded from the Fund's 15% limitation on investments in illiquid securities. The Manager monitors holdings of illiquid securities on an ongoing basis [to determine whether to sell any] holdings to maintain adequate liquidity. See the Statement of Additional Information for further information. The Fund's policy with respect to illiquid securities is non-fundamental and, as such, may be changed without shareholder approval.

     Eurodollar convertible securities are generally traded on the European exchanges, are not registered under the 1933 Act and may not be sold to U.S. investors except in reliance upon an available exemption from the 1933 Act. However, there exists a liquid institutional market for many of these Eurodollar convertible securities which are convertible into securities which trade on a U.S. exchange, and one or more U.S. broker-dealers may make a market in the security. Eurodollar securities trade without limitation and are not considered illiquid securities for purposes of the Fund's non-fundamental policy of investing no more than an aggregate of 15% of its net assets in such securities.

Foreign Securities. The Fund may invest up to 15% of its net assets in securities of foreign issuers which are generally denominated in foreign currencies. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in the securities of domestic issuers. Please refer to "Investment Risks" for a more detailed discussion of these risks.

     The Fund may purchase sponsored American Depository Receipts ("ADRs") or U.S. dollar denominated securities of foreign issuers, which are not subject to the 15% limitation on investments in securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs, such as confiscatory taxation or nationalization, and less comprehensive disclosure requirements for the underlying securities.

     o Borrowing for Leverage. As a fundamental policy, the Fund may borrow money, but only from banks, in amounts up to 5% of its total assets for temporary or emergency purposes, or to purchase additional portfolio securities. Leveraging, or the purchase of securities with borrowed funds, will exaggerate any increase or decrease in the market value of the Fund's portfolio. The Investment Company Act of 1940 (the "Act") requires the Fund to maintain asset coverage of at least 300% for all such borrowings and, should such asset coverage at any time fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the Act. The Fund might be required to sell securities at a time when it would be disadvantageous to do so in order to reduce its borrowings. See "Other Investment Restrictions" in the Statement of Additional Information.

     o Warrants, Options and Short Sales. The Fund may invest up to 5% of the value of its net assets at the time of purchase in warrants. It also may utilize listed options trading and has limited such trading to (1) writing (i.e., selling) covered call options on stocks it owns and the underlying stock of its existing convertible positions; (2) purchasing put options on stocks it owns and underlying stock of existing convertible positions; and (3) entering into closing purchase transactions with respect to certain of such options, provided that all options written or purchased by the Fund are listed on a national securities exchange. The Fund also has the ability to purchase put options in an attempt to hedge its portfolio to reduce investment risks. The Fund's covered call writing is generally intended to provide income to the Fund beyond the level of income available from convertible securities alone. See the Statement of Additional Information for a further discussion of these investment strategies.

Other Investment Restrictions. Information about other investment restrictions on the Fund's investment activities is set forth in the Statement of Additional Information. Unless the Prospectus states that a percentage restriction applies continuously, it applies only at the time the Fund makes an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Other investment restrictions are listed in "Investment Restrictions" in the Statement of Additional Information.


How the Fund is Managed

Organization and History. Bond Fund Series (the "Trust") was organized in 1986 as a Massachusetts business trust consisting of one portfolio, the Fund. The Trust is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest.

     The Fund is governed by a Board of Trustees, which is responsible under Massachusetts law for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Fund. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

     The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has four classes of shares, Class A, Class B, Class C and Class M. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable. Please refer to "How the Fund is Managed" in the Statement of Additional Information [for more information] on voting of shares.

The Manager and Its Affiliates. The Fund is managed by the Manager, OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and handling its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

     The Manager has operated as an investment adviser since 1959. The Manager (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than [$85] billion as of March 31, [1998], and with more than [4] million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

     The management services provided to the Fund by the Manager, and the services provided by the Distributor and the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on handling securities trades, pricing and account services. The Manager, Distributor and Transfer Agent have been actively working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, because the services they provide depend on the interaction of their computer systems with the computer systems of brokers, information services and other parties, any failure on the part of the computer systems of those third parties to deal with the year 2000 may also have a negative effect on the services provided to the Fund.]

     o Portfolio Manager. The Portfolio Manager of the Fund is Michael S. Rosen. He has been the person primarily responsible for the day-to-day management of the Fund's portfolio since the Fund's inception in 1986. Mr. Rosen is Vice President of the Fund, and has also served as an officer and director of the Fund's previous investment adviser.

     o Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.625% of the first $50 million of net assets, 0.500% of the next $250 million of net assets and 0.4375% of net assets in excess of $300 million. The Fund's management fee for its last fiscal year was [0.47%] of average annual net assets.

     The Fund pays expenses related to its daily operations, such as custodian fees, [certain] Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

     There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

     o The Distributor. The Fund's shares are sold through dealers and brokers that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Distributor. The Distributor also distributes the shares of other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

     o The Transfer Agent. The Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as the shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their account to the Transfer Agent at the address and toll-free numbers shown below in this Prospectus and on the back cover.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "total return," "average annual total return" and "yield" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical investment in the Fund over various periods, and do not show the performance of each shareholder's investment (which will vary if dividends and distributions are received in cash or shares are sold or additional shares are purchased). The Fund's performance information may help you see how well your Fund has done over time and to compare it to other funds or market indices, as we have done below.

     It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

     o Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

     When total returns are quoted for Class A shares and Class M shares, normally the current maximum initial sales charge has been deducted. Total returns may also be quoted "at net asset value," without including the sales charge, and those returns would be reduced if sales charges were deducted. When total returns are shown for Class B shares or Class C shares, the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. They may also be shown based on the change in net asset value, without including the effect of the contingent deferred sales charge, and those returns would be reduced if sales charges were deducted.

     o Yield. [Different types of yields may be quoted to show performance.] Each class of shares calculates its [standardized] yield by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield of each class will differ because of the different expenses of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated.

Dividend yield is calculated by dividing the dividends of a class [paid for] a stated period by the maximum offering price on the last day of the period [and annualizing the result. Yields] for Class A shares and Class M shares [normally] reflect the deduction of the maximum initial sales charge, but may also be shown [without deducting sales charges]. Yields for Class B, and Class C shares do not reflect the deduction of the contingent deferred sales charge.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended December 31, [1997], followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

     o Management's Discussion of Performance. [During the fiscal year ended December 31, 1997, the Fund's performance was positively affected by a number of factors including the strong performance of the U.S. stock market.] The Fund's investments in convertible securities [helped the Fund participate in much of the rise in the U.S. Stock market while cushioning the Fund from some of the downside risks. The Fund's investments in telecommunications and cable stocks particularly helped the Fund's performance]. During the last year, the Fund [limited its exposure the airline, energy and oil services securities because of our belief that companies in those industries were already fully valued. That limitation] negatively affected the [fund because those securities turned out to be strong performers]. The Fund's portfolio holdings, allocations and strategies are subject to change.

     o Comparing the Fund's Performance to the Market. The chart below shows the performance of a hypothetical $10,000 investment in Class A, Class B, Class C and Class M shares of the Fund held until December 31, [1997]; in the case of Class A and B shares, from the inception of the classes on May 1, 1995, in the case of Class C shares, from the inception of the class on March 11, 1996 and in the case of Class M shares, from December 31, [1987] through December 31, [1997].

     The performance of each class of the Fund's shares is compared to the performance of the Goldman Sachs Convertible Bond 100 Index, an unmanaged index of convertible securities. The performance of each class of the Fund's shares is also compared to the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market, and the Lehman Brothers Aggregate Bond Index, a broad-based, unmanaged index of publicly-issued nonconvertible investment grade debt of U.S. issuers, widely recognized as a measure of the U.S. fixed-rate bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.

Class A Shares
Comparison  of  Change  in  Value  of  $10,000   Hypothetical   Investments  in:
Oppenheimer [Convertible Securities] Fund (Class A) and Goldman Sachs Convertible Bond 100 Index, S&P 500 Index and the Lehman Brothers Aggregate Bond Index

  [graph]

  Average Annual Total Return of Class A shares of the Fund at
   [12/31/971]
  1 Year          Life
  ------------------------------------------------------------------
   [11.94%        14.18%]

Class B Shares
Comparison  of  Change  in  Value  of  $10,000   Hypothetical   Investments  in:
Oppenheimer [Convertible Securities] Fund (Class B) and Goldman Sachs Convertible Bond 100 Index, S&P 500 Index and the Lehman Brothers Aggregate Bond Index

  [graph]

  Average Annual Total Return of Class B shares of the Fund at
   [12/31/972]
  1 Year          Life
  ------------------------------------------------------------------
   [12.93%        15.05%]

Class C Shares
Comparison  of  Change  in  Value  of  $10,000   Hypothetical   Investments  in:
Oppenheimer [Convertible Securities] Fund (Class C) and Goldman Sachs Convertible Bond 100 Index, S&P 500 Index and the Lehman Brothers Aggregate Bond Index

  [graph]

   [Average Annual] Total Return of Class C shares of the Fund at
  [12/31/973
  1 Year]         Life
  ------------------------------------------------------------------
   [16.88%        14.16%]

Class M Shares
Comparison  of  Change  in  Value  of  $10,000   Hypothetical   Investments  in:
Oppenheimer [Convertible Securities] Fund (Class [M)] and Goldman Sachs Convertible Bond 100 Index, S&P 500 Index and the Lehman Brothers Aggregate Bond Index [graph]

  Average Annual Total Return of Class M shares of the Fund at
   [12/31/974]
  1 Year          5 Years           10 Years
  ------------------------------------------------------------------
   [14.35%        13.61%            13.55%]


  -----------------------
Total returns and ending account values in the graphs reflect change in share value and include reinvestment of all dividends and capital gains distributions.
(1) The inception date of the Class A shares was 5/1/95. Class A returns and the ending account value in the graph are shown net of the applicable 5.75% maximum initial sales charge. [The performance information for the Indices in this graph begins on April 30, 1995.]
(2) Class B shares of the Fund were first publicly offered on 5/1/95. Returns are shown net of the applicable 5% and [3%] contingent deferred sales charge, respectively, for the one-year period and for the life-of-class. The ending account value in the graph is net of the applicable [3%] contingent deferred sales charge. [The performance information for the Indices in this graph begins on April 30, 1995.]
(3) Class C shares of the Fund were first publicly offered on 3/11/96. The [average annual] total return for the Class C shares [for the 1-year period] is shown net of the applicable 1% contingent deferred sales charge. [The performance information for the Indices in this graph begins on February 29, 1996.] (4) Class M shares of the Fund were first publicly offered on 6/3/86. Class M share returns and the ending account value in the graph are shown net of the applicable 3.25% maximum initial sales charge. [The performance information for the Indices in this graph begins on December 31, 1987.] Past performance is not [predictive] of future performance. Graphs are not drawn to same scale.

  A B O U T   Y O U R   A C C O U N T

How to Buy Shares

Classes of Shares. The Fund offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

     o Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge"). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge[,] but if you sell any of those shares within [12] months of buying them [(18 months if the shares were purchased prior to May 1, 1997)], you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares" below.

     o Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge that varies depending on how long you own your shares, as described in "Buying Class B Shares" below.

     o Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "Buying Class C Shares" below.

     o Class M Shares. If you buy Class M shares, you pay an initial sales charge on investments up to $1 million. Purchase orders for $1 million or more will [generally] be declined. Sales charge rates are described in "Buying Class M Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

     In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to [Class A, Class B, Class C and Class M shares,] and considered the effect of the annual asset-based sales charge on Class B, Class C and Class M expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class of shares you invest in.

     The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

     o How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A or Class M shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or Class C shares, for which no initial sales charge is paid.

     o Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for less than six years), you should probably consider purchasing Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 6 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

     However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches three years or more. Investors who are considering whether to purchase Class A shares or Class M shares may want to consider the effect of the initial sales charge applicable to the amount invested and the effect of the asset-based sales charge applicable to Class M shares over the anticipated length of the investment.

     For investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C or Class M shares from a single investor. Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore should not be relied on as rigid guidelines.

     o Investing for the Longer Term. If you are investing for the longer-term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

     Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumptions stated above and therefore you should analyze your options carefully.

     o Are There Differences in Account Features That Matter to You? Because some account features may not be available to Class B or Class C shareholders, or other features (such as Automatic Withdrawal Plans) may not be advisable because of the effect of the contingent deferred sales charge for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. For example, the exchange privileges available to Class M Shareholders are limited. See "How to Exchange Shares." Share certificates are not available for Class B or Class C shares and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Additionally, the dividends payable to Class B, Class C and Class M shareholders will be reduced by certain expenses borne by those classes that are not borne by Class A, such as the Class B, Class C and Class M asset-based sales charges described below and in the Statement of Additional Information.

     o How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charges and the purpose of asset-based sales charges which are applicable to Class B, Class C and Class M shares are the same as the purpose of the front-end sales charge on sales of Class A shares and Class M shares: to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares. [The Distributor may pay additional periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.]

How Much Must You Invest? Subject to certain exceptions, you can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

     o With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments for as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

     o Under pension, profit-sharing and 401(k) plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

     o There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

     o How Are Shares Purchased? You can buy shares several ways - through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase (and redemption) orders. When you buy shares, be sure to specify Class A, Class B, Class C or Class M shares. If you do not choose, your investment will be made in Class A shares.

     o Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

     o Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

     o Buying Shares Through Federal Funds Wire: Shares may be purchased by Federal Funds wire. The minimum investment is $2,500. You must first call the Distributor's Wire Department at 1-800-525-7041 to notify the Distributor of the wire, and receive further instructions.

     o Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions to your bank account.

     Shares are purchased for your account through AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

     o Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Statement of Additional Information.

     [|X|] At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver[, Colorado, or the order is received and transmitted to the Distributor by an entity authorized by the Fund to accept purchase or redemption orders. The Fund has authorized the Distributor, certain broker-dealers and agents or intermediaries designated by the Distributor or those broker-dealers to accept orders]. In most cases, to enable you to receive that [day's] offering price, the Distributor or [an authorized entity] must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 [P.M.], New York time, but may be earlier on some days (all references to time in this Prospectus mean ["New] York [time")]. The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a ["regular] business [day")]. If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and [normally your order must be transmitted] to the Distributor so that it is received before the [Distributor's] close of business that day, which is normally 5:00 P.M. The Distributor[, in its sole discretion,] may reject any purchase order for the [Fund's] shares.

     Special Sales Charge Arrangements for Certain Persons. Appendix C to this Prospectus sets forth conditions for waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the Former Quest for Value Funds (as defined in that Appendix).

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. Special minimum investment requirements may apply. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:


                                Front-End         Front-End
                                Sales Charge      Sales Charge      Commission
                                as Percentage     as Percentage     as Percentage
                                of Offering       of Amount         of Offering
  Amount of Purchase            Price             Invested          Price
  ---------------------------------------------------------------------------
  Less than $25,000             5.75%             6.10%             4.75%
  ----------------------------------------------------------------------------
  $25,000 or more but less
   than $50,000                 5.50%             5.82%             4.75%
  ---------------------------------------------------------------------------
  $50,000 or more but less
   than $100,000                4.75%             4.99%             4.00%
  ----------------------------------------------------------------------------
  $100,000 or more but less
   than $250,000                3.75%             3.90%             3.00%
  --------------------------------------------------------------------------
  $250,000 or more but less
   than $500,000                2.50%             2.56%             2.00%
  ----------------------------------------------------------------------------
  $500,000 or more but less
   than $1 million              2.00%             2.04%             1.60%


     The Distributor reserves the right to reallow the entire sales charge to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

     [|X|] Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

     o Purchases aggregating $1 million or more;

     o Purchases by a retirement plan qualified under section 401(a) if the retirement plan has total plan assets of $500,000 or more[.]

     o Purchases by a retirement plan qualified under [sections] 401(a) or 401(k) of the Internal Revenue Code, by a non-qualified deferred compensation plan, employee benefit plan, group retirement plan (see "How to Buy Shares - Retirement Plans" in the Statement of Additional Information for further details), an employee's 403(b)(7) custodial plan account, SEP IRA, SARSEP, or SIMPLE plan (all of these plans are collectively referred to as "Retirement Plans")[,] that: (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more; or

     o Purchases by an  OppenheimerFunds  Rollover IRA if the purchases are made
(1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for these purchases, or (2) by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has made special arrangements with the Distributor for those purchases.

     The Distributor pays dealers of record commissions on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million[, calculated on a calendar year basis]. That commission will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer commission. No sales commission will be paid to the dealer, broker or financial institution on Class A shares purchased with the redemption proceeds of shares of a mutual fund offered as an investment option [in a Retirement Plan in which Oppenheimer funds are also offered as investment options] under a special arrangement with the Distributor if the purchase occurs more than 30 days after the addition of the Oppenheimer funds as an investment option to the Retirement Plan.

     If you redeem any of those shares [purchased prior to May 1, 1997,] within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. [A Class A contingent deferred sales charge may be deducted from the proceeds of any of those shares purchased on or after May 1, 1997 that are redeemed within 12 months of the end of the calendar month of their purchase.] That sales charge may be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital [gains] distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

     In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

     No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's exchange privilege (described below). However, if the shares acquired by exchange are redeemed within [12 months (18 months for shares purchased prior to May 1, 1997)] of the end of the calendar month of the purchase of the exchanged shares, the [contingent deferred] sales charge will apply.

     [|X|] Special Arrangements With Dealers. The Distributor may advance up to 13 [months'] commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients.

Reduced Sales Charges For Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

     o Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares or Class M shares, you and your spouse can add together Class A and Class B and Class M shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

     Additionally, you can add together current purchases of Class A and Class B and Class M shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A or Class M shares. You can also include Class A, Class B and Class M shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A or Class M shares, provided that you still hold your investment in one of the Oppenheimer funds. The [Distributor will add the value, at current offering price, of the] shares you previously purchased [and currently own to the value of current purchases to determine the sales charge rate that applies]. The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

     o Letter of Intent. Under a Letter of Intent, if you purchase Class A shares[,] Class B and/or Class M shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A or Class M shares. The total amount of your intended purchases of Class A, Class B and Class M shares will determine the reduced sales charge rate for the Class A or Class M shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

     o Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information. [In order to receive a waiver of the Class A contingent deferred sales charge, you must notify the Transfer Agent as to which conditions apply.]

     Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

     o  the Manager or its affiliates;

     o present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

     o registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

     o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

     o employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

     o dealers, brokers or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or advisor for the purchase or sale of Fund shares);

     o (1) investment advisors and financial planners who [have entered into an agreement for this purpose with the Distributor and who] charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, (2) Retirement Plans and deferred compensation plans and trusts used to fund those Plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; and (3) clients of such investment advisors or financial planners [(that have entered into an agreement for this purpose with the Distributor)] who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner [on] the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares);

     o directors, trustees, officers or full-time employees of OpCap Advisors or its Affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;

     o accounts for which Oppenheimer Capital is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;

     o any unit investment trust that has entered into an appropriate agreement with the Distributor;

     o qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases [commenced] by December 31, 1996.

     Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

     o shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

     o shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;

     o shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;

     o shares purchased and paid for with the proceeds of shares redeemed in the past [30 days] from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or

     o shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

     Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

     o to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

     o involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);

     o if, at the time [of purchase of shares (prior to May 1, 1997) the dealer agreed] in writing to accept the [dealer's] portion of the [sales] commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);

     o [if, at the time of purchase of shares (if purchased during the period May 1, 1997 through December 31, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);]

     o for distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) to return excess contributions; (3) to return contributions made due to a mistake of fact;(4) hardship withdrawals, as defined in the plan;(5) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code: (6) to meet the minimum distribution requirements of the Internal Revenue Code; (7) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code;
(8) for retirement distributions or loans to participants or beneficiaries; (9) separation from service; (10) participant-directed redemptions to purchase shares of mutual fund (other than a fund managed by the Manger or its subsidiary) offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor; or (11) plan termination or "in-service distributions", if the redemption proceeds are rolled over directly to an OppenheimerFunds IRA;

     o for  distributions  from  Retirement  Plans  with  500 or  more  eligible
participants,   except   distributions  due  to  termination  of  [all  of]  the
[Oppenheimer funds] as an investment option for the Plan; or

     o for all distributions from certain 401(k) plan programs sponsored by broker-dealers that have entered into a special agreement with the Distributor [allowing this waiver].


     o Service Plan and Agreement for Class A Shares. The Fund has adopted a Service Plan and Agreement for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

     Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the dealer or its customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by an increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to [compensate for] its expenses of providing distribution-related services to the Fund in connection with the sales of Class B shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described below in "Waivers of Class B and Class C Sales Charges."

     The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                         Contingent Deferred Sales Charge
  Years Since Beginning of Month         on Redemptions in that Year
  In Which Purchase Order Was            (As % of Amount Subject to Accepted
                                         Charge)
  -----------------------------------------------------------------
  0 - 1                                  5.0%
  ----------------------------------------------------------------
  1 - 2                                  4.0%
  ----------------------------------------------------------------
  2 - 3                                  3.0%
  ----------------------------------------------------------------
  3 - 4                                  3.0%
  -----------------------------------------------------------------
  4 - 5                                  2.0%
  ----------------------------------------------------------------
  5 - 6                                  1.0%
  ------------------------------------------------------------------
  6 and following                        None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

     For redemptions of Class B shares purchased on or before March 31, 1996 in accounts established on or before March 8, 1996, the following contingent deferred sales charges (as a percentage of the amount subject to the charge) will apply with respect to the number of years which have elapsed since the beginning of the month in which the purchase order was accepted: 0-1 years, 3.5%; 1-2 years, 3.0%, 2-3 years, 2.5%; 3-4 years, 2.0%; 4-5 years, 1.5%; 5-6 years, 1.0%, 6 years and thereafter, 0%. Upon an exchange of such shares, the contingent deferred sales charge schedule of the class of shares of the Fund into which the exchange was made will be applicable.

     o Automatic Conversion of Class B Shares. Seventy-two months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B, Class C and Class M Shares" in the Statement of Additional Information.

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of the redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class C contingent deferred sales charge is paid to the Distributor to [compensate for] its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months and (3) shares held the longest during the 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Distribution And Service Plans and Agreements for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans and Agreements for Class B and Class C shares to compensate the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B and Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

     Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge allows investors to buy Class B or Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of average net assets per year of the respective class.

     The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

     The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. [The] total amount paid by the Distributor to the dealer at the time of [sale] of Class B shares is therefore 4.00% of the purchase price. The [Fund pays] the asset-based sales charge [to the Distributor for its services rendered in connection with the distribution of Class B shares. Those payments, retained by the Distributor, are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class B shares. If a dealer has a special agreement with the Distributor, the Distributor may pay the Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase].

     The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. [The total up-front commission] paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor retains the asset-based sales charge during the first year Class C shares are outstanding to recoup the sales commissions it has paid, the advances of [the] service fee payments it has made and its financing costs and other expenses. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more. [If a dealer has a special agreement with the Distributor, the Distributor may pay the Class C service fee and the asset- based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.]

     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plans for Class B and Class C shares. At December 31, [1997], the end of the Class B Plan year, the Distributor had incurred unreimbursed expenses in connection with the sale of Class B shares of [$11,326,716(equal to 2.95%] of the Fund's net assets represented by Class B shares on that date). At December 31, [1997], the end of the Class C Plan Year, the Distributor had incurred unreimbursed expenses in connection with the sale of Class C shares of [$886,036] (equal to [1.04%] of the Fund's net assets represented by Class C shares on that date). If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the Plan was terminated.

     o Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are described in "Reduced Sales Charges" in the Statement of Additional Information. [In order to receive a waiver of the Class B or Class C contingent deferred sales charge, you must notify the Transfer Agent as to which conditions apply.]

     Waivers for Redemptions in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases if the Transfer Agent is notified that these conditions apply to the redemption:

     o distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59- 1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);

     o redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

     o  returns of excess contributions to Retirement Plans;

     o distributions from Retirement Plans to make "substantially equal periodic payments" as permitted in Section 72(t) of the Internal Revenue Code that do not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request); or

     o distributions from OppenheimerFunds prototype 401(k) plans [and from certain Massachusetts Mutual Life Insurance Company prototype 401(k) plans] (1) for loans to participants or beneficiaries; (2) for hardship withdrawals; (3) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (4) to meet minimum distribution requirements as defined in the internal Revenue Code; (5) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; [(6)] for separation from service; or [(7) for loans to participants or beneficiaries; or]

     o   distributions   from  certain   401(k)  plan   programs   sponsored  by
broker-dealers that have entered into a special agreement with the Distributor.

     Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares in the following cases:

     o  shares sold to the Manager or its affiliates;

     o shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

     o shares  issued in plans of  reorganization  to which the Fund is a party;
and

     o  shares redeemed in involuntary redemptions as described below.

Buying Class M Shares. Class M shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, with respect to certain accounts established prior to March 11, 1996, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. See Appendix B. Special minimum investment requirements may apply. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as a commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:


                             Front-End            Front-End
                             Sales Charge as      Sales Charge as      Commission as a
                             a Percentage of      a Percentage of      Percentage of
  Amount of Purchase         Offering Price       Amount Invested      Offering Price
  ----------------------------------------------------------------------------
  Less than $250,000         3.25%                3.36%                 3.00%
  ----------------------------------------------------------------------------
  $250,000 or more but
   less than $500,000        2.25%                2.30%                 2.00%
  ----------------------------------------------------------------------------
  $500,000 or more but
    less than $1,000,000     1.25%                1.27%                 1.00%


     Purchases of $1,000,000 or more will generally not be accepted. Investors considering an investment of $1,000,000 or more may want to consider purchasing Class A shares of the Fund. The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

     The Fund offers several methods by which investors may aggregate purchases to reduce the applicable sales load on Class A or Class M shares. These methods, which include rights of accumulation and letters of intent, are explained above in the section entitled "How to Buy Shares - Buying Class A Shares."

     o Distribution and Service Plan for Class M Shares. The Fund has adopted a Distribution and Service Plan for Class M shares to reimburse the Distributor for its expenses incurred in connection with the distribution of Class M shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of up to 0.50% per year on Class M shares that are outstanding. The Distributor also receives a service fee of up to 0.25% per year. Both fees are computed on the average annual net assets of Class M shares, determined as of the close of each regular business day. The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class M shares. The Distributor may pay a portion of the asset-based sales charge which it receives from the Fund to provide additional compensation to dealers who sell Class M shares. The asset-based sales charge and service fee increase Class M expenses by 0.75% of average net assets per year.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please call the Transfer Agent for more information.

     AccountLink privileges should be requested on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

     o Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

     o PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

     o Purchasing  Shares.  You may purchase shares in amounts up to $100,000 by
phone,  by  calling  1-800-533-3310.   You  must  have  established  AccountLink
privileges to link your bank account with the Fund, to pay for these purchases.

     o Exchanging Shares. With the OppenheimerFunds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

     o Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

[Shareholder Transactions by Fax. Requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OppenheimerFunds Internet Web Site. Information about the Fund, including your account balance, daily share prices, market and Fund portfolio information, may be obtained by visiting the OppenheimerFunds Internet Web Site, at the following Internet address: http://www.oppenheimerfunds.com. Additionally, certain account transactions may be requested by any shareholder listed in the registration on an account as well as by the dealer representative of record through a special section of that Web Site. To access that section of the web site you must first obtain a personal identification number ("PIN") by calling OppenheimerFunds PhoneLink at 1-800-533-3310. If you do not wish to have Internet account transactions capability for your account, please call our customer service representative at 1-800-525-7048. To find out more information about those transactions and procedures, please visit the Web Site.]

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

     o Automatic Withdrawal Plans. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Statement of Additional Information for more details.

     o Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A, Class B or Class M shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to redemptions of Class A or Class M shares purchased subject to an initial sales charge or to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

     o Individual Retirement Accounts including rollover IRAs, for individuals and their spouses [and SIMPLE IRAs offered by employers]

     o  403(b)(7)   Custodial   Plans  for  employees  of  eligible   tax-exempt
organizations, such as schools, hospitals and charitable organizations

     o SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP-IRAs

     o Pension and Profit-Sharing Plans for self-employed persons and small business owners

     o  401(k) prototype retirement plans for businesses

     Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

     o Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

     o Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

     o  You wish to redeem more than $50,000 worth of shares and receive a check

     o The redemption check is not payable to all shareholders listed on the account statement

     o The redemption check is not sent to the address of record on your account statement

     o Shares are being transferred to a Fund account with a different owner or name

     o Shares are redeemed by someone other than the owners (such as an Executor)

     o Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

  Selling Shares By Mail.  Write a "letter of instructions" that includes:

     o   Your name

     o The Fund's name

     o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling o The signatures of all registered owners exactly as the account is registered, and

     o Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

     Use the following address        Send courier or  [express mail]
     for requests by mail:            requests to:
     OppenheimerFunds Services        OppenheimerFunds Services
     P.O. Box 5270                    10200 E. Girard Avenue, Building D
     Denver, Colorado 80217           Denver, Colorado 80231

Selling Shares By Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of [The] New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. Shares held in an OppenheimerFunds retirement plan or under a share certificate may not be redeemed by telephone.

     o  To redeem shares through a service representative, call 1-800-852-8457

     o  To redeem shares automatically on PhoneLink, call 1-800-533-3310

     Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

     o Telephone Redemptions Paid By Check. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.

     o Telephone Redemptions Through AccountLink [or by Wire]. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH wire to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be [transferred.

     You may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account. The bank must be a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800- 852-8457. the wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.]

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please call your dealer for additional information. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How To Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge.

     o Shares of the fund selected for exchange must be available for sale in your state of residence

     o The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege

     o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day

     o You must meet the minimum purchase requirements for the fund you purchase by exchange

     o  Before exchanging into a fund, you should obtain and read its prospectus

     Except with respect to exchanges of Class M shares, which may be exchanged only for Class A shares as described in the following paragraph, shares of a particular class may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered "Class A Shares" for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

     The Fund is currently the only Oppenheimer fund which offers Class M shares. Except as described herein there may be no exchanges of any class of shares of any Oppenheimer fund into Class M shares of the Fund. Class M shares may be exchanged for Class A shares of Oppenheimer funds. Except for Class A shares of either Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves which were acquired upon the exchange of Class M shares of the Fund, no exchanges of any class of shares of any Oppenheimer fund into Class M shares are permitted. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

     Exchanges may be requested in writing or by telephone:

     o Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

     o Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

     You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or by calling a service representative at 1-800-525-7048. Exchanges of shares involve a redemption of the shares of the fund you own and a purchase of shares of the other fund.

There are certain exchange policies you should be aware of:

     o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

     o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

     o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

     o For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

     o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.


Shareholder Account Rules And Policies

     o Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities, obligations for which market values cannot be readily obtained, and call options and hedging instruments. These procedures are described more completely in the Statement of Additional Information.

     o The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

     o Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

     o The  Transfer  Agent  will  record  any  telephone  calls to verify  data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

     o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

     o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.

     o The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B, Class C and Class M shares. Therefore, the redemption value of your shares may be more or less than their original cost.

     o Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by [federal funds wire or] certified check[,] or arrange to have your bank provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

     o Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

     o Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

     o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from [taxable] dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a [correct and properly] certified Social Security or Employer Identification Number when you sign your application, or if you [underreport your income to the] Internal Revenue Service
 .

     o The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.

     o To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Income Dividends. The Fund receives income in the form of interest and dividends paid by its investments. This income, less the expenses incurred in the Fund's operations, is referred to as net investment income. Income dividends are declared and recorded each day based on estimated net investment income. Such dividends are paid quarterly. Investors earn such dividends beginning on the day payment for shares is received to the day prior to the settlement date of redemption. For federal income tax purposes, all distributions declared in the fourth quarter of any calendar year are deemed paid in that calendar year even if they are distributed in January of the following year. Any net gain the Fund may realize from transactions in securities held less than the period required for long term capital gain recognition (taking into account any carryover of capital losses from previous years), while technically a distribution from capital gain, is taxed as an income dividend under the Internal Revenue Code of 1986, as amended (the "Code").

Capital Gains. If, during any fiscal year, the Fund realizes a net gain on transactions in securities held for more than one year, it has a net long term capital gain. After deduction of the amount of any net short term loss, the balance may be used to offset any carryover of capital losses from previous years, or, if there is no loss carryover, will be paid out to shareholders as a capital gain distribution. Capital gain distributions, if any, will be paid to shareholders of record prior to the end of each calendar year.

     Because the value of Fund shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of Fund shares equal to the amount of the distribution.

     All dividends and capital gain distributions are paid in additional full and fractional shares at net asset value for each shareholder's account unless otherwise requested on the Account Application or by notifying the Fund in writing or by telephone. Notice will be effective for the current dividend or distribution only if it is received by the Fund at least five business days before the record date. Notice received thereafter will be effective commencing with the next dividend or distribution. Income dividends and capital gain distributions will be credited to a shareholder's account in additional shares valued at the closing net asset value (without a sales load).

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

     o Reinvest all Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

     o Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.

     o Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.

     o Reinvest Your Distributions in Another Oppenheimer Fund Account. You can reinvest all distributions in the same class of shares of another Oppenheimer fund account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local income taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year. [So that the Fund will not have to pay taxes on the amounts it distributes to shareholders as dividends and capital gains, the Fund intends to manage its investments so that it will qualify as a "regulated investment company" under the Internal Revenue Code, although it reserves the right not to qualify in a particular year.]

     o "Buying a Dividend": If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain[, respectively].

     o Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the price you paid for the shares and the price you [receive] when you [sell] them.

     o Returns of Capital: In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares. This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

                          APPENDIX TO PROSPECTUS OF
                  OPPENHEIMER  [CONVERTIBLE SECURITIES FUND]


     Graphic material included in Prospectus of Oppenheimer
   [Convertible Securities Fund]: "Comparison of Total Return of
  Oppenheimer [Convertible Securities Fund, the S&P 500, the] Goldman Sachs Convertible [Bond 100 Index and the Lehman Brothers Aggregate] Bond Index - Change in Value of a $10,000 Hypothetical Investment"

     Linear graphs will be included in the Prospectus of Oppenheimer [Convertible Securities] Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 in the Fund in Class A, Class B, Class C and Class M shares of the Fund held until December 31, [1997]; in the case of Class A and B shares, from the inception of the classes on May 1, 1995, in the case of Class C shares, from the inception of the class on March 11, 1996 and in the case of Class M shares, from December 31, [1987] through December 31, [1997]. The graphs will compare such values with the same investments over the same time periods with The Goldman Sachs Convertible Bond [100 Index, the Lehman Brothers Aggregate Bond Index and the S&P 500] Index. Set forth below are the relevant data points that will appear on the linear graphs. Additional information with respect to the foregoing, including a description of [the indices], is set forth in the Prospectus under "Performance of the Fund -- Comparing the Fund's Performance to the Market"


  Fiscal Year         Oppenheimer  [Convertible]      Goldman Sachs
  (Period) Ended       [Securities Fund] Class A(1)   Convertible Bond Index

  5/1/95              $ 9,425                      $10,000
  12/31/95             [$10,889]                   $11,480
  12/31/96            $11,993                      $13,058
   [12/31/97          $14,244                      $15,641]


                       [Lehman Brothers            The S&P 500 Index(1)
                      Aggregate Bond Index(1)]

  5/1/95              $10,000                      $10,000
  [12/31/95           $11,123                      $12,177
  12/31/96            $11,527                      $14,970
  12/31/97            $12,640                      $19,963

  Fiscal Year         Oppenheimer Convertible      Goldman Sachs
  (Period) Ended      Securities Fund Class B(2)      Convertible Bond Index

  5/1/95              $10,000                      $10,000]
  12/31/95            $11,509                      $11,480
  12/31/96            [$12,577                     $13,058
  12/31/97            $14,533                      $15,641


                      Lehman Brothers              The S&P 500 Index(2)
                      Aggregate Bond Index(2)

  5/1/95              $10,000                      $10,000
  12/31/95            $11,123                      $12,176
  12/31/96            $11,527                      $14,970
  12/31/97            $12,640                      $19,963]


  Fiscal Year         Oppenheimer  [Convertible]      Goldman Sachs
  (Period) Ended      [Securities Fund] Class [C(3)]  Convertible Bond Index

  3/11/96             $10,000                      $10,000
  12/31/96            $10,675                      $10,874
  [12/31/97           $12,701                      $13,024

                      Lehman Brothers              The S&P 500 Index(3)
                      Aggregate Bond Index(3)

  3/11/96             $10,000                      $10,000
  12/31/96            $10,477                      $11,781
  12/31/97            $11,488                      $15,710]

  Fiscal Year         Oppenheimer  [Convertible]      Goldman Sachs
  (Period) Ended      [Securities Fund] Class M[(4)]  Convertible Bond Index

   [12/31/87          $ 9,675                      $10,000
  12/31/88            $10,878                      $11,336
  12/31/89            $11,763                      $12,179
  12/31/90            $10,805                      $10,927
  12/31/91            $13,884                      $13,954
  12/31/92            $18,214                      $16,416
  12/31/93            $22,083                      $19,227
  12/31/94            $21,834                      $18,296
  12/31/95            $27,513                      $23,327
  12/31/96            $30,148                      $26,534
  12/31/97            $35,632                      $31,782

                      Lehman Brothers              The S&P 500 Index(4)
                      Aggregate Bond Index(4)

  12/31/87            $10,000                      $10,000
  12/31/88            $10,789                      $11,656
  12/31/89            $12,356                      $15,343
  12/31/90            $13,463                      $14,866
  12/31/91            $15,618                      $19,386
  12/31/92            $16,774                      $20,861
  12/31/93            $18,409                      $22,958
  12/31/94            $17,872                      $23,261
  12/31/95            $21,174                      $31,991
  12/31/96            $21,943                      $39,331
  12/31/97            $24,061                      $52,449]

----------------------
(1) Class A shares of the Fund were first publicly offered on May 1, 1995.[ The performance information for the Indices in this graph begins on April 30, 1995.
(2) Class B] shares of the Fund were first publicly offered on [May 1,1995. The performance information for the Indices in this graph begins on April 30, 1995.
(3) Class C shares of the Fund were first publicly offered on July 11, 1995. The performance information for the Indices in this graph begins on February 29, 1996. (4) Class M shares of the Fund were first publicly offered on July 3, 1986. The performance information for the Indices in this graph begins on December 31, 1987.]

                                   Appendix A

                       Description of Securities Ratings


o Moody's Investors Service, Inc. Bond Ratings

Aaa: Bonds which are rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. The investments in which the Fund will principally invest will be in the lower-rated categories described below.

Baa: Bonds which are rated "Baa" are considered medium grade obligations, i. e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds which are rated "C" are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

o Standard & Poor's Bond Ratings

AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions. The investments in which the Fund will principally invest will be in the lower-rated categories, described below.

BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

BB, B CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds on which no interest is being paid are rated "C".

D: Bonds rated "D" are in payment default and payment of interest and/or repayment of principal is in arrears.


o Fitch Investors Service, Inc.

Investment Grade Bond Ratings

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade Bond Ratings

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflect the obligor's limited margin of safety and the need for reasonable business and economic activity through out the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA," "DDD," "DD," or "D" categories.


o Duff & Phelps' Ratings

Long-Term Debt and Preferred Stock

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA+, AA & AA- High credit quality protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A & A- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB & BBB- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB & BB- Below investment grade but deemed to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

B+, B & B- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations issuer failed to meet scheduled principal and/or interest payments.

DP Preferred stock with dividend arrearages.

                                   Appendix B

            Sales Charge Waivers on Purchases of Class M Shares for
                  Accounts Established Prior to March 11, 1996


The Fund may sell Class M shares at net asset value to investors who satisfy the following criteria and who, prior to March 11, 1996, had established accounts, pursuant to which such investors were permitted to purchase the Fund's then outstanding Class A shares at net asset value: (a) the Manager or its affiliates, (b) present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees, (c) registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose, (d) dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees, (e) employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children), (f) dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser on the purchase of Fund shares), and (g) dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administrative services.

                                   APPENDIX C

         Special Sales Charge Arrangements for Shareholders of the Fund
           Who Were Shareholders of the Former Quest for Value Funds


The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax- Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or (ii) received by such shareholder pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.

Class A Sales Charges

     o Reduced Class A Initial Sales Charge Rates for Certain Former Quest Shareholders

     o Purchases by Groups, Associations and Certain Qualified Retirement Plans. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.

                           Front-End         Front-End
                           Sales             Sales            Commission
                           Charge            Charge           as
                           as a              as a             Percentage
  Number of                         Percentage                Percentage of
  Eligible Employees       of Offering       of Amount        Offering
  or Members               Price             Invested         Price
  ----------------------------------------------------------------
  9 or fewer               2.50%             2.56%            2.00%
  ----------------------------------------------------------------
  At least 10 but not
   more than 49            2.00%             2.04%            1.60%
  ----------------------------------------------------------------

     For purchases by Qualified Retirement plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages [35] to [36] of this Prospectus.

     Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 million or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

     o Waiver of Class A Sales Charges for Certain Shareholders Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

     o Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

     o Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

     o Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

     o Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

     o Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."

Class A, Class B and Class C Contingent Deferred Sales Charge Waivers

     o Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995: in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code or from custodial accounts under Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

     o Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under Section 408(a) of the Internal Revenue Code or retirement plans under Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either (a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, B or C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

  [Oppenheimer Convertible Securities Fund ]
  350 Linden Oaks
  Rochester, New York 14625-2807

  Investment Advisor
  OppenheimerFunds, Inc.
  Two World Trade Center
  New York, New York 10048-0203

  Distributor
  OppenheimerFunds Distributor, Inc.
  Two World Trade Center
  New York, New York 10048-0203

  Transfer and Shareholder Servicing Agent
  OppenheimerFunds Services
  P.O. Box 5270
  Denver, Colorado 80217
  1-800-525-7048

  [OppenheimerFunds Internet Web Site
  http://www.oppenheimerfunds.com]

  Custodian of Portfolio Securities
  The Bank of New York
  One Wall Street
  New York, New York 10015

  Independent  [Accountants]
  Price Waterhouse LLP
  [950 17th Street, Suite 2500]
   [Denver, Colorado 80202]

  Legal Counsel
  Kirkpatrick & Lockhart LLP
  1800 Massachusetts Avenue, N. W.
  Washington, D.C. 20036-5891


  No dealer, salesperson or another person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

                                                                  [insert logo
                                                     Printed on recycled paper
  PR0345.001.0498]

Bond Fund Series

Oppenheimer Convertible Securities Fund


350 Linden Oaks, Rochester, New York 14625
1-800-525-7048


Statement of Additional Information dated April 28, 1998

      This Statement of Additional Information of Bond Fund Series- Oppenheimer Convertible Securities Fund (the "Fund") is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated April 28, 1998 It should be read together with the Prospectus, which may be obtained by writing to OppenheimerFunds Services, the Fund's Transfer Agent, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.


CONTENTS

                                                                          Page
About the Fund

Investment Objective and Policies............................................2
     Investment Policies and Strategies......................................2
     Other Investment Techniques and Strategies..............................6
     Other Investment Restrictions..........................................11
How the Fund is Managed.....................................................14
     Organization and History...............................................14
     Trustees and Officers of the Fund......................................16
     The Manager and Its Affiliates.........................................22
Brokerage Policies of the Fund..............................................25
Performance of the Fund.....................................................27
Distribution and Service Plans..............................................34


About Your Account

How To Buy Shares...........................................................37
How To Sell Shares .........................................................48
How To Exchange Shares......................................................53
Dividends, Capital Gains and Taxes..........................................56
Additional Information About the Fund.......................................57


Financial Information About the Fund

Independent Auditors' Report................................................58
Financial Statements........................................................59
Appendix A Corporate Industry Classifications               ...............A-1

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund invests, as well as the strategies the Fund may use to try to achieve its objective. Capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

      The Fund seeks a high level of total return on its assets through a combination of current income and capital appreciation. The Fund invests primarily in a portfolio which consists of a variety of fixed income securities, including convertible securities, which in the opinion of OppenheimerFunds, Inc. (the "Manager") will assist the Fund in achieving its investment objective. Convertible securities include corporate bonds, notes and preferred stock which can be converted into (exchanged for) common stock or other securities which provide an opportunity for participation. The Fund invests a substantial portion of its assets in high-yield, lower rated bonds which are commonly referred to as "junk bonds." Investments of this type are subject to greater risk of loss of principal and interest. High yield bonds generally offer a higher yield to maturity than bonds with higher ratings as compensation for holding an obligation perceived to be of greater risk. The high yield opportunity has been the result of wide yield spreads between high yield obligations and high grade obligations, with actual losses resulting from default remaining low relative to the values of outstanding high yield bonds. In addition to offering higher absolute returns, high yield securities have greater potential than high-grade bonds for better relative performance if their credit quality improves.

     The Manager evaluates the investment merits of fixed-income securities primarily through the exercise of its own investment analysis. This may include consideration of the financial strength of the issuer, including its historic and current financial condition, the trading activity in its securities, present and anticipated cash flow, estimated current value of assets in relation to historical cost, the issuer's experience and managerial expertise, responsiveness to changes in interest rates and business conditions, debt maturity schedules, current and future borrowing requirements, and any change in the financial condition of the issuer and its continuing ability to meet its future obligations. The Manager also may consider anticipated changes in business conditions, levels of interest rates of bonds as contrasted with levels of cash dividends, industry and regional prospects, the availability of new investment opportunities, and the general economic, legislative and monetary outlook for specific industries, the nation and the world.



     o Convertible Fixed Income Securities. Convertible securities are fixed income securities which may be exchanged for or converted into the underlying common stock of the issuer at the option of the holder during a specified period of time. Convertible securities may take the form of convertible preferred stock, convertible bonds or notes, or other fixed income securities with stock purchase warrants, or a combination of the features of several of these securities. Because of the conversion feature, the price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock. Convertible fixed income securities are generally characterized by less price volatility than the common stocks into which they are convertible because of their comparatively higher yields. The investment characteristics of each convertible security vary widely, and such versatility permits the Fund to use convertible securities in different ways in pursuing its investment objective of high total return. For example, the Fund may invest in convertible securities which provide a relatively high level of income, with less appreciation potential as well as those with high appreciation potential and a relatively low level of income or convertible securities which provide some combination of both income and appreciation potential.

      Convertible bonds and convertible preferred stocks are fixed income securities that retain the investment characteristics of fixed income securities until they have been converted. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Convertible securities are senior securities, and therefore, have a claim to assets of the corporation prior to the holders of common stock upon liquidation. Convertible securities, however, are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with yields which are generally higher than common stocks, but lower than non-convertible securities of similar quality.

     As with all fixed income securities, various market forces influence the market value of convertible securities, including changes in the level of interest rates. As the level of interest rates increases, the market value of convertible securities may decline and, conversely, as interest rates decline, the market value of convertible securities may increase. The unique investment characteristic of convertible securities, the right to be exchanged for the issuer's common stock, causes the market value of convertible securities to increase when the value of the underlying common stock increases. Since securities prices fluctuate, however, there can be no assurance that the market value of convertible securities will increase. Convertible securities generally will not reflect quite as great a degree of capital appreciation as the underlying stock. When the underlying common stock is experiencing a decline, the value of the convertible security tends to decline to a level approximating the yield-to-maturity basis of straight non-convertible debt of similar quality, often called "investment value," and may not experience the same decline as the underlying common stock.

      Many convertible securities sell at a premium over their conversion values (i.e., the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock). This premium represents the price investors are willing to pay for the privilege of purchasing a fixed income security with a possibility of capital appreciation due to the conversion privilege. There can be no assurance that the underlying common stock will appreciate enough for this premium to be recovered by the Fund on any particular convertible security.

      o Investment Risks of Fixed-Income Securities. All fixed-income securities are subject to two types of risks: credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments on a security as they become due. Generally, higher yielding lower-grade bonds are subject to credit risk to a greater extent than lower yielding, investment grade bonds. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between price and yield of outstanding fixed-income securities. An increase in prevailing interest rates will generally reduce the market value of already-issued fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater changes in their prices from changes in interest rates than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities after the Fund buys them will not affect the interest payable on those securities, nor the cash income from such securities. However, those price fluctuations will be reflected in the valuations of these securities and therefore the Fund's net asset values.

     As stated in the Prospectus, the fixed-income securities in which the Fund will principally invest will be in those in the lower rating categories or in those which are unrated. The Fund may invest in securities rated as low as "C" by a nationally recognized statistical rating organization ("NRSRO") or in bonds which are unrated. The Manager will not rely solely on the ratings assigned by rating services and may invest, without limit, in unrated securities which offer, in the opinion of the Manager, yields and risks comparable to those of rated securities in which the Fund may invest. The Fund will not invest in securities which are in default at the time of purchase. Because investment in lower rated and unrated fixed income securities involves greater investment risk, achievement of the Fund's investment objectives will be more dependent upon the Manager's credit analysis than would be the case if the Fund were investing in higher quality debt securities.

      Some of the principal risks of high yield securities include: (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates, (iii) subordination of the holder's claims to the prior claims of banks and other senior lenders in bankruptcy proceedings, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates, whereby the holder might receive redemption proceeds at times when only lower-yielding portfolio securities are available for investment, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service, and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. Some high yield bonds pay interest in kind rather than in cash.

      As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a significant number of holders of high yield securities simultaneously decided to sell them. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest. In addition, in recent years there have been several Congressional attempts to limit the use or limit tax and other advantages of high yield bonds. If enacted, such proposals could adversely affect the value of these securities and consequently the Fund's net asset value per share. For example, federally insured savings and loan associations have been required to divest their investments in high yield securities.

     o Convertible Preferred Stock. The Fund may invest in a type of convertible preferred stock that is an equity security with certain characteristics of both a debt security and a call option. These securities can be considered "derivative" securities because of their imbedded option component. These stock instruments trade under a variety of acronyms. They typically provide for a three-year period prior to conversion to common stock (although they are callable by the issuer prior to conversion) and pay a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the same issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the "call price" that was established at the time the preferred stock was issued. Generally, the call price is 30% to 45% above the price of the issuer's common stock at the time the preferred stock is issued and may be subject to downward adjustment over time. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock.

      This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.

 Other Investment Techniques and Strategies

      o Warrants. The Fund has adopted as a fundamental policy that it may invest up to 15% of the value of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities). This fundamental policy is currently limited by an operational policy which provides that the Fund may not invest more than 5% of the value of the Funds' net assets in warrants, valued at market. Included within that amount, but not to exceed 2% of the value of the Funds' net assets, may be warrants which are not listed in the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value for purposes of the limitation imposed by the operational policy. A warrant basically is an option to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, many warrants have expiration dates after which they are worthless unless such warrants are exercised or sold before expiration. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of a warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

     o Fund's Use of Listed Options. The Fund will limit options trading activity to: (1) writing (i.e., selling) covered call options on stocks and the underlying stock of existing convertible positions; (2) purchasing put options on stocks; and (3) entering into closing purchase transactions with respect to certain of such options, provided that all options traded by the Fund are listed on a national securities exchange.


      The Fund will write covered call options in an attempt to increase its income. The Fund may also purchase put options on stock in order to attempt to hedge its portfolio and to reduce investment risks. Hedging strategies are defensive in nature and capital gain potential is forsaken in advancing markets for a reduction of risk in declining markets. No assurances can be made that these options hedging strategies will result in successful investments by the Fund.


     o Characteristics of Listed Options. Because listed options can be employed in a variety of ways to pursue a variety of investment objectives, it follows that the risks and potential rewards of options trading depend in large measure on the manner in which the options are used. Listed options are puts and calls on common stock. A call option conveys the right to buy and a put option conveys the right to sell. Although put options and call options are generally traded on the same underlying securities, it should be clearly understood that call options and put options are separate and distinct investment securities. The purchase or sale of a call in no way involves a put. The purchase or sale of a put in no way involves a call.

      The  option  contract  has a  duration  period  of up to nine  months  and precisely identifies the underlying security. Options traded on options exchanges (the "Exchanges"), have standardized the terms of options contracts. An options contract has four specifications: (1) the type (put or call); (2) the underlying common stock name; (3) the expiration date; and (4) the exercise or strike price. Option contracts give their holder the right to buy or sell a stated number of shares, usually 100, of a particular underlying common stock, at a fixed price (called the strike price) for a predetermined period of time (called the expiration period). An option is a wasting asset; that is, it has only an initial value that declines as time passes. It may expire having no value, or the holder may have to exercise it in order to recover some value before expiration. Of course, the holder may sell the option in the listed option market before expiration.

      Although an option is a security, it derives its value from the underlying common stock. The option price fluctuates as the price of the underlying stock rises or falls. Splits and stock dividends in the underlying stock affect the terms of listed options, although cash dividends do not.

     o Covered Call Option Writing. A call option gives the purchaser of the option the right to buy, and imposes on the writer the obligation to sell, the underlying security at the exercise price during the option period. The Fund may write "covered" call options, that is, options on securities the Fund holds in its portfolio or has an immediate right to acquire, without additional consideration, upon conversion or exchange of securities currently held in its portfolio. For writing a call option, the Fund is paid a sales price or premium. If the call option expires unexercised, the Fund realizes a gain equal to the amount of the premium received upon writing the option, less transaction costs. So long as the obligation of a writer continues, he may be assigned an exercise notice by the broker-dealer through whom such a call option was sold, requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon expiration of the call option, or at such earlier time at which the writer effects a closing purchase transaction (i.e., the purchase of a call option on the same security with the same exercise price and expiration date as the call option already written). Once a writer has been assigned an exercise notice with respect to a call option, he will thereafter be unable to effect a closing purchase transaction with respect to that option. In return for the premium it receives, so long as the Fund's obligation as a writer continues, it will forego the opportunity to profit from any price increase in the underlying stock above the exercise price.

     The Fund will write covered call options for hedging purposes in order to protect against possible declines in the market values of the stocks or convertible securities held in its portfolio. If, for example, the market price of a common stock underlying a convertible security held by a Fund declines and the convertible security also declines in value, such decline will be offset in part (or wholly) by the receipt of the premium on covered call options written by the Fund on such stock. However, if the market price of the underlying common stock increases and the convertible security held by a Fund also increases in value, such increases will be offset in part (or wholly) by any loss resulting from the cancellation of the Fund's position through closing purchase transactions on covered call options written by the Fund or the opportunity loss if the option is exercised. The main risk of any covered call writing strategy is that the common stock/covered call "package" (such as that embedded in a mandatory conversion security) will under perform the common stock alone should the stock's price rise substantially above the strike price of the call option.


      The Fund may not sell any covered call options if, as a result of such sale, the aggregate value of its securities underlying such options (valued at the lower of the option price or market price) would exceed 25% of its net assets. This limitation may not be changed by the Fund without shareholder approval. To secure its obligation to deliver the underlying security, the Fund, as the writer of a call option, is required to deposit in escrow with its Custodian the underlying common stock or a security immediately convertible into the underlying common stock in accordance with the rules of the Options Clearing Corporation and of the various Exchanges.


      o Purchase of Put Options. The Fund will also purchase put options in an attempt to hedge its portfolio and to reduce investment risks. When a convertible security is purchased because the Manager believes the market price of such security may rise, the Manager may nonetheless wish to protect the holdings of such security against a decline in market value by purchasing a put option on the common stock underlying such security. A put option gives the purchaser the right to sell the underlying common stock at the put exercise price regardless of any decline in the underlying stock's market price.

      Thus, the purchase of a put option when used as a defensive measure provides profits should the underlying common stock decline, which would be of use to offset losses from the corresponding decline in the value of the convertible security held. The reduction in loss that this defensive strategy provides is limited to the profit made on the put option transaction, less the premium paid for the put option, less the transaction costs incurred in connection with the put. Should the underlying common stock, and consequently the convertible securities held, increase in value, the profit realized would be reduced by the cost of the purchase of the put options.

     o Risks of Transactions in Stock Options. An option position may be closed out by the Fund only on an Exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there is an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option or at any particular time. Absence of a liquid secondary market on an Exchange may result from a variety of economic, market and regulatory factors including the suspension of trading or an insufficient amount of trading interest. For example, if trading were suspended in an option purchased or written by the Fund, the Fund would not be able to close out the option. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, the Fund will not be able to sell the underlying common stock until the option expires or until it delivers the underlying common stock upon exercise. Similarly, in the absence of a liquid secondary market, the Fund, as the purchaser of a put option, would be able to realize a profit or limit a loss on such option only by exercising such option and, in the case of a put option on stock, by incurring additional transaction costs on the disposition of the underlying security.

      The Exchanges have established limitations governing the maximum number of calls and puts of each class which may be held or written by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different Exchanges or are held or written in one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits. The Manager does not anticipate that such limits will affect the Fund's option trading activities.

      o Mandatory Conversion Securities. In addition to the more traditional convertible securities in which the Fund may invest as described in the Prospectus, the Fund may also invest in more recently developed varieties of convertible securities which are referred to herein as "mandatory conversion securities." Such securities may combine several of the features of debt securities and equity securities, including both preferred stock and common stock. Unlike the more traditional convertible securities, however, many of these securities are characterized by a mandatory conversion feature and an adjustable conversion ratio. Thus, many of these securities offer limited potential for capital appreciation and, in some instances, involve unlimited potential for loss of capital. These securities are designed and marketed by major investment banking firms and trade in the marketplace under various acronyms which are proprietary to the investment banking firm. The Fund may be exposed to counterparty risk to the extent it invests in "synthetic mandatory conversion securities," which are issued by investment banking firms and are unsecured obligations of the issuing firm. Should the issuing firm of such a security experience financial difficulty, its ability to perform according to the terms of the security may become impaired. The mandatory conversion securities which may be purchased by the Fund include, but are not limited to, the so-called equity-linked debt securities and certain varieties of convertible preferred stock. The market for these securities is relatively new.

      o Equity-linked Debt Securities. The Fund may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. Such debt securities usually mature in three to four years, and during the years to maturity pay interest at a favorable fixed rate. Although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

Other Investment Restrictions

Specific investment restrictions help the Fund limit investment risks for shareholders. The following investment restrictions are fundamental investment policies of the Fund and cannot be changed without approval of a majority of the outstanding voting securities of the Fund (defined for purposes of the Prospectus and this Statement as the lesser of: (i) 67% of the shares present or represented by proxy at a meeting at which more than 50% of the outstanding shares are present or represented by proxy; or (ii) more than 50% of the outstanding shares). These restrictions provide that the Fund may not do any of the following:

      o The Fund may not invest more than 25% of the value of the Fund's total assets in the securities of any one issuer or any group of issuers in the same industry, which restriction will not, however, prevent it from investing more than 25% of such Fund's total assets in securities of the United States Government, its agencies or instrumentalities.

      o The Fund may not make any investment if, as a result thereof, less than 50% of the Fund's total assets would be in cash, cash items, U.S. Government securities, and securities of issuers in which its investment is limited to not more than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of any issuer.

      o The Fund may not purchase securities on margin, but the Fund may obtain unsecured loans to purchase securities and may also borrow amounts equivalent to up to 5% of the Fund's net assets for temporary, extraordinary or emergency purposes. The aggregate of all unsecured loans, however, may not exceed 50% of the Fund's total assets.

      o The Fund may not make short sales on securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; no more than 10% of the Fund's total assets will be held as collateral for such short sales at any one time.

      o The Fund may not engage in the purchase and sale of put and call options or in writing such options except as set forth herein and in the Prospectus.

      o The Fund may not invest in warrants other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase, and other than the investment of no more than 15% of the value of its net assets in warrants valued at the lower of cost or market (of which not more than 5% of the Fund's net assets may be invested in warrants not listed on the New York or American Stock Exchange).

      o The Fund may not make loans, provided that this policy does not prohibit the Fund from (1) making loans of its portfolio securities, (2) purchasing notes, bonds or other evidences of indebtedness or making deposits with banks and other financial institutions, and (3) entering into repurchase agreements.

      o The Fund may not purchase or sell real estate, or real estate mortgage loans provided, however, that the Fund may invest not more than 5% of its total assets in marketable securities of real estate investment trusts.

      o The Fund may not deal in commodities or commodities contracts.

      o The Fund may not purchase or retain securities of any issuer if any of its officers and trustees, or any of the officers and directors of the Manager (as hereinafter defined) or Distributor (as hereinafter defined), own individually beneficially more than 0.5% of the outstanding securities of such issuer, or if all of those persons together own more than 5% of that issuer's securities.

      o The Fund may not invest more than 5% of the value of its total assets in securities of any company (including its predecessors) that has not been in business for at least three consecutive years.

     o The Fund may not issue any securities which are senior to shares of the Fund.

      o The Fund may not underwrite securities of other issuers.

      o The Fund may not acquire securities of any other investment company, if as a result of such acquisition, the Fund would own in the aggregate: (i) more than 3% of the voting stock of such investment company; (ii) securities of such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities of such investment company and of any other investment companies (but excluding treasury stock of those funds) having an aggregate value in excess of 10% of the total assets of the Fund. However, none of these limitations is applicable to a security received as a dividend or as a result of an offer of exchange, a merger or plan of reorganization.

      The percentage limitations on investments which are set forth herein are applied at the time an investment is made. No violation of the percentage limitation will occur unless the limitation is exceeded immediately after an investment is made and as a result thereof.

     o Operational Policies. The following restrictions are operational investment policies of the Fund. While these operating investment policies are not fundamental policies and do not require shareholder approval to be changed and may be changed by the Board of Trustees, the Fund has, as a matter of policy, agreed not to change these policies without prior notice to its shareholders. These operating policies provide that the Fund may not do any of the following:

      o The Fund may not invest in any issuer for the purpose of exercising control or management of that issuer, unless approved by the Fund's Board of Trustees.

      o The Fund may not invest any part of its total assets in interests in oil, gas, or other mineral exploration or development programs, although it may invest in securities of companies which invest in or sponsor such programs. The Fund may not invest in oil, gas or other mineral leases.


      o The Fund may not invest more than 5% of the value of the Fund's assets in warrants, valued at the lower of cost or market. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

      o For purposes of the first Fundamental Investment Restriction described above, the Fund's policy with respect to concentration of investments shall be interpreted as prohibiting the Fund from making an investment in the securities of any one issuer or group of issuers in the same industry if, upon making the proposed investment, 25% or more of the value of its (total) assets would be invested in such industry.

      o As a non-fundamental policy, the Fund may not invest more than 15% of the value of the Fund's net assets in Illiquid Securities. An additional operational policy of the Fund provides that certain "restricted securities," as defined in the section entitled "Illiquid Securities" in the prospectus, may be excluded from the Fund's 15% limitation on investments in Illiquid Securities. Rule 144A under the Securities Act of 1933, as amended, permits certain resales of unregistered securities (i.e., restricted securities) provided that such securities have been determined to be eligible for resale under the provisions of Rule 144A. The Fund's Board of Trustees has adopted guidelines and procedures to be utilized by the investment adviser for determining the liquidity of such Rule 144A securities and for monitoring the investment adviser's implementation of the guidelines and procedures. Such determination will be based upon all relevant factors including, among other things: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades, including, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.

How the Fund Is Managed

Organization and History. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Act or other applicable law, or when a shareholder meeting is called by the Trustees. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Act.

      Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class and entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at shareholders' meetings. Shareholders of the Fund vote together in the aggregate on certain matters at shareholders' meetings, such as the election of Trustees and ratification of appointment of auditors for the Fund. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which is not affected by that matter are not entitled to vote on the proposal.

      The Trustees are authorized to create new series and classes of series. The Trustees may reclassify unissued shares of the Fund or its series or classes into additional series or classes of shares. The Trustees may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

     The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

      The Fund is currently the only series of a business trust organized under the laws of the Commonwealth of Massachusetts in 1986. From 1990 through April 30, 1993, the Fund's name was Rochester Convertible Fund, at which time the name of the trust was changed to Rochester Fund Series and the name of the Fund was changed to The Bond Fund For Growth. On March 8, 1996, the name of the trust was changed to Bond Fund Series and the name of the Fund was changed to Oppenheimer Bond Fund for Growth. Subsequently, on April 28, 1998, the Fund's name was changed to Oppenheimer Convertible Bond Fund.


Trustees and Officers of the Fund. The Fund's Trustees and officers, one of which is the Fund's portfolio manager, are listed below, together with their principal occupations and business affiliations during the past five years.


      The address of each is Two World Trade Center, New York, New York 10048, except as noted. All of the Trustees are also trustees of Rochester Fund Municipals and Limited Term New York Municipal Fund (collectively, with the Fund, the "Oppenheimer Rochester Funds"). With the exception of Mr. Cannon, all of the Trustees are also trustees or directors of Oppenheimer Quest Growth & Income Value Fund, Oppenheimer Quest Officers Value Fund, Oppenheimer Quest
Opportunity Value Fund, Oppenheimer Quest Small Cap Fund, Oppenheimer Quest Value Fund, Inc, Oppenheimer Quest Global Value Fund, Inc. and Oppenheimer Quest Capital Value Fund, Inc. (collectively, the "Oppenheimer Quest Funds"). Ms. Macaskill (in her capacity as President), Messrs. Donohue, Bowen, Zack, Bishop and Farrar, respectively, hold the same offices with the Oppenheimer Rochester Funds and the Oppenheimer Quest Funds as with the Fund. As of April 17, 1998 the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of the of each class of the Fund. The foregoing does not include shares held of record by an employee benefit plan for employees of the Manager for which one of the officers below, Mr. Donohue, is a trustee, other than the shares beneficially owned under that plan by the officers of the Fund listed below.

Bridget A. Macaskill, Chairman of the Board of Trustees and President*; Age 49 President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corporation ("HarbourView"), an investment adviser subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. ("SSI") (since August 1994), and Shareholder Financial Services, Inc. ("SFSI") (September 1995), transfer agent subsidiaries of the Manager; President (since September 1995) and a director (since October
1990) of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc. ("OPHI"), a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund manager subsidiary of the Manager ("OFIL") and Oppenheimer Millennium Funds plc (since October 1997); President and a director of other Oppenheimer funds; a director of the NASDAQ Stock Market, Inc. and of Hillsdown Holdings plc (a U.K. food company); formerly an Executive Vice President of the Manager.

John Cannon, Trustee; Age 68
620 Sentry Parkway West Suite 220, Blue Bell, PA 19422 Independent Consultant; Chief Investment Officer, CDC Associates, a registered investment adviser; Director, Neuberger & Berman Income Managers Trust, Neuberger & Berman Income Funds and Neuberger Berman Trust, 1995-Present; formerly Chairman and Treasurer, CDC Associates, 1993-February, 1996; prior thereto, President, AMA Investment Advisers, Inc., a mutual fund investment adviser, 1976-1991; Senior Vice President AMA Investment Advisers, Inc., 1991-1993.

Paul Y. Clinton, Trustee; Age 67
39 Blossom Avenue, Osterville, Massachusetts 02655
Principal of Clinton Management Associates, a financial and venture capital consulting firm; Trustee of Capital Cash Management Trust, a money-market fund and Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of OCC Cash Reserves, Inc. and Trustee of OCC Accumulation Trust, all of which are open-end investment companies. Formerly: Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; President of Essex Management Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership; a general partner of Essex Limited Partnership, an investment partnership; President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment company; and Vice President of W.R. Grace & Co.
---------------
* Trustee who is an "interested person" of the Fund

Thomas W. Courtney, Trustee; Age 64
833 Wyndemere Way, Naples, Florida 34105
Principal of Courtney Associates, Inc. (venture capital firm); former General Partner of Trivest Venture Fund (private venture capital fund); former President of Investment Counseling Federated Investors, Inc.; Trustee of Cash Assets Trust, a money market fund; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, all of which are open-end investment companies; former President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; former Director of Financial Analysts Federation.

Lacy B. Herrmann, Trustee; Age 68
380 Madison Avenue, Suite 2300, New York, New York 10017 Chairman and Chief Executive Officer of Aquila Management Corporation, the sponsoring organization and Manager, Administrator and/or Sub-Adviser to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Tax- Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT; Chairman, President and a Director of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, both of which are open-end investment companies; Trustee Emeritus of Brown University.

George Loft, Trustee; Age 83


51 Herrick Road, Sharon, Connecticut 06069

Private Investor; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, both of which are open-end investment companies.

Andrew J. Donohue, Secretary; Age 47
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer Partnership Holdings, Inc. (since September 1995) and MultiSource Services, Inc. (a broker-dealer) (since December 1995); President and a director of Centennial (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of OAC; A director of OFIL and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

George C. Bowen, Treasurer; Age 61
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of the Distributor; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView; Senior Vice President (since February 1992), Treasurer (since July 1991)and a director (since December 1991) of Centennial; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of SSI; Vice President, Treasurer and Secretary of SFSI
(since November 1989); Treasurer of OAC (since June 1990); Treasurer of OPHI (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc., a broker-dealer (since December 1995); a director or trustee and an officer of other Oppenheimer funds.

Robert Bishop, Assistant Treasurer; Age 39
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

Scott T. Farrar, Assistant Treasurer; Age 32
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

Robert G. Zack, Assistant Secretary; Age 49
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the Manager, Assistant Secretary of SSI (since May 1985), and SFSI (since November 1989); Assistant Secretary of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Michael S. Rosen, Vice President and Portfolio Manager; Age 37 350 Linden Oaks, Rochester, NY 14625 Vice President of the Manager (since January 1996); President of Rochester Division; Formerly Vice President of Rochester Fund Services, Inc., President and Director of Rochester Fund Distributors, Inc., Vice President and a director of Fielding Management Company, Inc., Rochester Capital Advisors, Inc. and Rochester Tax Managed Fund, Inc. (June 1983-January
1996).

Ted Everett, Assistant Vice President and Assistant Portfolio Manager; Age 31 Assistant Vice President of the Manager (since January 1996); formerly Portfolio Manager at Fielding Management Company (July 1993-January 1996), an intern at West Merchant Bank (June 1992- September 1992).

Adele A. Campbell, Assistant Treasurer; Age 34
350 Linden Oaks, Rochester, New York 14625
Assistant Vice President of the Manager (1996-Present); Formerly Assistant Vice President of Rochester Fund Services, Inc. (1994- 1996), Assistant Manager of Fund Accounting, Rochester Fund Services (1992-1994), Audit Manager for Price Waterhouse, LLP (1991-1992).


     o Remuneration of Trustees. All officers of the Fund and Ms. Macaskill, a Trustee and President, are officers or directors of the Manager and receive no salary or fee from the Fund. The following table sets forth the aggregate compensation received by the non-interested Trustees from (i) the Fund during its fiscal year ended December 31, 1997 and (ii) the other Oppenheimer Rochester Funds and the Oppenheimer Quest Funds, paid during the calendar year ended December 31, 1997.

                                      Pension or
                                      Retirement
                      Aggregate       Benefits      Total
                      Compensation    Accrued as    Compensation
                      from the        Part of Fund  From Fund
Name of Person        Fund(1)         Expenses(2)   Complex(3)



John Cannon           $7,388          $ 0           $23,100
Paul Y. Clinton       $7,227          $ 0           $68,379
Thomas W. Courtney$7,227              $ 0           $68,379
Lacy B. Herrmann      $6,677          $ 0           $63,154
George Loft           $7,227          $ 0           $68,379

---------------------

(1)During the fiscal year ended December 31, 1997. (2)The Board of Rochester Fund Municipals has adopted a Retirement Plan for Independent Trustees of that Fund. Under the terms of the Retirement Plan, as amended and restated on October 16, 1995, an eligible Trustee (an Independent Trustee who has served as such for at least three years prior to retirement) may receive an annual benefit equal to the product of $1500 multiplied by the number of years of service as an Independent Trustee up to a maximum of nine years. The maximum annual benefit which may be paid to an eligible Trustee under the Retirement Plan is $13,500. The Retirement Plan will be effective for all eligible Trustees who have dates of retirement occurring on or after December 31, 1996. Subject to certain exceptions, retirement is mandatory at age 72 in order to qualify for the Retirement Plan. Although the Retirement Plan permits Eligible Trustees to elect early retirement at age 63, retirement benefits are not payable to Eligible Trustees who elect early retirement until age 65. The Retirement Plan provides that no Independent Trustee who is elected as a Trustee of Rochester Fund Municipals after September 30, 1995, will be eligible to receive benefits thereunder. Mr. Cannon is the only current Independent Trustee who may be eligible to receive benefits under the Retirement Plan. Because each Trustee's retirement benefits will depend on the amount of the Trustee's length of service, the amount of those benefits cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits. (3) For the purpose of the chart above, "Fund Complex" includes Limited Term New York Municipal Fund, Rochester Fund Municipals, Oppenheimer Quest Growth & Income Fund, Oppenheimer Quest Officers Value Fund, Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Small Cap Value Fund, Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Value Fund, Inc. and Oppenheimer MidCap Fund.

Deferred Compensation Plan. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan for the limited purpose of determining the value of the Trustee's deferred fee account.

Major Shareholders. The Fund currently offers four classes of shares of beneficial interest: Class A shares, Class B shares, Class C shares and Class M shares. The different classes of shares represent investments in the same portfolio of securities, but are subject to different expenses and are likely to have different share prices. On March 11, 1996, the Fund redesignated as Class M shares its Class A shares, which had been outstanding prior to that date, redesignated as Class A shares its Class Y shares, which had been outstanding prior to that date and authorized the issuance of Class C shares. As of April 17, 1998, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund as a whole or the Fund's then outstanding Class A, Class B, Class C or Class M shares, except Merrill Lynch Pierce Fenner & Smith Inc. ("Merrill Lynch"), 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484, which was the record owner of 8,736,115.592 Class B shares (equal to 30.84% of the Class B shares then outstanding); 2,524,587.006 Class C shares (equal to 37.75% of the Class C shares then outstanding); and 4,890,971.731 Class M shares (equal to 25.25% of the Class M shares then outstanding). The Manager has been advised that such shares were held by Merrill Lynch for the benefit of its customers.


The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom serve as officers of the Fund and one of whom (Ms. Macaskill) serves as a Trustee of the Fund.

      The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.


     |X| Portfolio Management. The Portfolio Manager of the Fund is Michael S. Rosen, a Vice President of the Manager. He is the person principally responsible for the day-to-day management of the Fund's portfolio. Mr. Rosen's background is described in the Prospectus under "Portfolio Manager." Other members of the Manager's Equity Portfolio Department, particularly Edward Everett, an assistant portfolio manager for the Fund, provides the Portfolio Manager with counsel and support in managing the Fund's portfolio.


      o The Investment Advisory Agreement. The Investment Advisory Agreement between the Manager and the Fund which was entered into on January 4, 1996 ("Advisory Agreement") requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund. For these services, the Manager will receive from the Fund an annual fee, computed and payable monthly as a percentage of average daily net assets, as follows: average daily net assets up to $50 million, 0.625%; average daily net assets on the next $250 million, 0.50%; and average daily net assets in excess of $300 million, 0.4375%.


      Expenses not expressly assumed by the Manager under the Advisory Agreement or by the Distributor are paid by the Fund. The Advisory Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation. For the Fund's fiscal years ended December 31, 1995 and 1996, the management fees paid by the Fund to its previous investment adviser, Fielding Management Company, Inc., were $1,030,091 and $16,104, respectively. During the Fund's fiscal years ended December 31, 1996 and 1997, the management fees paid by the Fund to OppenheimerFunds, Inc., its current Investment Adviser, were $2,132,110 and $3,705,530, respectively.


      The Investment Advisory Agreement contains no expense limitation. However, because of state regulations limiting fund expenses that previously applied, the Manager had voluntarily undertaken that the Fund's total expenses in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) would not exceed the most stringent state regulatory limitation applicable to the Fund. Due to changes in federal securities laws, such state regulations no longer apply and the Manager's undertaking is therefore inapplicable and has been withdrawn.

      The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, the Manager shall not be liable for any loss sustained by reason of good faith errors or omissions on its part with respect to any matters to which the Advisory Agreement relates. The Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.


o The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of shares of the Fund's Class A, Class B, Class C and Class M shares, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, (excluding payments under the Distribution and Service Plans but including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders), are borne by the Distributor. During the Fund's fiscal years ended December 31, 1996 and 1997, the aggregate sales charges on sales of the Fund's Class A shares were
$1,744,103  and  $1,867,289,  respectively,  of  which  the  Distributor  and an affiliated broker-dealer retained in the aggregate $571,488 and $564,844, respectively. During the Fund's fiscal years ended December 31, 1996 and 1997, the contingent deferred sales charges collected on the Fund's Class B shares were $142,078 and $444,782, respectively, [all of which the Distributor retained]. During the period from May 1, 1995, the inception of the Class B, through December 31, 1995, the contingent deferred sales charge collected by Rochester Fund Distributors, Inc. on the redemption of Class B shares totaled $5,001. During the Fund's fiscal years ended December 31, 1996 and 1997, the contingent deferred sales charges collected on the Fund's Class C shares were $10,119 and $26,261, respectively, [all of which was retained by the Distributor]. During the Fund's fiscal years ended December 31, 1996 and 1997, the aggregate sales charges on sales of the Fund's Class M shares were $1,939,722 and $760,191, respectively, of which the Distributor and an affiliated broker-dealer retained in the aggregate $125,679 and $96,399, respectively. During the Fund's fiscal year ended December 31, 1995, the aggregate amount of sales charge on sales of the Fund's Class M shares was $2,744,786, of which Rochester Fund Distributors, Inc., the Fund's previous principal underwriter, retained $228,970. For additional information about distribution of the Fund's shares and the payments made by the Fund to the Distributor in connection with such activities, please refer to "Distribution and Service Plans," below.

      o The Transfer Agent. OppenheimerFunds Services, a division of the Manager, serves as the Fund's Transfer Agent. The Transfer Agent is responsible for maintaining shareholder accounting records, and for shareholder servicing and administrative functions. The Transfer Agent is compensated on the basis of a fixed fee per account and as a percentage of the Fund's average daily net assets. The compensation paid by the Fund for such services under a comparable arrangement with Rochester Fund Services, Inc., the Fund's previous shareholder services agent, for the fiscal year ended December 31, 1995 was $245,510. The compensation paid by the Fund for such services for the fiscal years ended December 31, 1996 was $484,088, of which $3,246 was paid to Rochester Fund Services, the Fund's prior transfer agent and $480,842 was paid to OppenheimerFunds Services. The compensation paid by the Fund to the Transfer Agent for such services during the Fund's fiscal year ended December 31, 1997 was $873,562.


Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the Advisory Agreement is to arrange the portfolio transactions for the Fund. The Advisory Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the Advisory Agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.


     Under the Advisory Agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than that which would have been charged by another qualified broker if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the Advisory Agreement and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the Advisory Agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. As stated in the prospectus, the portfolio securities of the Fund are generally traded on a net basis and, as such, do not involve the payment of brokerage commissions. It is the policy of the Manager to obtain the best net results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread) and the firm's general execution capabilities. Where more than one dealer is able to provide the most competitive price, both the sale of Fund shares and the receipt of research may be taken into consideration as factors in the selection of dealers to execute portfolio transactions for the Fund. The transaction costs associated with such transactions consist primarily of the payment of dealer and underwriter spreads. Brokerage commissions are paid primarily for effecting transactions in listed securities and or for certain fixed-income agency transactions, in the secondary market, otherwise only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The research services provided by a particular broker may be useful in one or more of the advisory accounts of the Manager and its affiliates. The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Act, and who have no direct or indirect financial interest in the operation of the Advisory Agreement or the Distribution Plans described below) annually review information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services. Total brokerage commissions paid by the Fund (not including any spreads or concessions on principal transactions on a net trade basis) for the fiscal years ended December 31, 1995, 1996 and 1997 were approximately $86,680, $184,835 and $374,622, respectively.

      A change in securities held by the Fund is known as "portfolio turnover." The Fund's options hedging and income strategies may increase the portfolio turnover of the Fund. Therefore, the portfolio turnover of the Fund may be higher than other investment companies not utilizing such options trading techniques. As portfolio turnover increases, the Fund can be expected to incur brokerage commission expenses and transaction costs which will be borne by the Fund. In any particular year, however, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. For the fiscal years ended December 31, 1995, 1996 and 1997 the Fund's portfolio turnover rates were and 57.51%, 52.67% and 78.50%, respectively.


Performance of the Fund

Yield and Total Return Information. As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below. The Fund currently offers four classes of shares of beneficial interest: Class A shares, Class B shares, Class C shares and Class M shares. The different classes of shares represent investments in the same portfolio of securities, but are subject to different expenses and are likely to have different share prices. On March 11, 1996, the Fund redesignated as "Class M shares" its Class A shares, which had been outstanding prior to that date and redesignated as "Class A shares" its Class Y shares, which had been outstanding prior to that date. Class B shares were first publicly offered on May 1, 1995. Class C shares were first publicly offered on March 11, 1996.

     The Fund's advertisements of its performance data with respect to any class must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for that class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently- ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured, and its returns and share prices are not guaranteed and normally fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of each class of shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.


o  Yields.

      o Standardized Yield. The Fund's standardized "yield" (referred to as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class for the same class of shares, described below. It is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission that apply to all funds that quote yields designed to assure uniformity in the way that all funds calculate their yields:


                                             a-b       6
                   Standardized Yield = 2 ((------ + 1) - 1)
                                              cd

     The symbols above represent the following factors:

     a = dividends and interest earned during the 30-day period.

     b = expenses accrued for the period (net of any expense reimbursements).

     c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

     d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period. For the 30-day period ended December 31, 1997, the standardized yields for the Fund's classes were as follows:

Without Deducting Sales Charge            With Sales Charge Deducted

Class A:        4.47%                           4.21%

Class B:        3.69%                           N/A

Class C:        3.70%                           N/A

Class M:        3.88%                           3.76%

     o Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on shares of a class during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

Dividend Yield of the Class =

                             Dividends of the Class
              ----------------------------------------------------
              Max Offering Price of the Class (last day of period)

                                Divided by number of days (accrual period) x 365

      The maximum offering price for Class A and Class M shares includes the current maximum initial sales charge for each respective class. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A and Class M dividend yield may also be quoted without deducting the maximum initial sales charge.

      The dividend yields for the 30-day dividend period ended December 31, 1997 were as follows:

Without Deducting Sales Charge                  With Sales Charge Deducted

Class A:              5.72%                     5.39%

Class B:              4.80%                     N/A

Class C:              4.83%                     N/A

Class M:              5.12%                     4.96%


Total Return Information. As described in the Prospectus, from time to time the "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.

      The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each advertised class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of each class of shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

      o Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

                    ( ERV ) 1/n
                    (-----) -1 = Average Annual Total Return
                    (  P  )

     o Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                             ERV - P
                             ------- = Total Return
                                P

      In calculating total returns for Class A shares and Class M shares, the current maximum sales charges of 5.75% and 3.25%, respectively (as a percentage of the offering price) are deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, payment of a contingent deferred sales charge of 5.0% for the first year, 4.0% for the second year, 3.0% for the third year, 3.0% for the fourth year, 2.0% for the fifth year and 1.0% for the sixth year, and none thereafter, is applied, as described in the Prospectus. For Class C shares, the payment of the 1% contingent deferred sales charge for the first 12 months is applied as described in the Prospectus. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.


      The average annual total returns on an investment in Class A shares of the Fund for the one year period ended December 31, 1997 and for the period from May 1, 1995 through December 31, 1997, were 11.94% and 14.18%, respectively. The cumulative "total return" on Class A shares for the period from May 1, 1995 through December 31, 1997 was 42.44%. The average annual total returns for Class B shares for the one year period ended December 31, 1997 and for the period from May 1, 1995 through December 31, 1997, were 12.93% and 15.05% respectively. The cumulative "total return" on Class B shares for the period from May 1, 1995 through December 31, 1997 was 45.33%. The cumulative total return of Class C shares for the period from March 11, 1996 (date of first public offering of Class C shares) through December 31, 1997 was 27.01%. The average annual total returns on an investment in Class M shares of the Fund for the one, five and ten year periods ended December 31, 1997 were 14.35%, 13.61% and 13.55%, respectively. The cumulative "total return" on Class M shares for the period from June 3, 1986 through December 31, 1997 was 221.76%.

      o Total Returns at Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B, Class C or Class M shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The cumulative total return at net asset value of the Fund's Class A shares for the one year period ended December 31, 1997 and for the period from May 1, 1995 through December 31, 1997, were 18.77% and 51.13%, respectively. The cumulative total returns at net asset value for Class B shares for the one year period ended December 31, 1997 and for the period from May 1, 1995 through December 31, 1997, were 17.93% and 48.33% respectively. The cumulative total return of Class C shares at net asset value for the period from March 11, 1996 (date of first public offering of Class C shares) through December 31, 1997 was 27.01%. The cumulative total returns at net asset value on an investment in Class M shares of the Fund for the one, five and ten year periods ended December 31, 1997 and for the period from June 3, 1986 through December 31, 1997, were 18.19%, 95.63% and 232.57%, respectively.


      Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B, Class C or Class M shares. However, when comparing total return of an investment in Class A, Class B, Class C or Class M shares of the Fund with that of other alternatives, investors should understand that as the Fund invests in high yield securities, its shares are subject to greater market risks than shares of funds having other investment objectives and that the Fund is designed for investors who are willing to accept greater risk of loss in the hopes of realizing greater gains.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B, Class C or Class M shares by Lipper Analytical Services, Inc. ("Lipper"), a widely- recognized independent service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund's classes are ranked against
(i) all other funds (excluding money market funds), (ii) all other high current yield or fixed income funds and (iii) all other such funds in a specific size category. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.

      From time to time the Fund may publish the star ranking of the performance of its Class A, Class B, Class C and Class M shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds, based on risk-adjusted total investment returns. Investment return measures a fund's or class' one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures a fund's or class' performance below 90- day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in the fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's or class' 3-year ranking or its combined 3- and 5-year ranking (weighted 60%/40%, respectively, or its combined 3-, 5- and 10-year ranking (weighted 40%, 30% and 30%, respectively), depending on the inception of the fund or class. Rankings are subject to change monthly.

      The Fund may also compare its performance to that of other funds in its Morningstar Category. In addition to its star ranking, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

      The total return on an investment in the Fund's Class A, Class B, Class C or Class M shares may be compared with performance for the same period of comparable indices, including but not limited to The First Boston Convertible Securities Index and the Goldman Sachs 100 Convertible Index. Both indices serve as a standard of comparison and measurement of market opportunities for convertible funds and illustrates the unique and dynamic characteristics of the convertible securities market. The First Boston Convertible Securities index is calculated at each month end. The Goldman Sachs 100 Convertible Index is comprised of 100 convertible securities. Index performance does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in an Index.

      Investors may also wish to compare the return on the Fund's Class A, Class B, Class C or Class M shares to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. Government.

     From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the OppenheimerFunds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      The performance of the Fund's Class A, Class B, Class C or Class M shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Distribution and Service Plans

      The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class M shares of the Fund under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plan for Class C shares, that vote was cast by the Manager as the sole initial holder of Class C shares of the Fund.

      In addition, under the Plans, the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund), to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform, at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make to Recipients from their own resources.

     Unless terminated as described below, each Plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Fund's Board of Trustees, including the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required by a Securities and Exchange
Commission rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shareholders under the Class A Plan. Such approval must be by a "majority" (as defined in the Act), of the Class A and Class B shares voting separately by class. All material amendments must be approved by the Board and the Independent Trustees.

      While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which each payment was made and the identity of each Recipient that received any payment. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on selection or nomination is approved by a majority of the Independent Trustees.


      Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers, did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. The Board of Trustees has set the fees at the maximum rate and set no minimum amount of the assets.

      For the fiscal year ended December 31, 1997, payments under the Plan for Class A shares totaled $340,094, all of which was paid by the Distributor to Recipients, including $32,539 paid to MML Investor Services, Inc., an affiliate of the Distributor. Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal year may not be recovered in subsequent years. Payments received by the Distributor under the Plan for Class A shares will not be used to pay any interest expense, carrying charge, or other financial costs, or allocation of overhead by the Distributor.

      For the fiscal year ended December 31, 1997, payments under the Plan for Class M shares totaled $2,129,479 of which $732,265 was retained and $8,871 was paid to MML Investor Services, Inc., an affiliate of the Distributor. Any unreimbursed expenses incurred by the Distributor with respect to Class M shares for any fiscal year may not be recovered in subsequent years. Payments received by the Distributor under the Plan for Class M shares will not be used to pay any interest expense, carrying charge, or other financial costs, or allocation of overhead by the Distributor.


      The Class B and Class C Plans allows the service fee payments to be paid by the Distributor to Recipients in advance for the first year Class B and Class C shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The services rendered by Recipients in connection with personal services and the maintenance of Class B and Class C shareholder accounts may include but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of accounts, as the Distributor or the Fund may reasonably request. The advance payment is based on the net asset value of the Class B and Class C shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event Class B or Class C shares are redeemed during the first year that the shares are outstanding, the Recipient will be obligated to repay a pro rata portion of the advance payment for those shares to the Distributor. Payments made under the Class B Plan during the fiscal year ended December 31, 1997 totaled $2,961,198, of which $2,652,820 was retained by the Distributor and $3,297 was paid to an affiliate of the Distributor. Payments made under the Class C Plan during the fiscal year ended 1997 totaled $622,555, of which $461,741 was retained by the Distributor and $3,302 was paid to an affiliate of the Distributor.


      Although the Class B and Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fees on such shares, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B Plan and the Class C Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B Plan and the Class C Plan are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc., on payments of asset-based sales charges and service fees.

     Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without paying a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of Class B and Class C shares of the Fund. The Distributor retains the asset- based sales charge on Class B shares. As to Class C shares, the Distributor retains the asset-based sales charge during the first year shares are outstanding, and pays the asset-based sales charge as an ongoing commission to the dealer on Class C shares outstanding for a year or more. Under the Class B and Class C Plans, the asset-based sales charge is paid to compensate the Distributor for its services, described below, to the Fund.

      The Class B and Class C Plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund during that period. Such payments are made in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, or may provide such financing from its own resources, or from an affiliate, (iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders), state "blue sky" registration fees and certain other distribution expenses.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B, Class C and Class M Shares. The availability of four classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than another.


      The four classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class may have different shareholder privileges and features. The net income attributable to Class B, Class C and Class M shares and the dividends payable on Class B, Class C and Class M shares will be reduced by incremental expenses borne by those classes, including the asset-based sales charge to which Class B, Class C and Class M shares are subject.


     The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      The  methodology  for  calculating  the net  asset  value,  dividends  and distributions of the Fund's Class A, Class B, Class C and Class M shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and/or Service Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.


Determination of Net Asset Value Per Share. The net asset values per share Class A, Class B, Class C and Class M shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "NYSE") on each day that the NYSE is open, by dividing the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00 P.M., but may close earlier on some other days (for example, in case of weather emergencies or days falling before a holiday). The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. The Fund may invest a portion of its assets in foreign securities primarily listed on foreign exchanges which may trade on Saturdays or customary U.S. business holidays on which the NYSE is closed. Because the Fund's price and net asset value will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) equity securities traded on a U.S. securities exchange or on the Automated Quotation System ("NASDAQ") of the Nasdaq Stock Market, Inc. for which last sale information is regularly reported are valued at the last reported sale price on the principal exchange for such security or NASDAQ that day (the "Valuation Date") or, in the absence of sales that day, at the last reported sale price preceding the Valuation Date if it is within the spread of the closing "bid" and "asked" prices on the Valuation Date or, if not, the closing "bid" price on the Valuation Date; (ii) equity securities traded on a foreign securities exchange are valued generally at the last sales price available to the pricing service approved by the Fund's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded at its last trading session on or immediately preceding the Valuation Date, or, if unavailable, at the mean between "bid" and "asked" prices obtained from the principal exchange or two active market makers in the security on the basis of reasonable inquiry; (iii) a non-money market fund will value (x) debt instruments that had a maturity of more than 397 days when issued, (y) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity in excess of 60 days, and (z) non-money market type debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of sixty days or less, at the mean between "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or, if unavailable, obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (iv) money market-type debt securities held by a non-money market fund that had a maturity of less than 397 days when issued and have a remaining maturity of 60 days or less, and debt instruments held by a money market fund that have a remaining maturity of 397 days or less, shall be valued at cost, adjusted for amortization of premiums and accretion of discount; and (v) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures.

     If the Manager is unable to locate two active market makers willing to give quotes (see (ii) and (iii) above), the security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available) provided that the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect the current market value.

      The Manager may use pricing services approved by the Board of Trustees to price U.S. Government securities, corporate debt securities or mortgage-backed securities for which last sale information is not generally available. The pricing service, when valuing such securities, may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Manager will monitor the accuracy of the pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

      Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange. Events affecting the values of foreign securities traded in securities markets that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees or the Manager, under procedures established by the Board of Trustees, determines that the particular event is likely to effect a material change in the value of such security. Foreign currency, including forward contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in foreign currency will be converted to U.S. dollars at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service.

      Puts, calls and futures are valued at the last sales price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "ask" prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing "bid" price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between "bid" and "ask" prices obtained by the Manager from two active market makers. If the Manager is unable to locate two active market makers willing to give quotes, the security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available) provided that the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect the current market value.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares and Class M shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain circumstances described in the Prospectus because the Distributor incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in-law, brothers and sisters, aunts, uncles, nieces, nephews, sons-and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings. Relations by virtue of a remarriage (step-children, step-parents, etc.) are included.


     o The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:


Oppenheimer  Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer California  Municipal Fund
Oppenheimer  Intermediate  Municipal Fund
Oppenheimer Insured  Municipal  Fund
Oppenheimer  Main  Street  California  Municipal  Fund
Oppenheimer  Florida  Municipal  Fund
Oppenheimer  Pennsylvania  Municipal Fund
Oppenheimer New Jersey  Municipal Fund
Oppenheimer  Discovery Fund
Oppenheimer Developing Markets Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Growth Fund
Oppenheimer  Equity  Income  Fund
Oppenheimer  Multiple  Strategies  Fund
Oppenheimer MidCap Fund
Oppenheimer International Small Company Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income & Growth Fund
Oppenheimer High  Yield  Fund
Oppenheimer   Champion  Income  Fund
Oppenheimer  Bond  Fund
Oppenheimer  Limited-Term  Government Fund
Oppenheimer  Gold & Special Minerals Fund
Oppenheimer  Strategic  Income Fund
Oppenheimer  Global Fund
Oppenheimer Global  Growth & Income  Fund
Oppenheimer  U.S.  Government  Trust
Oppenheimer International Bond Fund
Oppenheimer  Enterprise Fund
Oppenheimer Real Asset Fund
Oppenheimer  Quest Value Fund, Inc.
Oppenheimer  Quest  Opportunity  Value Fund
Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer  Quest Growth & Income Value Fund
Oppenheimer  Quest Officers Value Fund

Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer International Growth Fund
Oppenheimer Disciplined Value Fund
Oppenheimer Disciplined Allocation Fund
Oppenheimer LifeSpan Balanced Fund
Oppenheimer LifeSpan Income Fund
Oppenheimer LifeSpan Growth Fund
Oppenheimer Convertible Securities Fund
Limited Term New York Municipal Fund
Rochester Fund Municipals
Oppenheimer World Bond Fund


and the following "Money
Market Funds":


Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial  Government Trust
Centennial New York Tax Exempt Trust
Centennial  California  Tax Exempt  Trust
Centennial America Fund, L.P.

There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

      o Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares and Class M shares of the Fund (and Class A and Class B shares of other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares and Class M shares of the Fund (and Class A shares and Class B shares of other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares or Class M shares. Each purchase of Class A shares or Class M shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

      For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      o  Terms of Escrow That Apply to Letters of Intent.

      (1) Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      (2) If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      (3) If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      (4) By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

      (5) The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class M shares sold with a front-end sales charge (c) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (d) Class A shares or Class B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
(ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      (6) Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds. If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited normally four to five business days prior to the investment dates selected in the Account Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmission. There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Retirement Plans. In describing certain types of employee benefit plans that may purchase Class A shares without being subject to the Class A contingent deferred sales charge, the term "employee benefit plan" means any plan or arrangement, whether or not "qualified" under the Internal Revenue Code, including, medical savings accounts, payroll deduction plans or similar plans in which Class A shares are purchased by a fiduciary or other person for the account of participants who are employees of a single employer or of affiliated employers, if the Fund account is registered in the name of the fiduciary or other person for the benefit of participants in the plan.


     The term "group retirement plan" means any qualified or non-qualified retirement plan (including 457 plans, SEPs, SARSEPs, 403(b) plans other than public school 403(b) plans, and SIMPLE plans) for employees of a corporation or a sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group or association has made special arrangements with the Distributor and all members of the group or association participating in or who are eligible to participate in the plan(s) purchase Class A shares of the Fund through a single investment dealer, broker, or other financial institution designated by the group. "Group retirement plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of the Fund through a single investment dealer, broker, or other financial institution, if that broker-dealer has made special arrangements with the Distributor enabling those plans to purchase Class A shares of the Fund at net asset value but subject to a contingent deferred sales charge.

      In addition to the discussion in the Prospectus relating to the ability of Retirement Plans to purchase Class A shares at net asset value in certain circumstances, there is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds by a Retirement Plan in the following cases:

      (i) the recordkeeping for the Retirement Plan is performed on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") and, on the date the plan sponsor signs the Merrill Lynch recordkeeping service agreement, the Retirement Plan has $3 million or more in assets invested in mutual funds other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

      (ii) the recordkeeping for the Retirement Plan is performed on a daily valuation basis by an independent record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the Merrill Lynch record keeping service agreement, the Plan must have $3 million or more in assets, excluding assets held in money market funds, invested in Applicable Investments; or

      (iii) the Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager on the date the plan sponsor signs the Merrill Lynch record keeping service agreement.

      If a Retirement Plan's records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract or alliance arrangement with Merrill Lynch, and if on the date the plan sponsor signs the Merrill Lynch record keeping service agreement the Retirement Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments, then the Retirement Plan may purchase only Class B shares of one or more of the Oppenheimer funds. Otherwise, the Retirement Plan will be permitted to purchase Class A shares of one or more of the Oppenheimer funds. Any of those Retirement Plans that currently invest in Class B shares of the Fund will have their Class B shares be converted to Class A shares of the Fund once the Plan's Applicable Investments have reached $5 million.

      Any redemptions of shares of the Fund held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch that are currently invested in Class B shares of the Fund shall not be subject to the Class B CDSC.


How to Sell Shares

      Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

      o Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

      o Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Directors of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value it portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares, (ii) Class B shares, (iii) Class C shares that were subject to the Class C contingent deferred sales charge when redeemed, or (iv) Class M shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code (the "Code"), if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension, profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customer. The shareholder should contact the broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus. Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A and Class M share purchases, shareholders should not make regular additional Class A or Class M share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B and Class C Contingent Deferred Sales Charges").


      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below, as well as in the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.


     o Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature- guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

     o Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

     The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

      The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend- reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares


As stated in the Prospectus, except with respect to exchanges of Class M shares, which may be exchanged only for Class A shares as described in the following paragraph, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All Oppenheimer funds offer Class A, Class B and Class C shares, except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax-Exempt Trust, Centennial Government Trust, Centennial New York Tax-Exempt Trust, Centennial California Tax-Exempt Trust and Centennial America Fund, L.P., which only offer Class A shares and Oppenheimer Main Street

California Municipal Fund, which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A current list showing which funds offer which classes can be obtained by calling the Distributor at 1-800-525-7048.

      The Fund is currently the only Oppenheimer fund which offers Class M shares. Except as described herein there may be no exchanges of any class of shares of any Oppenheimer fund into Class M shares of the Fund. With respect to those accounts established on or before March 8, 1996, Class M shares may be exchanged for Class A shares of Oppenheimer funds. Except for Class A shares of either Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves which were acquired upon the exchange of Class M shares of the Fund, no exchanges of any class of shares of any Oppenheimer fund into Class M shares are permitted.


      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege.

     Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds (except Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 12 months (18 months for shares purchased prior to May 1, 1997) of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class

B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B ,Class C or Class M shares.

      The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans, checkwriting, if available, and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value. However, daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. If all shares in an account are redeemed, all dividends accrued on shares in the account will be paid together with the redemption proceeds. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase).

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, in order to enable the investor to earn a return on otherwise idle funds.

Tax Status of the Fund's Dividends and Distributions. The Federal income tax treatment of the Fund's dividends and distributions is explained in the
Prospectus under the caption "Dividends, Distributions and Taxes." Special provisions of the Code govern the dividends-received deduction for corporate shareholders. Long- term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends (generally dividends from domestic corporations) which the Fund derives from its portfolio investments held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on shares held by the shareholder for 45 days or less. To the extent that the Fund derives a substantial portion of its gross income from option premiums, interest income or short-term gains from the sale of securities, or dividends from foreign corporations, its dividends will not qualify for the deduction.

      Under the Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year to October 31 of the current year or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund's distributions will meet those requirements, the Fund's Board and Manager might determine that in a particular year it would be in the best interest of the Fund not to distribute income or capital gains at the mandated levels and to pay the excise tax on the undistributed amounts, which would reduce the amount available for distribution to shareholders.

      The Code requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. The Fund may also from time to time receive payment-in-kind securities in lieu of cash interest payments. As an investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund maybe required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would have had in the absence of such transactions.

Additional Information About the Fund
The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by federal deposit insurance. Such uninsured balances at times may be substantial.


Independent Accountants. Price Waterhouse LLP serves as the Fund's independent accountants. The services provided by Price Waterhouse LLP include auditing services and review and consultations on various filings by the Fund with the Securities and Exchange Commission and tax authorities. They also act as auditors for certain other funds advised by the Manager and its affiliates.

--------------------------------------------------------------------------------
Report                of                 Independent                 Accountants
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Bond Fund Series: In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Bond Fund for Growth (the sole portfolio constituting Bond Fund Series, hereafter referred to as the Fund) at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and finacial highlights (hereafter referred to as finacial statements) are the responsibility of the Fund's management; our responsiblitiy is to express an opinion on these finacial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Denver, Colorado
January 23, 1998


                       8 Oppenheimer Bond Fund for Growth

--------------------------------------------------- Statement of Investments
December 31, 1997
--------------------------------------------------------------------------------

Face         Market Value                                              Amount       See Note 1
======================================================= Convertible Corporate Bonds and Notes--70.5%
         ----------------------------------------------------------------------------------------------
Basic Materials--1.0%
---------------------------------------------------------------------------------------------- Metals--1.0%
                                                                 Homestake Mining Co., 5.50% Cv. Sub. Nts.,
6/23/00(1)                 $ 6,000,000  $ 5,580,000
---------------------------------------------------------------------------------------------- Inco Ltd.,
7.75% Cv. Debs., 3/15/16                                     3,814,000    3,742,487
                                              ---------
9,322,487
---------------------------------------------------------------------------------------------- Consumer
Cyclicals--15.0%
----------------------------------------------------------------------------------------------  Autos &
Housing--2.9%                                                               Bluegreen Corp., 8.25% Cv. Sub. Debs.,
5/15/12                          3,635,000    3,357,831
---------------------------------------------------------------------------------------------- Engle Homes,
Inc., 7% Cv. Sub. Nts., 3/1/03                             1,850,000    2,442,000
---------------------------------------------------------------------------------------------- Magna
International, Inc., 5% Cv. Sub. Debs., 10/15/02                  7,000,000    8,531,250
---------------------------------------------------------------------------------------------- MascoTech,
Inc., 4.50% Cv. Sub. Debs., 12/15/03                        10,000,000    8,750,000
---------------------------------------------------------------------------------------------- Rouse Co.,
5.75% Cv. Sub. Nts., 7/23/02                                 4,450,000    5,123,062
                                              -----------
28,204,143
---------------------------------------------------------------------------------------------- Leisure &
Entertainment--4.6%                                                       Credit Suisse First Boston Corp., New
York Branch, 3% Disney-                       Linked Certificate of Deposit, 10/3/01(2)
    10,000,000   12,950,000
---------------------------------------------------------------------------------------------- Family Golf
Centers, Inc., 5.75% Cv. Sub. Nts., 10/15/04(1)             3,000,000    3,183,750
---------------------------------------------------------------------------------------------- Hudson Hotels
Corp., 7.50% Cv. Sub. Debs., 7/1/01(2)                    7,500,000    7,140,000
---------------------------------------------------------------------------------------------- Marriott
International, Inc., Zero Coupon Sub. Liquid Yield Option                  Nts.:
                                          4.262%, 3/25/11(1)(3)                                                   7,000,000
4,558,750 3.935%, 3/25/11(3)                                                      3,000,000    1,953,750
---------------------------------------------------------------------------------------------- Speedway
Motorsports, Inc., 5.75% Cv. Sub. Debs., 9/30/03               4,000,000    4,090,000
---------------------------------------------------------------------------------------------- Time Warner,
Inc., Zero Coupon Cv. Sr. Sub. Liquid Yield Option                     Nts., 4.769%, 6/22/13(3)
                                   20,000,000   10,125,000
     -----------                                                                                     44,001,250

---------------------------------------------------------------------------------------------- Media--2.5%
                                                                  Hollinger, Inc., Zero Coupon Cv. Sub. Liquid Yield
Option Nts.,                     6.331%, 10/5/13(3)                                                     10,000,000
3,850,000 ----------------------------------------------------------------------------------------------
Interpublic Group Cos., 1.80% Cv. Sub. Debs., 9/16/04(1)                4,000,000    3,295,000
---------------------------------------------------------------------------------------------- Omnicom
Group, Inc.:                                                                2.25% Cv. Sub. Debs., 1/6/13(1)(4)
                        1,500,000    1,571,250 4.25% Cv. Sub. Debs., 1/3/07(1)
2,000,000    2,740,000 4.25% Cv. Sub. Debs., 1/3/07                                            2,000,000
2,740,000 ----------------------------------------------------------------------------------------------
Rogers Communications, Inc.:                                                        2% Cv. Sr. Debs., 11/26/05
                                       3,800,000    2,275,250 Zero Coupon Cv. Sr. Liquid Yield Option Nts.,
5.883%, 5/20/13(3)        6,855,000    2,904,806
---------------------------------------------------------------------------------------------- Scantron Corp.,
6.75% Cv. Sub. Debs., 6/1/11 (Cv. into Common Stock                 of John H. Harland Co.)
                                     1,381,000    1,386,179
---------------------------------------------------------------------------------------------- Thomas Nelson,
Inc., 5.75% Cv. Nts., 11/30/99(1)                        4,000,000    3,850,000
                                           -----------
24,612,485

                                           9 Oppenheimer Bond Fund for Growth

------------------------------------------------ Statement of Investments
(Continued)  ---------------------------------------------------------------

                                                                        Face      Market Value
                            Amount     See Note 1
----------------------------------------------------------------------------------------------
                                                                       Retail:General--0.4%
            Travel Ports of America, Inc.:                                      8.50% Cv. Sr. Sub. Debs., 1/15/05
(Reg. S)(2)                          $  950,000  $ 1,221,918 8.50%Cv. Sr. Sub. Debs., 1/15/05(2)
                        1,750,000    2,250,902
-----------                                                                                      3,472,820

----------------------------------------------------------------------------------------------
Retail:Specialty--4.6%                                                Cendant Corp., 3% Cv. Sub. Nts.,
2/15/02(1)                             8,000,000   10,030,000
---------------------------------------------------------------------------------------------- Corporate
Express, Inc., 4.50% Cv. Sub. Nts., 7/1/00                   12,150,000   10,798,312
---------------------------------------------------------------------------------------------- Costco Cos.,
Inc., Zero Coupon Cv. Sub. Nts., 3.50%, 8/19/17(1)(3)      8,000,000    4,770,000
---------------------------------------------------------------------------------------------- Home Depot,
Inc., 3.25% Cv. Sub. Nts., 10/1/01(5)                       7,000,000    9,406,250
---------------------------------------------------------------------------------------------- Nine West
Group, Inc., 5.50% Cv. Sub. Nts., 7/15/03(1)                  4,250,000    3,442,500
---------------------------------------------------------------------------------------------- U.S. Office
Products Co.:                                             5.50% Cv. Sub. Nts., 5/15/03(1)
      4,000,000    3,615,000 5.50% Cv. Sub. Nts., 5/15/03                                            2,000,000
1,807,500                                                                                    -----------
                                               43,869,562
---------------------------------------------------------------------------------------------- Consumer
Non-Cyclicals--12.6%
----------------------------------------------------------------------------------------------
Beverages--0.3%                                                       Chock Full O'Nuts Corp., 8% Cv. Sub.
Debs., 9/15/06                     2,539,000    2,656,429
---------------------------------------------------------------------------------------------- Food--1.4%
                                                   Food Lion, Inc., 5% Cv. Sub. Debs., 6/1/03(1)
12,000,000   13,350,000
----------------------------------------------------------------------------------------------
Healthcare/Drugs--5.6%                                                ALZA Corp., 5% Cv. Sub. Debs., 5/1/06
                                7,000,000    7,411,250
---------------------------------------------------------------------------------------------- Athena
Neurosciences, Inc., 4.75% Cv. Nts., 11/15/04(1)                 5,000,000    5,006,250
---------------------------------------------------------------------------------------------- Chiron Corp.,
1.90% Cv. Sub. Nts., 11/17/00(1)                          7,750,000    6,926,562
---------------------------------------------------------------------------------------------- Dura
Pharmaceuticals, Inc., 3.50% Cv. Sub. Nts., 7/15/02                8,250,000    9,085,312
---------------------------------------------------------------------------------------------- Fuisz
Technologies Ltd., 7% Cv. Sub. Debs., 10/15/04(1)                 4,000,000    3,580,000
---------------------------------------------------------------------------------------------- NeXstar
Pharmaceuticals, Inc., 6.25% Cv. Sub. Debs., 8/1/04(1)          3,000,000    2,812,500
---------------------------------------------------------------------------------------------- Roche Holdings,
Inc.:                                                 Zero Coupon Cv. Liquid Yield Option Nts., 5.494%,
4/20/10(1)(3)        12,000,000    6,660,000 Zero Coupon Exchangeable Liquid Yield Option
                Nts., 6.375%, 5/6/12(1)(3)                                             15,000,000    6,956,250
---------------------------------------------------------------------------------------------- Swiss Bank
Corp., Jersey Branch, 2.50% Exchangeable                   Nts., 7/7/02 (Exchangeable into the Cash
Value of                     Shares of Novartis AG)(2)                                               5,000,000
5,106,250                                                                                    -----------
                                               53,544,374
----------------------------------------------------------------------------------------------
Healthcare/Supplies &Services--4.8%                                   CareMatrix Corp., 6.25% Cv. Sub.
Nts., 8/15/04(1)                       2,500,000    2,800,000
---------------------------------------------------------------------------------------------- Concentra
Managed Care, 6% Cv. Sub. Nts., 12/15/01(1)                   3,000,000    4,196,250
---------------------------------------------------------------------------------------------- Omnicare, Inc.,
5% Cv. Sub. Debs., 12/1/07(1)                           7,000,000    7,000,000
---------------------------------------------------------------------------------------------- PhyCor, Inc.,
4.50% Cv. Sub. Debs., 2/15/03                    8,500,000    8,245,000


                       10 Oppenheimer Bond Fund for Growth

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

                                                                      Face        Market Value
                          Amount       See Note 1
----------------------------------------------------------------------------------------------
                                                                        Healthcare/Supplies & Services  (continued)
Quintiles Transnational Corp.:
4.25% Cv. Sub. Nts., 5/31/00(1)                                       $ 4,000,000  $ 4,535,000 4.25% Cv.
Sub. Nts., 5/31/00                                            1,450,000    1,643,937
---------------------------------------------------------------------------------------------- Sunrise Assisted
Living, Inc., 5.50% Cv. Nts., 6/15/02(1)               4,000,000    5,260,000
---------------------------------------------------------------------------------------------- Tenet
Healthcare Corp., 6% Exchangeable Sub. Nts., 12/1/05 (Exchangeable into Common Stock of
Vencor, Inc.)                        7,000,000    6,623,750
---------------------------------------------------------------------------------------------- ThermoTrex
Corp., 3.25% Cv. Gtd. Bonds, 11/1/07                         4,000,000    3,875,000
---------------------------------------------------------------------------------------------- Veterinary
Centers of America, Inc.:
5.25% Cv. Sub. Debs., 5/1/06                                            1,750,000    1,297,188 5.25% Cv.
Sub. Debs., 5/1/06                                              430,000      318,738
                                     ------------
45,794,863
---------------------------------------------------------------------------------------------- Tobacco--0.5%
Standard Commercial Corp., 7.25% Cv. Sub. Debs., 3/31/07                4,984,000    4,498,060
---------------------------------------------------------------------------------------------- Energy--3.0%
---------------------------------------------------------------------------------------------- Energy Services
&Producers--0.6%
SEACOR SMIT, Inc.:
5.375% Cv. Sub. Nts., 11/15/06(1)                                       2,500,000    2,925,000 5.375% Cv.
Sub. Nts., 11/15/06                                          1,500,000    1,755,000
---------------------------------------------------------------------------------------------- SFP Pipeline
Holdings, Inc., 11.16% Exchangeable Debs., 8/15/10(6)      1,000,000    1,695,000
                                                           ---------    6,375,000
----------------------------------------------------------------------------------------------
Oil-Integrated--2.4%
Aker RGI ASA, 5.25% Cv. Bonds, 7/23/02                                  2,750,000    3,031,875
---------------------------------------------------------------------------------------------- Loews Corp.,
3.125% Cv. Sub. Nts., 9/15/07 (Exchangeable
into Common Stock of Diamond Offshore Drilling, Inc.)                   9,000,000    8,955,000
---------------------------------------------------------------------------------------------- Pennzoil Co.,
4.75% Exchangeable Sr. Debs., 10/1/03
(Exchangeable into Common Stock of Chevron Corp.)(5)                    8,000,000   10,740,000
                                                                           ------------
                        22,726,875
---------------------------------------------------------------------------------------------- Financial--3.0%
---------------------------------------------------------------------------------------------- Diversified
Financial--0.8%
Berkshire Hathaway, Inc., 1% Sr. Exchangeable Nts., 12/2/01 (Exchangeable into Common
Stock of Travelers Group, Inc.)               5,000,000    8,056,250
---------------------------------------------------------------------------------------------- Insurance--2.2%
Conseco, Inc., 6.25% Cv. Sub. Debs., 5/1/03 (Cv. into Cash at 100.066% of Face)
                              2,000,000    2,094,430
---------------------------------------------------------------------------------------------- Penn Treaty
American Corp., 6.25% Cv. Sub. Nts., 12/1/03(1)             3,250,000    4,233,125
---------------------------------------------------------------------------------------------- Republic of
Italy, 5% Privatization Exchangeable Nts., 6/28/01 (Exchangeable into ADSs of Istituto
Nazionale del Assicurazioni SpA)   12,000,000   14,760,000
---------------------------------------------------------------------------------------------- Westbridge
Capital Corp., 7.50% Cv. Sub. Nts., 5/1/04(7)                2,500,000      443,750
                                                       ---------
21,531,305


                       11 Oppenheimer Bond Fund for Growth

--------------------------------------------------- Statement of Investments
(Continued)
-------------------------------------------------------------------------

                                                                      Face        Market Value
                                                       Amount      See Note 1
----------------------------------------------------------------------------------------------
                                                                       Industrial--10.4%
        ---------------------------------------------------------------------------------------------- Industrial
Materials--0.6%                                             Empresas ICA Sociedad Controladora, SA de CV,
5%                       Cv. Sub. Debs., 3/15/04                                               $ 7,000,000  $
5,503,750 ----------------------------------------------------------------------------------------------
Industrial Services--6.7%                                              Danka Business Systems plc, 6.75% Cv.
Sub. Nts., 4/1/02                 8,000,000    7,190,000
---------------------------------------------------------------------------------------------- Kent Electronics
Corp., 4.50% Cv. Sub. Nts., 9/1/04                     4,000,000    3,270,000
---------------------------------------------------------------------------------------------- Lam Research
Corp., 5% Cv. Sub. Nts., 9/1/02                            5,000,000    4,200,000
---------------------------------------------------------------------------------------------- PerSeptive
Biosystems, Inc., 8.25% Cv. Sub. Nts., 8/15/01               5,430,000    5,742,225
---------------------------------------------------------------------------------------------- Thermo Ecotek
Corp.:                                                   4.875% Cv. Sub. Debs., 4/15/04(1)
   5,000,000    5,806,250 Non-Interest Bearing Cv. Sub. Debs., 3/15/01
500,000      640,000
---------------------------------------------------------------------------------------------- Thermo
Fibertek, Inc., 4.50% Cv. Sub. Debs., 7/15/04(1)                 5,000,000    5,356,250
---------------------------------------------------------------------------------------------- Thermo
TerraTech, Inc.:                                                4.625% Cv. Sub. Nts., 5/1/03
           1,798,000    1,609,210 4.625% Cv. Sub. Debs., 5/1/03(1)
1,500,000    1,342,500
---------------------------------------------------------------------------------------------- United States
Filter Corp., 4.50% Cv. Sub. Nts., 12/15/01               6,500,000    6,678,750
---------------------------------------------------------------------------------------------- USA Waste
Services, Inc., 4% Cv. Sub. Debs., 2/1/02                    12,887,000   14,111,265
---------------------------------------------------------------------------------------------- WMX
Technologies, Inc., 2% Cv. Sub. Nts., 1/24/05                      10,000,000    8,550,000
                                                              -----------
          64,496,450
----------------------------------------------------------------------------------------------
Manufacturing--3.1%                                                    Hexcel Corp., 7% Cv. Sub. Debs., 8/1/11
                              4,000,000    4,140,000
---------------------------------------------------------------------------------------------- Mark IV
Industries, Inc., 4.75% Cv. Sub. Nts., 11/1/04(1)              17,000,000   15,958,750
---------------------------------------------------------------------------------------------- Solectron Corp.,
6% Cv. Sub. Nts., 3/1/06(1)(5)                         4,000,000    5,525,000
---------------------------------------------------------------------------------------------- Synetic, Inc.,
5% Cv. Sub. Debs., 2/15/07                               5,000,000    4,281,250
                                         -----------
29,905,000
----------------------------------------------------------------------------------------------
Technology--21.9%
----------------------------------------------------------------------------------------------
Aerospace/Defense--0.6%                                                Orbital Sciences Corp., 5% Cv. Sub.
Nts., 10/1/02(1)                    4,500,000    5,664,375
---------------------------------------------------------------------------------------------- Computer
Hardware--3.4%                                                Adaptec, Inc., 4.75% Cv. Sub. Nts., 2/1/04
                  6,000,000    6,180,000
---------------------------------------------------------------------------------------------- Applied
Magnetics Corp., 7% Cv. Sub. Debs., 3/15/06(1)                  7,000,000    5,678,750
---------------------------------------------------------------------------------------------- EMC Corp.,
3.25% Cv. Sub. Nts., 3/15/02(1)(5)                           3,000,000    4,076,250
---------------------------------------------------------------------------------------------- Level One
Communications, Inc., 4% Cv. Sub. Nts., 9/1/04(1)             1,750,000    1,721,563
---------------------------------------------------------------------------------------------- Micron
Technology, Inc., 7% Cv. Sub. Nts., 7/1/04                       4,000,000    3,710,000
---------------------------------------------------------------------------------------------- Quantum Corp.,
7% Cv. Sub. Nts., 8/1/04                                 6,500,000    6,110,000
---------------------------------------------------------------------------------------------- Telxon Corp.:
                                                    5.75% Cv. Sub. Nts., 1/1/03(1)
2,250,000    2,387,813 5.75% Cv. Sub. Nts., 1/1/03                                             2,500,000
2,653,125                                                                                    -----------
                                               32,517,501

                                      12 Oppenheimer Bond Fund for Growth

-----------------------------------------------------------------------------
----------------------------------------------------------------------

Face       Market Value                                                                  Amount     See Note 1
----------------------------------------------------------------------------------------
                                                         Computer Software/Services--4.0%
America Online, Inc., 4% Cv. Sub. Nts., 11/15/02(2)             $ 8,000,000  $ 8,740,000
---------------------------------------------------------------------------------------- Bear Stearns Cos.,
Inc. (The), 3% McAfee Equity Linked
Participation Securities, 9/17/02(2)                              8,000,000    7,712,000
---------------------------------------------------------------------------------------- Learning Co., Inc.,
5.50% Cv. Sr. Nts., 11/1/00                   3,000,000    2,662,500
---------------------------------------------------------------------------------------- MacNeal-Schwendler
Corp., 7.875% Cv. Sub. Debs., 8/18/04          5,017,000    5,010,729
---------------------------------------------------------------------------------------- Microprose, Inc.,
6.50% Cv. Sub. Nts., 9/15/02(1)                 1,750,000    1,122,188
---------------------------------------------------------------------------------------- National Data Corp.,
5% Cv. Sub. Nts., 11/1/03                   10,100,000    9,658,125
---------------------------------------------------------------------------------------- Tecnomatix
Technologies Ltd., 5.25% Cv. Sub. Nts., 8/15/04(1)     3,500,000    3,482,500
                                              -----------
38,388,042
---------------------------------------------------------------------------------------- Electronics--9.8%
California Microwave, Inc., 5.25% Cv. Sub. Nts., 12/15/03         3,970,000    3,558,113
---------------------------------------------------------------------------------------- Checkpoint Systems,
Inc., 5.25% Cv. Sub. Debs., 11/1/05           6,600,000    7,103,250
---------------------------------------------------------------------------------------- Cymer, Inc.,
3.50%/7.25% Cv. Sub. Debs., 8/6/04(1)                2,000,000    1,500,000
---------------------------------------------------------------------------------------- Motorola, Inc., Zero
Coupon Cv. Sub. Liquid Yield Option Nts., 1.307%, 9/27/13(3)(5)
13,000,000    9,896,250
---------------------------------------------------------------------------------------- Park Electrochemical
Corp., 5.50% Cv. Sub. Nts., 3/1/06           9,000,000    8,505,000
---------------------------------------------------------------------------------------- Taiwan
Semiconductor Manufacturing Co. Ltd.,
Zero Coupon Credit Enhanced Debt Indexed to Stock,
4.929%, 7/3/02(1)(3)                                              6,250,000    6,703,125
---------------------------------------------------------------------------------------- Thermo
Cardiosystems, Inc., 4.75% Cv. Sub. Debs., 5/15/04(1)      2,000,000    2,220,000
---------------------------------------------------------------------------------------- Thermo Electron
Corp., 4.25% Cv. Sub. Nts., 1/1/03(1)            15,500,000   19,316,875
---------------------------------------------------------------------------------------- Thermo Instrument
System, Inc., 4.50% Cv. Gtd
Sr. Debs., 10/15/03(1)                                            1,500,000    1,713,750
---------------------------------------------------------------------------------------- Thermo Optek Corp.,
5% Cv. Sub. Debs., 10/15/00(1)                9,535,000   10,869,900
---------------------------------------------------------------------------------------- Thermo Voltek
Corp., 3.75% Cv. Sub. Debs., 11/15/00               2,470,000    2,346,500
---------------------------------------------------------------------------------------- ThermoQuest Corp.:
5% Cv. Sub. Debs., 8/15/00                                          500,000      550,000 5% Cv. Sub. Debs.,
8/15/00(1)                                     9,775,000   10,752,500
---------------------------------------------------------------------------------------- Tyco International
Ltd., Zero Coupon Cv. Sub. Liquid
Yield Option Nts., 6.50%, 7/6/10(3)(5)                            3,000,000    3,697,500
---------------------------------------------------------------------------------------- XILINX, Inc., 5.25%
Cv. Sub. Nts., 11/1/02(1)                     5,000,000    4,868,750
                     -----------                                                                               93,601,513
----------------------------------------------------------------------------------------
Telecommunications/Technology--4.1%
Comverse Technology, Inc., 5.75% Cv. Sub. Debs., 10/1/06          9,000,000    9,641,250
---------------------------------------------------------------------------------------- Gilat Satellite
Networks Ltd., 6.50% Cv. Sub. Nts., 6/3/04(1)     7,250,000    6,733,438
---------------------------------------------------------------------------------------- Metricom, Inc., 8%
Cv. Sub. Nts., 9/15/03                         2,750,000    2,523,125
---------------------------------------------------------------------------------------- SmarTalk
Teleservices, Inc., 5.75% Cv. Sub. Nts., 9/15/04(1)      9,000,000    9,618,750
---------------------------------------------------------------------------------------- United States Cellular
Corp., Zero Coupon Cv. Sub.
Liquid Yield Option Nts., 5.783%, 6/15/15(3)                     30,000,000   10,837,500
                                                        -----------
39,354,063


                       13 Oppenheimer Bond Fund for Growth

---------------------------------------------------- Statement of Investments
(Continued)
--------------------------------

                                                                   Face        Market Value
                    Amount      See Note 1
-------------------------------------------------------------------------------------------
                                                                Utilities--3.6%
------------------------------------------------------------------------------------------- Gas Utilities--0.6%
Consolidated Natural Gas Co., 7.25% Cv. Sub. Debs., 12/15/15       $ 5,000,000  $ 5,737,500
------------------------------------------------------------------------------------------- Telephone
Utilities--3.0%
Bankers Trust Corp., 3.10% Common Stock Linked Nts.,
11/5/02 (ACC Corp.)(2)                                               8,000,000    9,720,000
------------------------------------------------------------------------------------------- GTE Corp., 6%
Cv. Sub. Debs., 4/1/12 (Cv. into Cash
at 96.657% of Face)                                                 11,004,000   10,632,615
------------------------------------------------------------------------------------------- Tel-Save Holdings,
Inc.:
4.50% Cv. Sub. Nts., 9/15/02(1)                                      4,450,000    4,294,250 5% Cv. Sub.
Nts., 12/15/04(1)                                        4,000,000    3,795,000
-------------------------------------------------------------------------------------------
                                                 28,441,865
------------ Total Convertible Corporate Bonds and Notes (Cost $642,797,804)
675,625,962
                                                                     Shares
=========================================================================================== Common Stocks--1.5%
------------------------------------------------------------------------------------------- American Home
Products Corp.                                            19,040    1,456,560
------------------------------------------------------------------------------------------- Capstead
Mortgage Corp.                                                 86,952    1,733,605
------------------------------------------------------------------------------------------- CommScope,
Inc.(9)                                                      26,200      352,062
------------------------------------------------------------------------------------------- Danskin, Inc.
Restricted Common Shares(2)(9)                         3,492,903    1,113,363
------------------------------------------------------------------------------------------- General
Semiconductor, Inc.(9)                                          20,000      231,250
------------------------------------------------------------------------------------------- Kaman Corp., Cl.
A                                                     115,061    1,884,124
------------------------------------------------------------------------------------------- NextLevel
Systems, Inc.(9)                                              71,947    1,286,053
------------------------------------------------------------------------------------------- Orion Capital
Corp.                                                     60,002    2,786,343
------------------------------------------------------------------------------------------- Philip Morris Cos.,
Inc.                                                66,000    2,990,625
------------------------------------------------------------------------------------------- Thermolase Corp.
Units (consisting of one share of common
stock and one redemption right)(9)(10)                                  49,220      845,969
                                                     ----------- Total Common Stocks (Cost $12,026,872)
                          14,679,954
=========================================================================================== Preferred Stocks--5.4%
------------------------------------------------------------------------------------------- Danskin, Inc.
$88.2722 Cv. Preferred Stock, Series D(2)(9)                  88      468,946
------------------------------------------------------------------------------------------- Fort James Corp.,
$3.50 Cum. Cv. Exchangeable:
Series N, Non-Vtg                                                       50,000    2,706,250 Series L, Non-Vtg
                                               18,600    1,036,950
------------------------------------------------------------------------------------------- Kaman Corp.,
$3.25 Depositary Shares each representing
one-fourth of a share of Cv. Preferred Stock, Series 2                  61,390    4,205,215
------------------------------------------------------------------------------------------- Mobile
Telecommunication Technologies Corp.:
$2.25 Cum. Cv. Exchangeable(1)                                         121,100    3,996,300 7.50% Cum.
Cv., Series C(11)                                             5,000    6,500,000
------------------------------------------------------------------------------------------- PennCorp Financial
Group, Inc., $3.50 Cv., Series II(1)                 60,000    3,517,500
------------------------------------------------------------------------------------------- Phoenix Duff &
Phelps Corp., $1.50 Cum. Cv., Series A           312,700    8,951,037


                       14 Oppenheimer Bond Fund for Growth

-----------------------------------------------------------------------------
----------------------------------------------------------------------

Face       Market Value                                                                    Amount     See Note 1
------------------------------------------------------------------------------------------
                                                               Preferred Stocks  (continued)
SFX Broadcasting, Inc., $3.25 Cum. Cv
Exchangeable, Series D(1)                                              30,000  $ 2,647,500
------------------------------------------------------------------------------------------ TCI Pacific
Communications, Inc., 5% Cum
Exchangeable Sr. Preferred, Cl. A                                     107,000   17,655,000
                                                  ----------- Total Preferred Stocks (Cost $37,707,697)
                   51,684,698
                                                                   Shares or
Face Amount
========================================================================================== Other Securities--19.0%
------------------------------------------------------------------------------------------ Basic
Materials--1.5%
------------------------------------------------------------------------------------------ Chemicals--0.5%
                                               Merrill Lynch & Co., Inc., 6.25% Structured Yield Product
Exchangeable for Stock, 7/1/01 (IMC Global, Inc.)                     150,000    5,175,000
------------------------------------------------------------------------------------------ Paper--1.0%
                                             International Paper Capital Trust, 5.25% Cv. Preferred
Securities, 7/20/25                                                   195,000    9,360,000
                              ------------------------------------------------------------------------------------------
Consumer Cyclicals--2.3%
------------------------------------------------------------------------------------------ Autos &
Housing--0.2%                                                Daimler Benz AG, American Depositary Nts.,
representing              5.75% Sub. Mandatory Cv. Nts., 6/14/02                                 27,988
2,099,100 ------------------------------------------------------------------------------------------ Leisure
& Entertainment--1.7%                                        Houston Industries, Inc., 7% Automatic
Common Exchange               Securities, 7/1/00 (Time Warner, Inc.)                                 75,000
4,279,687 ------------------------------------------------------------------------------------------ Mattel,
Inc., $.4125 Preferred Redeemable Increased                  Dividend Equity Securities, Series C,
7/1/00(5)                       465,000    7,440,000
------------------------------------------------------------------------------------------ Wendy's Financing
Trust I, $2.50 Term Convertible Securities,        Series A, 9/15/26
   75,000    4,125,000                                                                                -----------
                                                         15,844,687
------------------------------------------------------------------------------------------ Media--0.4%
                                             News Corp. Ltd. (The), 5% Exchangeable Trust Originated
Preferred Securities, 11/12/16 (British Sky Broadcasting             Group plc)(1)
                           40,000    3,555,000
------------------------------------------------------------------------------------------ Consumer
Non-Cyclicals--0.7%
------------------------------------------------------------------------------------------ Household
Goods--0.7%                                                Newell Financial Trust I, 5.25% Cv. Preferred
Stock, 12/1/27(1)       125,000    6,531,250
------------------------------------------------------------------------------------------ Financial--5.1%

------------------------------------------------------------------------------------------ Banks--1.0%
                                           National Australia Bank Ltd., Exchangeable Capital Units (each  unit consists of $25 principal amount of 7.875% Perpetual Capital Security and a purchase contract entitling the holder
to exchange units for ordinary shares of the bank) 322,900    9,182,469


                       15 Oppenheimer Bond Fund for Growth

---------------------------------------------------- Statement of Investments
(Continued)
----------------------------------------------------------------------

Shares or   Market Value                                                                    Face Amount See Note 1
------------------------------------------------------------------------------------------
                                                              Diversified Financial--2.9%
Bankers Trust Corp., 7% Common Stock Linked Nts., 8/16/99
(Sitel Corp.)(2)                                                   $6,000,000   $ 5,175,000
------------------------------------------------------------------------------------------- Credit Suisse First
Boston Corp., 6% Equity-Linked Sr                            Medium-Term Nts., 4/29/98 (Charles
Schwab Corp.)(2)                $5,000,000     7,012,500
------------------------------------------------------------------------------------------- Merrill Lynch &
Co., Inc., 7.25% Structured Yield Product                        Exchangeable for Common Stock,
6/15/99 (Sun America, Inc.)            145,000    10,222,500
------------------------------------------------------------------------------------------- SunAmerica, Inc.,
8.50% Premium Equity Redemption                                Cumulative Securities, 10/31/99
                        125,000     5,820,312
-----------                                                                                  28,230,312

------------------------------------------------------------------------------------------- Insurance--1.2%
                                                            Aetna, Inc., $4.75 Cv. Preferred Stock, 7/19/00
     75,000     5,362,500
------------------------------------------------------------------------------------------- Allstate Corp.,
$2.30 Debt Exchangeable for Common                               Stock, 4/15/98 (PMI Group, Inc.)
                             100,000     6,000,000
-----------                                                                                  11,362,500

------------------------------------------------------------------------------------------- Industrial--3.6%

------------------------------------------------------------------------------------------- Industrial
Materials--1.6%                                                       Corning Delaware LP, 6% Cv. Monthly
Income                                       Preferred Securities(5)                                                80,000
4,930,000 ------------------------------------------------------------------------------------------- Owens
Corning Capital LLC, 6.50% Cv. Monthly Income                              Preferred Securities,
Non-Vtg.(1)                                     210,000    10,290,000
                    -----------                                                                                  15,220,000

-------------------------------------------------------------------------------------------
Manufacturing--1.8%                                                              Elsag Bailey Financing Trust,
5.50% Cv. Trust Originated                         Preferred Securities, 12/31/35
   85,000     3,230,000
------------------------------------------------------------------------------------------- Kennametal, Inc.:
                                                           6% Cum. Cv. Term Income Deferrable Equity Securities,
                       Non-Vtg., 3/31/16(1)                                                   70,000     3,666,250 6%
Cum. Cv. Term Income Deferrable Equity Securities,                            Non-Vtg., 3/31/16
                                        95,700     5,012,288
------------------------------------------------------------------------------------------- Lehman Brothers
Holdings, Inc., 6% Yield Enhanced Equity-Linked                  Debt Securities, 8/31/98 (Black &
Decker Corp.)(2)                    126,646     4,789,752
         -----------                                                                                  16,698,290

-------------------------------------------------------------------------------------------
Transportation--0.2%                                                             CNF Trust I, $2.50 Term Cum. Cv.
Securities, Series A, 6/1/12(5)      40,000     2,310,000
              -------------------------------------------------------------------------------------------
Technology--2.3%
------------------------------------------------------------------------------------------- Computer
Hardware--0.7%                                                          Credit Suisse First Boston Corp., 6%
Equity-Linked Sr                            Medium-Term Nts., 2/17/98 (Intel Corp.)(2)
$5,000,000     6,687,500

           16 Oppenheimer Bond Fund for Growth

-------------------------------------------------------------------------------
----------------------------------------------------------------------

Shares or   Market Value                                                                  Face Amount  See Note 1
------------------------------------------------------------------------------------------
                                                               Computer Software--1.1%
                Microsoft Corp., $2.196 Cv., Series A, Non-Vtg., 12/15/99           80,000
$7,190,000 ------------------------------------------------------------------------------------------ Vanstar
Financing Trust:                                                       6.75% Trust Cv. Preferred Securities,
12/31/49(1)                   35,000       1,242,500 6.75% Trust Cv. Preferred Securities, 12/31/49
              55,000       1,952,500                                                                               ------------
                                                                       10,385,000
                 ------------------------------------------------------------------------------------------
Telecommunications/Technology--0.5%                                            QUALCOMM Financial
Trust I, 5.75% Trust Cv. Preferred                          Securities, 2/24/12(1)
      100,000       4,800,000
------------------------------------------------------------------------------------------ Utilities--3.5%

------------------------------------------------------------------------------------------ Electric
Utilities--0.9%                                                       AES Trust I, $2.6875 Term Convertible
Securities,                              Series A, 3/31/27(5)                                               100,000
7,175,000 ------------------------------------------------------------------------------------------
CalEnergy Capital Trust II, 6.25% Trust Cv                                     Preferred Securities,
2/25/12(1)                                    40,000       1,805,000
              -----------                                                                                  8,980,000

------------------------------------------------------------------------------------------ Gas Utilities--0.5%
                                                         MCN Energy Group, Inc.:
  8% Cv. Preferred Redeemable Increased Dividend                                 Equity Securities,
5/16/00                                          30,000       1,875,000 8.75% Cv. Preferred Redeemable
Increased Dividend                              Equity Securities, 4/30/99
90,100       3,085,925                                                                                -----------
                                                          4,960,925
------------------------------------------------------------------------------------------ Telephone
Utilities--2.1%                                                      Bear Stearns Cos., 6% Equity-Linked
Participation Securities,                  11/25/98 (ACC Corp.)(2)                                        $
5,000,004       6,872,506
------------------------------------------------------------------------------------------ SBC
Communications, Inc., 7.75% Debt Exchangeable for                          Common Stock, 3/15/01
(ADSs of Telefonos de Mexico)                100,000       5,275,000
------------------------------------------------------------------------------------------ Sprint Corp., 8.25%
Debt Exchangeable for Common Stock,                        3/31/00 (Southern New England
Telecommunications Corp.)            181,300       8,113,175
------------------------------------------------------------------------------------------
                                               20,260,681
----------- Total Other Securities (Cost $163,721,169)                                     181,642,714

                       17 Oppenheimer Bond Fund for Growth

------------------------------------------------- Statement of Investments
(Continued)
---------------------------------------------------------------------

Units          Market Value                                                                                          See Note 1
-----------------------------------------------------------------------------------------------------
                                                                                 Rights, Warrants and
Certificates--0.0%
----------------------------------------------------------------------------------------------------- Danskin,
Inc.:
Escrow deposit to be used to purchase 686,237 shares of Restricted Common Stock in Rights
Offering(2)                                                --     $    205,871 Portion of Promissory Note to be
used to purchase 342,560 shares of Restricted Common Stock in Rights Offering(2)
           --          102,768
Wts., Exp. 10/04(2)                                                          367,801           44,136
----------------------------------------------------------------------------------------------------- Submicron
Systems Corp. Wts., Exp. 12/00(2)                                   27,000            1,053
----------------------------------------------------------------------------------------------------- Travel
Ports of America, Inc. Wts., Exp. 1/05(2)                               5,300            7,420
                                                                 --------- Total Rights, Warrants and Certificates (Cost
$308,639)                                       361,248
                                                                         Face
   Amount -----------------------------------------------------------------------------------------------------
Repurchase Agreements--4.5%
-----------------------------------------------------------------------------------------------------
Repurchase agreement with Smith, Barney, Harris, Upham & Co., Inc.  6.625%, dated 12/31/97, to be repurchased at $43,015,826 on 1/2/98, collateralized by U.S. Treasury Bonds,
8.875%-11.25%, 2/15/15-2/15/19, with a value of $44,050,015 (Cost $43,000,000)
   $43,000,000       43,000,000
----------------------------------------------------------------------------------------------------- Total
Investments, at Value (Cost $899,562,181)                                100.9%     966,994,576
----------------------------------------------------------------------------------------------------- Liabilities
in Excess of Other Assets                                           (0.9)      (8,338,864)
                                     ----------     ------------ Net Assets
      100.0%    $958,655,712                                                                           ==========
============
1. Represents securities sold under Rule 144A, which are exempt from registration under the
Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $305,437,014 or
31.86% of the Fund's net assets as of December 31, 1997.
2. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial
Statements.
3. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase. 4.
When-issued security to be delivered and settled after December 31, 1997.


                       18 Oppenheimer Bond Fund for Growth

-------------------------------------------------------------------------------
------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------- 5. A sufficient amount of securities has been designated to cover outstanding written call  options, as follows:

                                 Shares                                                                             Subject
Expiration  Exercise    Premium   Market Value                                  to Call       Date        Price
   Received  See Note 1
---------------------------------------------------------------------------------------------
                                                                  AES Corp.                         60,000
2/98        $40.0       $178,194     $442,500 AES Corp.                         60,000       5/98         40.0
    268,191      547,500
-------------------------------------------------------------------------------------------- CNF
Transportation, Inc.          25,000       3/98         45.0        142,995       31,250 CNF
Transportation, Inc.           5,000       3/98         47.5         22,349        2,813
-------------------------------------------------------------------------------------------- Chevron Corp.
               2,500       1/98         80.0          8,987        2,344 Chevron Corp.                     20,000
3/98         75.0         86,897      120,000 Chevron Corp.                    102,700       3/98         80.0
   474,491      276,006
-------------------------------------------------------------------------------------------- Corning, Inc.
           30,000       2/98         37.5         62,848       56,250 Corning, Inc.                     50,000
2/98         42.5        160,995       18,750
-------------------------------------------------------------------------------------------- EMC Corp.
             60,000       1/98         30.0        173,406       37,500 EMC Corp.                         60,000
  1/98         32.5        107,846        7,500
-------------------------------------------------------------------------------------------- Home Depot, Inc.
               30,000       2/98         55.0        152,845      153,750 Home Depot, Inc.
90,000       2/98         60.0        247,292      185,625
-------------------------------------------------------------------------------------------- Mattel, Inc.
          70,000       1/98         35.0        208,818      179,375 Mattel, Inc.                      80,000
1/98         40.0        165,069       45,000 Mattel, Inc.                      30,000       4/98         40.0
107,846       78,750
-------------------------------------------------------------------------------------------- Motorola, Inc.
            30,000       1/98         65.0        152,845        5,625 Motorola, Inc.                    50,000
1/98         70.0        295,991        3,125 Motorola, Inc.                    20,000       4/98         65.0
129,396       52,500 Motorola, Inc.                    20,000       4/98         70.0        111,896
30,000 -------------------------------------------------------------------------------------------- Solectron
Corp.                   30,000       1/98         45.0        122,846       15,000 Solectron Corp.
50,000       1/98         42.5        173,495       62,500 Solectron Corp.                   20,000       4/98
     37.5         81,897      125,000
-------------------------------------------------------------------------------------------- Tyco International
Ltd.           80,000       4/98         40.0        297,590      510,000
                 ---------   ---------                                                                      $3,935,025
$2,988,663                                                                      ==========   ==========

6.  Represents  the  current  interest  rate for a variable  rate  security.
7. Non-income producing--issuer is in default of interest payment. 8. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date. 9. Non-income producing security. 10. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal. 11. Interest or dividend is paid in kind. See accompanying Notes to Financial Statements.


                       19 Oppenheimer Bond Fund for Growth

------------------------------------------------------- Statement of Assets and
Liabilities, December 31, 1997
-----------------------------------------------------------------------------

=====================================================================
Assets
                                                                           Investments, at value (cost
$899,562,181)--see accompanying statement  $966,994,576
----------------------------------------------------------------------------------- Cash
                                      823,411
----------------------------------------------------------------------------------- Receivables:
Investments sold                                                         10,434,688 Interest and dividends
                                   7,774,939 Shares of beneficial interest sold
4,018,517 ----------------------------------------------------------------------------------- Other
                                                       16,613
------------- Total assets                                                            990,062,744
=================================================================================== Liabilities
Options written, at value (premiums received $3,935,025)-- see accompanying statement--Note 5
                                     2,988,663
----------------------------------------------------------------------------------- Payables and other liabilities:
Investments purchased                                                    17,115,629 Dividends
                                  9,781,644 Accrued taxes--Note 1
806,841 Shares of beneficial interest redeemed                                      490,490 Other
                                                   223,765
-------------- Total liabilities                                                        31,407,032
=================================================================================== Net Assets   $958,655,712
                                                ==============
=================================================================================== Composition of Net Assets
Paid-in capital                                                        $889,591,068
----------------------------------------------------------------------------------- Accumulated net realized
gain on investment transactions                    685,887
----------------------------------------------------------------------------------- Net unrealized
appreciation on investments--Note 3                       68,378,757
               -------------- Net assets                                                             $958,655,712
                                                   ==============


                       20 Oppenheimer Bond Fund for Growth

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

                                                                                   Net
Asset Value Per Share                                                          Class A Shares:
Net asset value and redemption price per share (based on net assets of $192,212,333 and
12,544,027 shares of beneficial interest outstanding)            $15.32 Maximum offering price per
share (net asset value plus sales charge of 5.75% of offering price)
     $16.25
---------------------------------------------------------------------------------------- Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $383,755,244 and 25,004,414 shares of beneficial
interest outstanding)            $15.35
---------------------------------------------------------------------------------------- Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $85,396,627 and 5,575,212 shares of beneficial
interest outstanding)              $15.32
---------------------------------------------------------------------------------------- Class M Shares:
Net asset value and redemption price per share (based on net assets of $297,291,508 and
19,402,557 shares of beneficial interest outstanding)            $15.32 Maximum offering price per
share (net asset value plus sales charge of 3.25% of offering price)
     $15.83

See accompanying Notes to Financial Statements


                       21 Oppenheimer Bond Fund for Growth

------------------------------------------------- Statement of Operations Fpr
the year Ended December 31, 1997
-----------------------------------------------------------------------------

                                                                                   Investment Income
Interest                                                              $ 40,206,440
---------------------------------------------------------------------------------- Dividends
                                    3,412,949                                                                  ------------ Total
income                                                            43,619,389
================================================================================== Expenses
Distribution and service plan fees--Note 4:
Class A                                                                    340,094 Class B
                   2,961,198 Class C                                                                    622,555 Class M
                                                        2,129,479
---------------------------------------------------------------------------------- Management fees--Note 4
                                               3,705,530
---------------------------------------------------------------------------------- Transfer and shareholder servicing agent fees--Note 4:
Class A                                                                    163,285 Class B
                     337,129 Class C                                                                     61,981 Class M
                                                        311,167
---------------------------------------------------------------------------------- Registration and filing fees
                                            269,350
---------------------------------------------------------------------------------- Accounting service
fees--Note 4                                            239,689
---------------------------------------------------------------------------------- Shareholder reports
                                           214,455
---------------------------------------------------------------------------------- Legal and auditing fees
                                             62,138
---------------------------------------------------------------------------------- Custodian fees and
expenses                                                 43,410
---------------------------------------------------------------------------------- Trustees' fees and expenses
                                               35,806
---------------------------------------------------------------------------------- Interest expense
                                         26,431
---------------------------------------------------------------------------------- Other
                                   185,934
---------------------------------------------------------------------------------- Total expenses
                                     11,709,631
======================= Net Investment Income                                                   31,909,758
========================================================================== Realized and Unrealized Gain Net realized gain on:
Investments (including premiums on options exercised)                   54,040,039 Closing and
expiration of options written--Note 5                           19,221
              ------------ Net realized gain                                                       54,059,260
---------------------------------------------------------------------------------- Net change in unrealized
appreciation or depreciation on investments    43,452,225
---------------------------------------------------------------------------------- Net realized and unrealized
gain                                        97,511,485
======================================================= Net Increase in Net Assets Resulting from Operations
$129,421,243                                          =============
See accompanying Notes to Financial Statements


                       22 Oppenheimer Bond Fund for Growth

------------------------------------------------- Statement of Changes in Net
Assets
-----------------------------------------------------------------------------

                                                                            Year Ended December 31,
                                          1997            1996
                                                                                                   Operations
Net investment income                                                       $  31,909,758   $  19,841,059
--------------------------------------------------------------------------------------------------------- Net
realized gain                                                              54,059,260      14,006,497
--------------------------------------------------------------------------------------------------------- Net
change in unrealized appreciation or depreciation                          43,452,225       7,865,590
                                                                   ------------     ----------- Net increase in net assets
resulting from operations                          129,421,243      41,713,146
========= Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                                        (6,865,016)     (2,123,534) Class B
                                                         (11,617,988)     (4,911,332) Class C
                                 (2,462,263)       (648,607) Class M
      (11,859,099)    (12,157,589)
---------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                       (10,306,904)     (2,201,758) Class B
                                                          (20,590,978)     (4,975,362) Class C
                                  (4,572,611)       (903,669) Class M
       (16,003,763)     (6,479,192)
================================== Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                                        91,206,809      90,847,491 Class B
                                                         157,527,088     175,385,489 Class C
                                  44,261,278      38,234,063 Class M
          3,408,746      29,022,434
========================================================================================================= Net Assets
Total increase                                                                341,546,542     340,801,580
---------------------------------------------------------------------------------------------------------
Beginning of period                                                           617,109,170     276,307,590
                                                         --------------   ------------- End of period (including
overdistributed net investment
income of $4,113 at 12/31/96)                                               $ 958,655,712   $ 617,109,170
                                   ===============  =============
See accompanying Notes to Financial Statements.


                       23 Oppenheimer Bond Fund for Growth

------------------------------------------------------- Financial Highlights
------------------------------------------------------------------------------

                                                   Class A
------------------------------------                                                    Year Ended December 31,
                                         1997           1996(1)       1995(3)
                                                                                      Per
Share Operating Data:
Net asset value, beginning of period               $14.27        $13.96          $13.11
--------------------------------------------------------------------------------------- Income (loss) from investment
operations:
Net investment income                                 .71           .73             .54 Net realized and unrealized
gain (loss)              1.93           .65            1.48                                              ------        ------
      ----- Total income (loss) from investment
operations                                           2.64          1.38            2.02
---------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                 (.72)         (.72)           (.68) Distributions from
net realized gain                 (.87)         (.35)           (.49)                                              ------
 ------           ----- Total dividends and distributions
to shareholders                                     (1.59)        (1.07)          (1.17)
--------------------------------------------------------------------------------------- Net asset value, end of
period                     $15.32        $14.27          $13.96                                                    ======
  ======          ======
Total Return, at Net Asset Value(4)                 18.77%        10.13%
  15.42%
======================================================================================= Ratios/Supplemental Data:
Net assets, end of period (in thousands)         $192,212       $93,578          $2,502
-------------------------------------------------------------------------------------- Average net assets (in
thousands)                $145,929       $41,617          $1,799
-------------------------------------------------------------------------------------- Ratios to average net assets:
Net investment income                                4.58%         5.11%           5.63%(5) Expenses
                              0.95%         0.98%(6)        1.05%(5)(6) Expenses (excluding interest)(6)(7)
            0.95%         0.97%           1.01%(5)
-------------------------------------------------------------------------------------- Portfolio turnover
rate(8)                           78.5%         52.7%           57.5%
1. On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. For the period from March 11, 1996 (inception of offering) to December 31, 1996.
3. For the period from May 1, 1995 (inception of offering) to December 31, 1995. 4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year. 5. Annualized.
6. The expense ratios reflect the effect of gross expenses paid indirectly by the Fund.


                       24 Oppenheimer Bond Fund for Growth

------------------------------------------------------------------------------
------------------------------------------------------------------------------

                                                Class B                              Class C
               -------------------------------      -----------------------                                                 Year
Ended December 31,              Year Ended December 31,                                                 1997
1996(1)      1995(3)      1997       1996 (1)(2)
                                                                                                         Per Share Operating Data:
Net asset value, beginning of period              $14.29     $13.98       $13.11      $14.27         $14.03
------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                                .59        .62          .45         .59             .50 Net
realized and unrealized gain (loss)             1.94        .65         1.51        1.93             .59 Total
income (loss) from investment               ------     ------       ------      ------          ------ operations
                                    2.53       1.27         1.96        2.52            1.09
------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.60)       (.61)        (.60)       (.60)           (.50)
Distributions from net realized gain               (.87)       (.35)        (.49)       (.87)           (.35)
                                      ------       ------       -----        -----          ----- Total dividends and
distributions                                                                   to shareholders
(1.47)       (.96)       (1.09)      (1.47)           (.85) --------------------------------------------
                                     Net asset value, end of period                   $15.35      $14.29       $13.98
 $15.32          $14.27                                                   ======      ======       ======
======          ======
================================================================================  Total Return, at Net Asset Value(4)
     17.93%       9.28%       15.09%      17.88%           7.74%

====================================================================  Ratios/Supplemental Data:
Net assets, end of period (in thousands)       $383,755    $211,176      $34,465     $85,397
$38,312
------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $296,426    $113,784      $15,184     $62,343
$18,550
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              3.80%       4.31%        4.82%       3.82%
4.32%(5) Expenses                                           1.72%       1.75%(6)     1.69%       1.70%
1.69%(5)(6)    Expenses (excluding interest)(6)(7)                1.72%       1.73%        1.64%
1.70%           1.67%(5)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                         78.5%       52.7%        57.5%        78.5%          52.7%

7. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $831,794,079 and $596,914,610, respectively. Per share information has been determined based on average shares outstanding for the period.


                       25 Oppenheimer Bond Fund for Growth

------------------------------------------------------ Financial Highlights
(Continued)
------------------------------------------------------------------------------

                                            Class M
                                            ------------------------------------------------
Year Ended December 31,
                                                 1997      1996(1)   1995       1994      1993
-------------------------------------------------------------------------------------------- Per Share
Operating Data:
Net asset value, beginning of period          $14.27    $13.96    $12.20    $13.16    $11.43
-------------------------------------------------------------------------------------------- Income (loss)
from investment operations:
Net investment income                            .62       .65       .70       .68       .59 Net realized and
unrealized gain (loss)         1.94       .66      2.42      (.81)     1.79
------    ------    ------    ------    ------ Total income (loss) from
investment operations                           2.56      1.31      3.12      (.13)     2.38
--------------------------------------------------------------------------------------------
Dividends and distributions to share-
holders:
Dividends from net investment income            (.64)     (.65)     (.87)     (.69)     (.65 Distributions
from net realized gain            (.87)     (.35)     (.49)     (.14)       --
------    ------    ------    ------    ----- Total dividends and distributions
to shareholders                                (1.51)    (1.00)    (1.36)     (.83)     (.65
-------------------------------------------------------------------------------------------- Net asset value,
end of period                $15.32    $14.27    $13.96    $12.20    $13.16
 ======    ======    ======    ======     =====
=========================================================== Total Return, at Net Asset Value(4)            18.19%     9.58%
26.00%    (1.12)%   21.23%
============================================================================================ Ratios/Supplemental Data:
Net assets, end of period (in thousands)    $297,292  $274,043  $239,341  $126,691   $69,375
-------------------------------------------------------------------------------------------- Average net assets
(in thousands)           $285,621  $264,936  $181,719  $106,829   $36,923
-------------------------------------------------------------------------------------------- Ratios to average net assets:
Net investment income                           4.05%     4.59%     5.12%     5.24%     4.70% Expenses
                                    1.46%     1.58%(6)  1.58%(6)  1.66%     1.78% Expenses (excluding
interest)(6)(7)             1.46%     1.55%     1.56%     1.65%     1.75%
-------------------------------------------------------------------------------------------- Portfolio turnover
rate(8)                 78.5%     52.7%     57.5%     52.8%     88.7%

1. On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. For the period from March 11, 1996 (inception of offering) to December 31, 1996.

3.For the period from May 1, 1995 (inception of offering) to December 31, 1995.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.

5. Annualized.

6. The expense ratios reflect the effect of gross expenses paid indirectly by the Fund.

7. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $831,794,079 and $596,914,610, respectively. Per share information has been determined based on average shares outstanding for the period. See accompanying Notes to Financial Statements.


                       26 Oppenheimer Bond Fund for Growth

----------------------------------------------------------- Notes to Financial
Statements
----------------------------------------------------------------------------
--------------------------------------------------- 1. Significant Accounting
Policies

Oppenheimer Bond Fund for Growth (the Fund), a portfolio of the Bond Fund Series, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class M shares. Class A and Class M shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.


--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted equity securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

                       27 Oppenheimer Bond Fund for Growth

----------------------------------------------------------  Notes  to  Financial
Statements                                                           (Continued)
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1. Significant Accounting Policies (continued) Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may not invest in securities with bond ratings of less than C at the time of purchase nor may it invest in securities in default at the time of purchase. At December 31, 1997, securities with an aggregate market value of $443,750, representing 0.05% of the Fund's net
assets,                    were                   in                    default.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.


--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. During 1995, the Fund acquired all of the assets and liabilities of another investment company which did not distribute its net investment income or realized gains and was taxed as a C corporation. Accordingly, an accrued tax liability was assumed by the Fund on the date of the acquisition. As of December 31, 1997, the remaining accrued tax liability for net unrealized gains on investments at the time of the acquisition was $806,841.


                       28 Oppenheimer Bond Fund for Growth

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B, Class C and Class M shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends quarterly. Distributions from net realized gains on investments, if any, will be declared at least once each year.


--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1997, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $898,721, a decrease in accumulated net realized gain on investments of $1,145,578, and an increase in paid-in capital of $246,857.


--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Cost is determined and realized gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. In computing net investment income, the Fund accretes original issue discount. Market discount is accreted at the time of sale (to the extent of the lesser of the accrued market discount or the disposition gain) and is treated as income, rather than capital gain.

     Expenses paid indirectly represent a reduction of custodian fees f or earnings on cash balances maintained by the Fund.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                       29 Oppenheimer Bond Fund for Growth


--------------------------------------------------------------------------------
Notes          to           Financial           Statements           (Continued)
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2. Shares of Beneficial Interest The Fund has authorized an unlimited number of shares of beneficial interest of each class, par value $.01 per share. Transactions in shares of beneficial interest were as follows:

                                          Year Ended December 31, 1997     Year Ended December 31,
1996(1)                                           ----------------------------     ------------------------------
                            Shares       Amount              Shares       Amount
---------------------------------------------------------------------------------------------------------
                                                                                                Class A:
Sold                                       7,279,999     $111,599,725        6,494,619       $ 92,520,655
Dividends and distributions reinvested       932,388       14,314,572          249,431
3,554,945 Redeemed                                  (2,225,551)     (34,707,488)        (366,014)
(5,228,109)                                           ----------      -----------       ----------        ----------- Net
increase                               5,986,836     $ 91,206,809        6,378,036       $ 90,847,491
                          ==========     ============       ==========       ============
---------------------------------------------------------------------------------------------------------  Class
B:                                                                                      Sold
10,397,158     $160,305,660       12,294,846       $175,175,363 Dividends and distributions
reinvested     1,506,208       23,000,990          577,315          8,234,848 Redeemed
        (1,674,594)     (25,779,562)        (561,285)        (8,024,722)
----------      -----------       ----------        ----------- Net increase                              10,228,772
$157,527,088       12,310,876       $175,385,489                                           ==========
============       ==========       ============
---------------------------------------------------------------------------------------------------------  Class
C:                                                                                      Sold
3,123,899     $ 47,976,523        2,679,311       $ 38,154,738 Dividends and distributions
reinvested       309,297        4,711,704           91,900          1,310,288 Redeemed
       (543,468)      (8,426,949)         (85,727)        (1,230,963)
----------      -----------       ----------        ----------- Net increase                               2,889,728     $
44,261,278        2,685,484       $ 38,234,063                                           ==========
============       ==========       ============
---------------------------------------------------------------------------------------------------------  Class
M:                                                                                      Sold
1,920,434     $ 29,581,986        5,031,985       $ 71,344,923 Dividends and distributions
reinvested     1,354,464       20,607,753        1,047,016         14,881,567 Redeemed
          (3,076,456)     (46,780,993)      (4,018,081)       (57,204,056)
----------      -----------       ----------        ----------- Net increase                                 198,442     $
3,408,746        2,060,920       $ 29,022,434                                           ==========
============       ==========       ============

1. For the year ended December 31, 1996 for Class A, Class B and Class M shares and for the period from March 11, 1996 (inception of offering) to December 31, 1996 for Class C shares.

3. Unrealized Gains and Losses on Investments At December 31, 1997, net unrealized appreciation on investments and options written of $68,378,757 was composed of gross appreciation of $94,812,739, and gross depreciation of $26,433,982.


                       30 Oppenheimer Bond Fund for Growth

------------------------------------------------------------------------------
------------------------------------------------------------------------------
===== 4. Management Fees and Other Transactions With Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625% on the first $50 million of net assets, 0.50% of the next $250 million of net assets and 0.4375% on net assets in excess of $300 million.

     Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund which provides for an annual fee of $12,000 for the first $30 million of net assets and $9,000 for each additional $30 million of net assets.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. The Fund pays OFS an annual maintenance fee for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses.

     For the year ended December 31, 1997, commissions (sales charges paid by investors) on sales of Class A and Class M shares totaled $1,867,289 and $760,191, respectively, of which $564,844 and $96,399, respectively, was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $5,894,745 and $434,925, respectively, of which $138,642 and $9,133, respectively, were paid to an affiliated broker/dealer. During the year ended December 31, 1997, OFDI received contingent deferred sales charges of $444,782 and $26,261, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended December 31, 1997, OFDI paid $32,539 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                       31 Oppenheimer Bond Fund for Growth


--------------------------------------------------------------------------------
Notes          to           Financial           Statements           (Continued)
--------------------------------------------------------------------------------
4. Management Fees and Other Transactions With Affiliates (continued) The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended December 31, 1997, OFDI paid $3,297 and $3,302, respectively, to an affiliated broker/dealer as reimbursement for Class B and Class C personal service and maintenance expenses and retained $2,652,827 and $461,741, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At December 31, 1997, OFDI had incurred unreimbursed expenses of $11,326,716 for Class B and $886,036 for Class C.

     The Fund has adopted a Distribution and Service Plan for Class M shares to reimburse OFDI for its services and costs in distributing Class M shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.50% per year on Class M shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class M shares. OFDI may pay a portion of the asset-based sales charge which it receives from the Fund to provide additional compensation to broker/dealers who sell Class M shares. Both fees are computed on the average annual net assets of Class M shares, determined as of the close of each regular business day. During the year ended December 31, 1997, OFDI paid $8,871 to an affiliated broker/dealer as reimbursement for Class M personal service and maintenance expenses and retained $732,265 as reimbursement for certain Class M sales-related distribution expenses.


================================================================================
5. Option Activity The Fund may buy put options, or write covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

                       32 Oppenheimer Bond Fund for Growth


--------------------------------------------------------------------------------
------------------------------------------------------------------------------
Options  are  valued  daily  based  upon the last  sale  price on the  principal
exchange  on  which  the  option  is  traded  and  unrealized   appreciation  or
depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option or the cost of the security for a purchased put option is adjusted by the amount of premium received or paid.

     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 1997 was as follows:

                                                   Call Options
-----------------------------                                                    Number of          Amount of
                                  Options            Premiums
--------------------------------------------------------------------------------
                                       Options outstanding at December 31, 1996             6,552
$1,651,120 Options written                                     29,029            10,106,235 Options closed or
expired                          (21,816)           (6,491,345) Options exercised
(3,013)           (1,330,985)                                                    -------            ---------- Options
outstanding at December 31, 1997            10,752            $3,935,025
     =======            ==========
=====================================================================

6. Illiquid and Restricted Securities

At December 31, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at December 31, 1997 was $87,321,885, which represents 9.11% of the Fund's net assets, of which $32,241,129 is considered restricted. Information concerning restricted securities is as follows:

                       33 Oppenheimer Bond Fund for Growth

--------------------------------------------------------------------------------
 Notes to Financial Statements (Continued)
-------------------------------------------------------------------------------

=================================== 6. Illiquid and Restricted Securities (continued)

                                                                                           Valuation
                                     Cost      per Unit Security                                                       Acquisition
Date  Per Unit  Dec. 31, 1997
--------------------------------------------------------------------------------------------------------
                                                                                            Bonds and Other Securities
                                                               Bankers Trust Corp.:
                    3.10% Common Stock Linked Nts., 11/5/02 (ACC Corp.)            10/29/97
100.00%        121.50% 7% Common Stock Linked Nts., 8/16/99 (Sitel Corp.)              8/12/97
      100.00          86.25
-------------------------------------------------------------------------------------------------------- Hudson
Hotels Corp., 7.5% Cv. Sub. Debs., 7/1/01                 7/8/96            100.00          95.20
-------------------------------------------------------------------------------------------------------- Travel
Ports of America, Inc.:                                                                   8.50% Cv. Sr. Sub. Debs.,
1/15/05                        2/13/95-8/9/95            100.04         128.62 8.50% Cv. Sr. Sub. Debs.,
1/15/05 (Reg. S)              6/14/95-8/13/96            111.44         128.62
                                                     Stocks, Warrants and Other Securities
                    Danskin, Inc.:                                                                                   Escrow deposit
to be used to purchase
686,237 shares of Restricted Common Stock
in Rights Offering                                              8/14/95         $     .30      $     .30 $88.2722 Cv.
Preferred Stock, Series D                          8/14/95          5,000.00       5,312.50 Portion of
Promissory Note to be used to purchase
342,560 shares of Restricted Common Stock
in Rights Offering                                              8/14/95               .30            .30 Restricted
Common Shares                                 8/14/95-3/3/97              1.47            .32 Wts., Exp. 10/04
                                          8/14/95                --           0.12
-------------------------------------------------------------------------------------------------------- Lehman
Brothers Holdings, Inc. 6% Yield
Enhanced Equity-Linked Debt Securities, 8/31/98
(Black & Decker Corp.)                                          9/5/96              39.48          37.82
--------------------------------------------------------------------------------------------------------
SubMicron Systems Corp. Wts., Exp. 12/00                        12/11/95               --            .04
-------------------------------------------------------------------------------------------------------- Travel
Ports of America, Inc., Wts., Exp. 1/05                  2/13/95                --           1.40

======================================================================

7. Bank Borrowings The Fund may borrow up to 5% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The Fund has entered into an agreement which enables it to participate with two other funds managed by the Manager in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. In addition, a commitment fee of 0.07% is allocated among the three participating funds at the end of each quarter, based on the average daily unused portion of the committed line. The commitment fee is allocated among the three funds based upon their respective average net assets for the period. The commitment fee allocated to the Fund for the year ended December 31, 1997 was $245.

     The Fund had no borrowings outstanding at December 31, 1997. For the year ended December 31, 1997, the average monthly loan balance was $468,393 at an average interest rate of 6.056%. The Fund had no borrowings outstanding at any month-end.


                      34 Oppenheimer Bond Fund for Growth




                                  Appendix A

                      Corporate Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts  Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable  Television
Chemicals
Commercial  Finance
Computer  Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified  Financial
Diversified  Media
Drug Stores
Drug  Wholesalers
Durable  Household  Goods
Education
Electric  Utilities
Electrical  Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental

Food
Gas Utilities
Gold
Health  Care/Drugs
Health  Care/Supplies  & Services
Homebuilders/Real  Estate
Hotel/Gaming
Industrial  Services
Information  Technology
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings  & Loans
Shipping
Special  Purpose  Financial
Specialty  Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking
Wireless Services

Investment Adviser
     OppenheimerFunds, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Distributor
     OppenheimerFunds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Transfer Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-525-7048

Custodian of Portfolio Securities
      The Bank of New York
      One Wall Street
      New York, New York 10015


Independent Accountants
   Price Waterhouse LLP
   950 17th Street, Suite 2500
   Denver, Colorado 80202


Legal Counsel
     Kirkpatrick & Lockhart LLP
     1800 Massachusetts Avenue, N.W.
     Washington, D.C. 20036
















PX0345.001.0498

                               BOND FUND SERIES
                   OPPENHEIMER CONVERTIBLE SECURITIES FUND


                                  FORM N1-A

                                    PART C

                              OTHER INFORMATION



Item 24.  Financial Statements and Exhibits
--------    ---------------------------------

      (a)   Financial Statements:

            (1)   Financial Highlights (see Part A, Prospectus):
                  Filed herewith

            (2) Report of Independent Accountants (see Part B, Statement of Additional Information): Filed herewith

            (3) Portfolio of Investments (see Part B, Statement of Additional Information): Filed herewith

            (4)   Statement of Assets and Liabilities (see Part
                  B, Statement of Additional Information): Filed herewith

            (5) Statement of Operations (see Part B, Statement of Additional Information): Filed herewith

            (6) Statement of Changes in Net Assets (see Part B, Statement of Additional Information): Filed herewith

            (7) Notes to Financial Statements (see Part B, Statement of Additional Information): Filed herewith

      (b)   Exhibits:


            (1) Amendment to Amended and Restated Declaration of Trust as filed with the Commonwealth of Massachusetts on April 9, 1998, effective April 7, 1998 ("Amended and Restated Declaration of Trust"): Filed herewith


            (2)   Bylaws - filed with Registrant's Post Effective
                  Amendment filed May 1, 1987 - incorporated by reference

            (3)   Not Applicable


            (4) (a) Specimen Share Certificate representing Class A Shares of Oppenheimer Convertible Securities Fund, a portfolio of the Registrant --Filed herewith

                  (b) Specimen Share Certificate representing Class B Shares of Oppenheimer Convertible Securities
                  Fund, a portfolio of the Registrant --Filed herewith

                  (c) Specimen Share Certificate representing Class C Shares of Oppenheimer Convertible Securities Fund, a portfolio of the Registrant --Filed herewith

                  (d)Specimen Share Certificate representing Class M Shares of Oppenheimer Convertible Securities Fund, a portfolio of the Registrant --Filed herewith


            (5) Investment Advisory Agreement dated January 4, 1996 with Oppenheimer Management Corporation - filed with Post Effective Amendment No. 15 of the Registrant filed January 11,1996 - incorporated by reference

            (6) (a) General Distributor's Agreement dated January 4,1996 with Oppenheimer Funds Distributor, Inc. - filed with Post Effective Amendment No. 15 of the
                  Registrant filed January 11, 1996 - incorporated by reference

                  (b) Form of OppenheimerFunds Distributor Inc. Dealer Agreement - Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33- 17850) filed September 30, 1994 - incorporated by reference

                  (c) Form of OppenheimerFunds Distributor Inc. Broker Agreement - Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33- 17850) filed September 30, 1994 - incorporated by reference

                  (d) Form of OppenheimerFunds Distributor Inc. Agency Agreement - Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850) filed September 30, 1994 - incorporated by reference

            (7)   Not Applicable
            (8) Acknowledgment of Assignment of Custodian Agreement with Investors Bank & Trust Company - filed with Registrant's Post Effective Amendment No. 9 filed May 1, 1991 - incorporated by reference

            (9) Form of Service Contract with Oppenheimer Shareholder Services filed with Post Effective Amendment No. 15 of the Registrant filed January 11,1996 - incorporated by reference

            (10)  Consent  of  Counsel  -  incorporated   by  reference  to  the
                  Registrant's Rule 24f-2 Notice filed on
                  February 28, 1996

            (11)  Independent Auditor's Consent - filed herewith

            (12)  Not Applicable

            (13)  Investment Representation Letter from
                  OppenheimerFunds, Inc. dated March 11, 1996 relating to
                  Class C shares investment -filed with Registrant's Post Effective Amendment No. 16 filed March 11, 1996 - incorporated by reference.


            (14) (a) Form of Individual Retirement Account (IRA) Plan: previously filed with Post Effective Amendment No. 21 to the Registration Statement of Oppenheimer U.S. Government Trust (File No. 2-76645), August 25, 1993, and incorporated herein by reference

                  (b) Form of Standardized and Non-standardized Profit Sharing and Money Purchase Pension Plan for self-employed persons and corporations: previously filed with Post Effective Amendment No. 3 to the Registration Statement of Oppenheimer Global Growth & Income Fund (File No. 33-33799), February 1, 1992, refiled with Post Effective Amendment No. 7 of Oppenheimer Global Growth & Income Fund (Reg. No. 33-33799), December 1, 1994, pursuant to Item 102 of Regulation S-T and incorporated herein by reference

                  (c) Form of Tax Sheltered Retirement Plan and Custody Agreement for employees of public schools and tax-exempt organizations: previously filed with Post Effective Amendment No. 47 to the Registration Statement of Oppenheimer Growth Fund (File No. 2- 45272), October 21, 1994 and incorporated herein by reference

                  (d) Form of Simplified Employee Pension IRA:
                  previously filed with Post Effective Amendment No. 15 to the Registration Statement of Oppenheimer
                  Mortgage Income Fund (Reg. No. 33-6614), January 19, 1995 and incorporated herein by reference

                  (e) Form of Prototype 401(k) Plan: previously filed with Post Effective Amendment No. 7 to the
                  Registration Statement of Oppenheimer Strategic
                  Income & Growth Fund (Reg. No. 33-47378), September 28, 1995 and incorporated herein by reference

            (15)  (a)   Amended and Restated Service Plan and Agreement with
                  Oppenheimer Funds Distributor, Inc. dated
                  January 4, 1996 for Class A Shares - filed with Post Effective Amendment No. 15 of the Registrant filed January 11, 1996 - incorporated by reference


                  (b) Amended and Restated Distribution and Service Plan and Agreement with Oppenheimer Funds Distributor, Inc. dated February 3, 1998 for Class B Shares - Filed herewith

                  (c) Amended and restated Distribution and Service Plan and Agreement with Oppenheimer Funds Distributor, Inc. dated February 3, 1998 for Class C Shares - Filed herewith

                  (d) Form of Distribution and Service Plan and Agreement with Oppenheimer Funds Distributor, Inc. for Class M Shares - filed with Post Effective Amendment No. 15 of the Registrant and incorporated herein by reference


            (16)  Performance Computation Schedule - filed herewith

            (17)  (a) Financial Data Schedule for Class A Shares filed herewith

                  (b) Financial Data Schedule for Class B Shares - filed herewith

                  (c) Financial Data Schedule for Class C Shares filed herewith

                  (d) Financial Data Schedule for Class M Shares filed herewith


            (18) Oppenheimer Fund Multiple Class Plan under Rule 18f-3 dated January 5, 1996 - filed with Post Effective Amendment. 15 of the Registrant filed January 11, 1996 - incorporated by reference

            ---   Powers of Attorney - filed with Post Effective
                  Amendment No. 15 of the Registrant filed January 11, 1996 - incorporated by reference

Item 25.    Persons Controlled by or under Common Control with
--------    ---------------------------------------------------
Registrant
-----------

      The Board of Trustees of the Registrant is identical to the Boards of Trustees of Rochester Fund Municipals ("RFM") and the Limited Term New York Municipal Fund ("LTNYX") (collectively "The Rochester Funds").

Item 26.    Number of Holders of Securities
--------    --------------------------------

                                          Number of
                                          Record Holders as of

      Title of Class                      April 17, 1998

      --------------                      ---------------------

      Shares of beneficial

      interest,   Class A                  9,863


      Shares of beneficial

      interest, Class B                   19,064


      Shares of beneficial

      interest, Class C                    4,079


      Shares of beneficial

      interest, Class M                   11,743



Item 27.    Indemnification
--------    ----------------

     Registrant's Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust"), which is referenced herein, (see Exhibit 1), contains certain provisions relating to the indemnification of Registrant's officers and trustees. Section 6.4 of Registrant's Declaration of Trust provides that Registrant shall indemnify (from the assets of the Fund or Funds in question) each of its trustees and officers (including persons who served at Registrant's request as directors, officers or trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to, amounts paid for satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a trustee or officer, director or trustee, except with respect to any matter as to which it has been determined in one of the manners described below, that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interest of Registrant or (ii) had acted with willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct".

      Section 6.4 provides that a determination that the Covered Conduct may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of trustees who are neither "interested persons" of Registrant as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

      In addition, Section 6.4 provides that expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-trust in question if it is ultimately determined that indemnification of such expenses is not authorized under Article 6 and (i) the Covered Person shall have provided security for such undertaking, (ii) Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of disinterested trustees who are not a party to the proceeding, by an independent legal counsel in a written opinion, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

      Section 6.1 of Registrant's Agreement and Declaration of Trust provides, among other things, that nothing in the Agreement and Declaration of Trust shall protect any trustee or officer against any liability to Registrant or the shareholders to which such trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee or such officer.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.   Business and Other Connections of Investment Adviser

(a) OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other registered investment companies as described in Parts A and B hereof and listed in Item 28(b) below.

(b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.



Name and Current Position with        Other Business and Connections
OppenheimerFunds, Inc.("OFI")         During the Past Two Years


Mark J.P. Anson,
Vice President                        Vice President of Oppenheimer Real Asset
                                      Management, Inc. ("ORAMI"); formerly Vice
                                      President of Equity Derivatives at Salomon
                                      Brothers, Inc.

Peter M. Antos,

Senior Vice President                 An officer and/or portfolio manager of
                                      certain Oppenheimer funds; a Chartered
                                      Financial Analyst; Senior Vice President
                                      of HarbourView Asset Management
                                      Corporation ("HarbourView"); prior to
                                      March, 1996 he was the senior equity
                                      portfolio manager for the Panorama Series
                                      Fund, Inc. (the "Company") and other
                                      mutual funds and pension funds managed by
                                      G.R. Phelps & Co. Inc. ("G.R. Phelps"),
                                      the Company's former investment adviser,
                                      which was a subsidiary of Connecticut
                                      Mutual Life Insurance Company; was also
                                      responsible for managing the common stock
                                      department and common stock investments of
                                      Connecticut Mutual Life Insurance Co.


Lawrence Apolito,
Vice President                        None.

Victor Babin,
Senior Vice President                 None.

Bruce Bartlett,

Vice President                        An officer and/or portfolio manager of
                                     certain Oppenheimer funds.  Formerly a

                                      Vice President and Senior Portfolio
                                      Manager at First of America Investment
                                      Corp.


John R. Blomfield,                    Formerly Senior Product Manager (November, 1996 - August,
Vice President                        1997) of International Home Foods and American Home Products (March, 1994 -October, 1996).
Kathleen Beichert,
Vice President                        None.

Rajeev Bhaman,
Vice President                        Formerly Vice President (January 1992 -February, 1996) of Asian Equities for
                                      Barclays de Zoete Wedd, Inc.


Robert J. Bishop,

Vice President                        Vice President of Mutual Fund Accounting (since May 1996); an officer of other
                                      Oppenheimer funds; formerly  an Assistant
                                      Vice President of OFI/Mutual Fund
                                      Accounting (April 1994-May 1996), and a
                                      Fund Controller for OFI.

George C. Bowen,
Senior Vice President & Treasurer     Vice President (since June 1983) and Treasurer  (since March 1985) of
                                      OppenheimerFunds Distributor, Inc. (the
                                      "Distributor"); Vice President  (since
                                      October 1989) and Treasurer (since April
                                      1986) of  HarbourView; Senior Vice
                                      President (since February 1992), Treasurer
                                      (since July 1991)and a director (since
                                      December 1991) of Centennial;  President,
                                      Treasurer and a director of  Centennial
                                      Capital Corporation (since June 1989);  Vice President and Treasurer (since August
                                      1978) and Secretary  (since April 1981) of
                                      Shareholder Services, Inc. ("SSI"); Vice
                                      President, Treasurer and Secretary of
                                      Shareholder Financial Services, Inc.
                                      ("SFSI") (since November 1989); Treasurer
                                      of Oppenheimer Acquisition Corp. ("OAC")
                                      (since June 1990); Treasurer of
                                      Oppenheimer Partnership Holdings, Inc.
                                      (since November 1989); Vice President and
                                      Treasurer  of ORAMI (since July 1996);
                                      Chief Executive Officer, Treasurer and a
                                      director of  MultiSource Services, Inc.,
                                      a broker-dealer (since December 1995); an
                                      officer of other Oppenheimer funds.

Scott Brooks,

Vice President                        None.

Susan Burton,

Assistant Vice President              None.

Adele Campbell,
Assistant Vice President & Assistant
Treasurer: Rochester Division         Formerly Assistant Vice President of Rochester Fund Services, Inc.

Michael Carbuto,

Vice                                  President  An  officer  and/or   portfolio
                                      manager of certain Oppenheimer funds; Vice
                                      President of Centennial.


John Cardillo,

Assistant Vice President              None.


Ruxandra Chivu,
Assistant Vice President              None.


H.D. Digby Clements,
Assistant Vice President:
Rochester Division                    None.


O. Leonard Darling,

Executive Vice President              Trustee (1993 - present) of Awhtolia College - Greece.

William DeJianne,                     None.
Assistant Vice President


Robert A. Densen,
Senior Vice President                 None.

Sheri Devereux,
Assistant Vice President              None.

Robert Doll, Jr.,

Executive Vice President & Director An officer and/or portfolio manager of certain Oppenheimer funds. John Doney, Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

Andrew J. Donohue,
Executive Vice President,

General Counsel and Director          Executive Vice President (since September 1993),  and a director (since January
                                      1992) of the Distributor; Executive Vice
                                      President, General Counsel and a director
                                      of  HarbourView, SSI, SFSI and Oppenheimer
                                      Partnership Holdings, Inc. since
                                      (September 1995)  and   MultiSource
                                      Services, Inc. (a broker-dealer) (since
                                      December 1995);  President and a director
                                      of Centennial (since September 1995);
                                      President and a director of  ORAMI (since
                                      July 1996);  General Counsel  (since May
                                      1996) and Secretary (since April 1997) of
                                      OAC; Vice President of OppenheimerFunds
                                      International, Ltd. ("OFIL") and
                                      Oppenheimer Millennium Funds plc (since
                                      October 1997);  an officer of other
                                      Oppenheimer funds.

Patrick Dougherty,                    None.
Assistant Vice President

Bruce Dunbar,                         None.
Vice President


George Evans,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds.


Edward Everett,
Assistant Vice President              None.


Scott Farrar,

Vice President                        Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997);
                                      an  officer  of other  Oppenheimer  funds;
                                      formerly an  Assistant  Vice  President of
                                      OFI/Mutual Fund Accounting (April 1994-May
                                      1996), and a Fund Controller for OFI.


Leslie A. Falconio,
Assistant Vice President              None.

Katherine P. Feld,

Vice President and Secretary          Vice President and Secretary of the Distributor; Secretary of HarbourView,
                                      MultiSource and Centennial; Secretary,
                                      Vice President and Director of Centennial
                                      Capital Corporation; Vice President and

                                      Secretary of ORAMI.

Ronald H. Fielding,
Senior Vice President; Chairman:

Rochester Division                    An officer, Director and/or portfolio manager of certain Oppenheimer funds;
                                      Presently he holds the following other
                                      positions: Governor (since 1994) of St.
                                      John's College. Formerly he held the
                                      following positions: formerly, Chairman of
                                      the Board and Director of Rochester Fund Distributors, Inc. ("RFD"); President and
                                      Director of Fielding Management Company,
                                      Inc. ("FMC"); President and Director of
                                      Rochester Capital Advisors, Inc. ("RCAI");
                                      Managing Partner of Rochester Capital
                                      Advisors, L.P., President and Director of
                                      Rochester Fund Services, Inc. ("RFS");
                                      President and Director of Rochester Tax
                                      Managed Fund, Inc.; Director (1993 - 1997)
                                      of VehiCare Corp.; Director (1993 - 1996)
                                      of VoiceMode.


John Fortuna,
Vice President                        None.

Patricia Foster,

Vice President Formerly she held the following positions: An officer of certain former
                                      Rochester  funds  (May,  1993  -  January,
                                      1996);   Secretary  of  Rochester  Capital
                                      Advisors,  Inc. and General Counsel (June,
                                      1993 -January  1996) of Rochester  Capital
                                      Advisors, L.P.


Jennifer Foxson,
Assistant Vice President              None.

Paula C. Gabriele,

Executive Vice President              Formerly, Managing Director (1990-1996) for Bankers Trust Co.


Robert G. Galli,

Vice Chairman                         Trustee of the New York-based Oppenheimer Funds. Formerly Vice President and General
                                      Counsel of Oppenheimer Acquisition Corp.

Linda Gardner,
Vice President                        None.

Alan Gilston,
Vice President                        Formerly Vice President for Schroder Capital Management International.

Jill Glazerman,

Assistant Vice President              None.


Jeremy Griffiths,
Chief Financial Officer               Currently a Member and Fellow of the Institute of Chartered Accountants;
                                      formerly an accountant for Arthur Young
                                      (London, U.K.).


Robert Grill,
Vice President                        Formerly Marketing Vice President for Bankers Trust Company (1993-1996);
                                      Steering Committee Member, Subcommittee
                                      Chairman for American Savings Education
                                      Council (1995-1996).

Caryn Halbrecht,
Vice President                        An officer and/or portfolio manager of certain Oppenheimer funds; formerly
                                      Vice President of Fixed Income Portfolio
                                      Management at Bankers Trust.


Elaine T. Hamann,
Vice President                        Formerly Vice President (September, 1989 -January, 1997) of Bankers Trust Company.


Glenna Hale,

Director of Investor Marketing        Formerly, Vice President (1994-1997) of Retirement Plans Services for
                                      OppenheimerFunds Services.


Thomas B. Hayes,
Vice President                        None.

Barbara Hennigar,
Executive Vice President and
Chief Executive Officer of
OppenheimerFunds Services,

a division of the Manager             President and Director of SFSI; President and Chief executive Officer of SSI.

Dorothy Hirshman,                     None.
Assistant Vice President


Alan Hoden,
Vice President                        None.

Merryl Hoffman,
Vice President                        None.


Nicholas Horsley,
Vice President                        Formerly a Senior Vice President and Portfolio Manager for Warburg, Pincus
                                      Counsellors, Inc. (1993-1997), Co-manager
                                      of Warburg, Pincus Emerging Markets Fund
                                      (12/94 - 10/97), Co-manager Warburg,
                                      Pincus Institutional Emerging Markets Fund
                                      -   Emerging   Markets   Portfolio   (8/96
                                      -10/97),  Warburg  Pincus  Japan OTC Fund,
                                      Associate  Portfolio  Manager  of  Warburg
                                      Pincus  International Equity Fund, Warburg
                                      Pincus  Institutional  Fund - Intermediate
                                      Equity Portfolio,  and Warburg Pincus EAFE
                                      Fund.


Scott T. Huebl,
Assistant Vice President              None.

Richard Hymes,
Assistant Vice President              None.

Jane Ingalls,

Vice President                        None.


Frank Jennings,

Vice                                  President  An  officer  and/or   portfolio
                                      manager  of  certain   Oppenheimer  funds;
                                      formerly,  a Managing  Director  of Global
                                      Equities at

                                      Paine Webber's Mitchell Hutchins division.



Thomas W. Keffer,

Senior Vice President                 Formerly Senior Managing Director (1994 -1996) of Van Eck Global.


Avram Kornberg,

Vice President                        None.


Joseph Krist,
Assistant Vice President              None.



Michael Levine,
Assistant Vice President              None.

Shanquan Li,

Vice President                        None.


Stephen F. Libera,

Vice President                        An officer and/or portfolio manager for certain Oppenheimer funds; a Chartered
                                      Financial Analyst; a Vice President of
                                      HarbourView; prior to March 1996, the
                                      senior bond portfolio manager for
                                      Panorama Series Fund Inc., other mutual

                                      funds and pension accounts managed by G.R.
                                      Phelps; also responsible for managing the public fixed-income securities department at Connecticut Mutual Life Insurance Co.

Mitchell J. Lindauer,
Vice President                        None.

David Mabry,
Assistant Vice President              None.


Steve Macchia,
Assistant Vice President              None.


Bridget Macaskill,
President, Chief Executive Officer

and Director                          Chief Executive Officer (since September 1995); President and director (since June
                                      1991) of  HarbourView; Chairman and a
                                      director of SSI (since August 1994), and
                                      SFSI (September 1995); President (since
                                      September  1995) and a director  (since
                                      October  1990) of  OAC; President (since
                                      September 1995) and a director  (since
                                      November 1989) of  Oppenheimer Partnership
                                      Holdings, Inc., a holding company
                                      subsidiary  of OFI; a director of ORAMI
                                      (since July 1996) ; President and a
                                      director (since October 1997) of OFIL, an
                                      offshore fund manager subsidiary of OFI
                                      and Oppenheimer Millennium Funds plc
                                      (since October 1997); President and  a
                                      director of other Oppenheimer funds;  a
                                      director of the NASDAQ Stock Market, Inc.
                                      and of Hillsdown Holdings plc (a U.K. food
                                      company); formerly an Executive Vice
                                      President of OFI.

Wesley Mayer,
Vice President                        Formerly Vice President (January, 1995 -June, 1996) of Manufacturers Life
                                      Insurance Company.

Loretta McCarthy,
Executive Vice President              None.

Kelley A. McCarthy-Kane               Formerly Product Manager, Assistant Vice President  (June 1995 Assistant Vice President
                                      - October, 1997) of Merrill Lynch Pierce
Fenner & Smith.

Beth  Michnowski,  Formerly Senior  Marketing  Manager (May, 1996 - June,  1997)
Assistant Vice President of Product  Marketing  (August,  1992 - May, 1996) with
Fidelity Investments.

Lisa Migan,
Assistant Vice President              None.


Robert J. Milnamow,

Vice                                  President  An  officer  and/or   portfolio
                                      manager  of  certain   Oppenheimer  funds;
                                      formerly a Portfolio Manager (August, 1989
                                      - August,  1995) with  Phoenix  Securities
                                      Group.



Denis R. Molleur,
Vice President                        None.

Linda Moore,

Vice President                        Formerly, Marketing Manager (July 1995-
                                      November 1996) for Chase Investment

                                      Services Corp.

Kenneth Nadler,
Vice President                        None.


David Negri,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

Barbara Niederbrach,
Assistant Vice President              None.

Robert A. Nowaczyk,
Vice President                        None.


Richard M. O'Shaugnessy,
Assistant Vice President:
Rochester Division                    None.


Gina M. Palmieri,
Assistant Vice President              None.

Robert E. Patterson,
Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds.


Caitlin Pincus,                       Formerly Manager (June, 1995 - December, 1997) of McKinsey
Vice President                        & Co.

John Pirie,

Assistant Vice President              Formerly, a Vice President with Cohane  Rafferty Securities, Inc.




Jane Putnam,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds.


Michael Quinn,                        Formerly Assistant Vice President (April, 1995 - January, 1998)
Assistant Vice President              of Van Kampen American Capital.

Russell Read,
Senior Vice President                 Vice President of Oppenheimer Real Asset Management, Inc. (since March, 1995);
                                      formerly director of Quantitative Research
                                      for the Manager.  Prior to that he was a
                                      lecturer at Stanford University, an
                                      investment manager for The Prudential, and
                                      Associate Economist for the First National
                                      Bank of Chicago.



Thomas Reedy,

Vice                                  President  An  officer  and/or   portfolio
                                      manager  of  certain   Oppenheimer  funds;
                                      formerly,  a  Securities  Analyst  for the
                                      Manager.

Adam Rochlin,

Vice President                        None.


Michael S. Rosen,
Vice President; President,
Rochester                             Division  An  officer   and/or   portfolio
                                      manager  of  certain   Oppenheimer  funds;
                                      Formerly,  Vice  President  (June,  1983 -
                                      January, 1996) of
                                      RFS, President and Director of RFD; Vice
                                      President and Director of FMC; Vice
                                      President and director of RCAI; General
                                      Partner of RCA; Vice President and
                                      Director of Rochester Tax Managed Fund
                                      Inc.


Richard H. Rubinstein,
Senior                                Vice President An officer and/or portfolio
                                      manager  of  certain   Oppenheimer  funds;
                                      formerly  Vice   President  and  Portfolio
                                      Manager/Security  Analyst for  Oppenheimer
                                      Capital Corp., an
                                      investment adviser.

Lawrence Rudnick,

Assistant Vice President              None.


James Ruff,
Executive Vice President              None.

Valerie Sanders,
Vice President                        None.

Ellen Schoenfeld,
Assistant Vice President              None.

Stephanie Seminara,

Vice President                        Formerly, Vice President of Citicorp Investment Services.

Richard Soper,
Vice President                        None.


Nancy Sperte,
Executive Vice President              None.

Donald W. Spiro,
Chairman                              Emeritus  and Director  Vice  Chairman and
                                      Trustee of the New York- based Oppenheimer
                                      Funds; formerly Chairman of the Manager and the Distributor.


Richard A. Stein,
Vice President: Rochester Division    Assistant Vice President (since 1995) of Rochester Capitol Advisors, L.P.


Arthur Steinmetz,
Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

Ralph Stellmacher,
Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

John Stoma,
Senior Vice President, Director
Retirement Plans                      Formerly Vice President of U.S. Group Pension Strategy and Marketing for
                                      Manulife Financial.

Michael C. Strathearn,

Vice President                        An officer and/or portfolio manager of certain Oppenheimer funds; a Chartered
                                      Financial Analyst; a Vice President of
                                      HarbourView; prior to March 1996, an
                                      equity portfolio manager for Panorama

                                      Series Fund, Inc. and other mutual funds and pension accounts managed by G.R.
                                      Phelps.

James C. Swain,
Vice Chairman of the Board            Chairman, CEO and Trustee, Director or Managing Partner of the Denver-based
                                      Oppenheimer   Funds;   President   and   a
                                      Director of Centennial; formerly President
                                      and Director of OAMC,  and Chairman of the
                                      Board of SSI.

James Tobin,
Vice President                        None.

Jay Tracey,

Vice                                  President  An  officer  and/or   portfolio
                                      manager  of  certain   Oppenheimer  funds;
                                      formerly  Managing  Director of Buckingham
                                      Capital

                                      Management.

Gary Tyc,
Vice President, Assistant
Secretary and Assistant Treasurer     Assistant Treasurer of the Distributor and SFSI.

Ashwin Vasan,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

Dorothy Warmack,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

Jerry Webman,

Senior Vice President                 Director of New York-based tax-exempt fixed income Oppenheimer funds; Formerly,

                                      Managing Director and Chief Fixed Income
                                      Strategist at Prudential Mutual Funds.

Christine Wells,
Vice President                        None.

Joseph Welsh,
Assistant Vice President              None.

Kenneth B. White,

Vice President                        An officer and/or portfolio manager of certain Oppenheimer funds; a Chartered
                                      Financial Analyst; Vice President of
                                      HarbourView; prior to March 1996, an
                                      equity portfolio manager for Panorama

                                      Series Fund, Inc. and other mutual funds and pension funds managed by G.R. Phelps.

William L. Wilby,
Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds; Vice
                                      President of HarbourView.

Carol Wolf,
Vice President                        An officer and/or portfolio manager of certain Oppenheimer funds; Vice President of Centennial; Vice President, Finance and
                                      Accounting; Point of Contact: Finance
                                      Supporters of Children; Member of the
                                      Oncology Advisory Board of the Childrens
                                      Hospital.

Caleb Wong,
Assistant Vice President              None.

Robert G. Zack,
Senior Vice President and
Assistant Secretary, Associate
General                               Counsel Assistant  Secretary of SSI (since
                                      May 1985), and SFSI (since November 1989);
                                      Assistant Secretary of Oppenheimer
                                      Millennium Funds plc (since October 1997);
                                      an officer of other Oppenheimer funds.

Jill Zachman,
Assistant Vice President:
Rochester Division                    None.


Arthur J. Zimmer,

Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds; Vice
                                      President of Centennial.

      The Oppenheimer Funds include the New York-based Oppenheimer Funds, the Denver-based Oppenheimer Funds and the Oppenheimer/Quest Rochester Funds, as set forth below:


      New York-based Oppenheimer Funds
      Oppenheimer California Municipal Fund
      Oppenheimer Capital Appreciation Fund

      Oppenheimer Developing Markets Fund

      Oppenheimer Discovery Fund
      Oppenheimer Enterprise Fund
      Oppenheimer Global Fund
      Oppenheimer Global Growth & Income Fund
      Oppenheimer Gold & Special Minerals Fund
      Oppenheimer Growth Fund
      Oppenheimer International Growth Fund

      Oppenheimer International Small Company Fund

      Oppenheimer Money Market Fund, Inc.
      Oppenheimer Multi-Sector Income Trust
      Oppenheimer Multi-State Municipal Trust

      Oppenheimer Multiple Strategies Fund
      Oppenheimer Municipal Bond Fund

      Oppenheimer New York Municipal Fund
      Oppenheimer Series Fund, Inc.
      Oppenheimer U.S. Government Trust
      Oppenheimer World Bond Fund

      Quest/Rochester Funds
      Limited Term New York Municipal Fund
      Oppenheimer Convertible Securities Fund
      Oppenheimer MidCap Fund
      Oppenheimer Quest Capital Value Fund, Inc.
      Oppenheimer Quest For Value Funds
      Oppenheimer Quest Global Value Fund, Inc.
      Oppenheimer Quest Value Fund, Inc.
      Rochester Fund Municipals

      Denver-based Oppenheimer Funds
      Centennial America Fund, L.P.
      Centennial California Tax Exempt Trust
      Centennial Government Trust
      Centennial Money Market Trust
      Centennial New York Tax Exempt Trust
      Centennial Tax Exempt Trust
      Oppenheimer Cash Reserves
      Oppenheimer Champion Income Fund
      Oppenheimer Equity Income Fund
      Oppenheimer High Yield Fund
      Oppenheimer Integrity Funds
      Oppenheimer International Bond Fund
      Oppenheimer Limited-Term Government Fund
      Oppenheimer Main Street Funds, Inc.

      Oppenheimer Municipal Fund
      Oppenheimer Real Asset Fund

      Oppenheimer Strategic Income Fund
      Oppenheimer Total Return Fund, Inc.
      Oppenheimer Variable Account Funds
      Panorama Series Fund, Inc.
      The New York Tax-Exempt Income Fund, Inc.


      The address of OppenheimerFunds, Inc., the New York-based Oppenheimer Funds, the Quest Funds, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp., Oppenheimer Partnership Holdings, Inc., and Oppenheimer Acquisition Corp. is Two World

Trade Center, New York, New York 10048-0203.


      The address of the Denver-based Oppenheimer Funds, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services,
Centennial Asset Management Corporation, Centennial Capital Corp., and Oppenheimer Real Asset Management, Inc. is 6803 South Tucson Way, Englewood, Colorado 80112.


      The address of MultiSource Services, Inc. is 1700 Lincoln
Street, Denver, Colorado 80203.


      The address of the Rochester-based funds is 350 Linden Oaks, Rochester, New York 14625-2807.



Item 29.    Principal Underwriter


(a) OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 28(b) above.


(b) The directors and officers of the Registrant's principal underwriter are:


Name & Principal             Positions & Offices         Positions & Offices
Business Address             with Underwriter            with Registrant

George C. Bowen(1)           Vice President and          Vice President and
                             Treasurer                   Treasurer of the
                                                         Oppenheimer funds.


Julie Bowers                 Vice President              None
21 Dreamwold Road
Scituate, MA 02066

Peter W. Brennan             Vice President              None
1940 Cotswold Drive
Orlando, FL 32825


Maryann Bruce(2)             Senior Vice President;      None
                             Director: Financial
                             Institution Division


Robert Coli                  Vice President              None
12 White Tail Lane
Bedminster, NJ 07921


Ronald T. Collins            Vice President              None
710-3 E. Ponce de Leon Ave.

Decatur, GA  30030


William Coughlin             Vice President              None
542 West Surf - #2N
Chicago, IL  60657

Mary Crooks(1)

Rhonda Dixon-Gunner(1)       Assistant Vice President    None

Andrew John Donohue(2)       Executive Vice              Secretary of the
                             President & Director        Oppenheimer funds.


Wendy H. Ehrlich             Vice President              None
4 Craig Street
Jericho, NY 11753

Kent Elwell                  Vice President              None
41 Craig Place
Cranford, NJ  07016


Todd Ermenio                 Vice President              None
11011 South Darlington
Tulsa, OK  74137


John Ewalt                   Vice President              None
2301 Overview Dr. NE
Tacoma, WA 98422


George Fahey                 Vice President              None
201 E. Rund Grove Rd.
#26-22
Lewisville, TX 75067

Katherine P. Feld(2)         Vice President              None
                             & Secretary


Mark Ferro                   Vice President              None
43 Market Street
Breezy Point, NY 11697


Ronald H. Fielding(3)        Vice President              None

Reed F. Finley               Vice President              None
1215 W. 10th Street
Apt. 510
Cleveland, OH  44113
Birmingham, MI  48009



Ronald R. Foster             Senior Vice President       None
11339 Avant Lane
Cincinnati, OH 45249

Patricia Gadecki             Vice President              None
950 First St., S.
Suite 204
Winter Haven, FL  33880

Luiggino Galleto             Vice President              None
10239 Rougemont Lane

Charlotte, NC 28277

Mark Giles                   Vice President              None
5506 Bryn Mawr
Dallas, TX 75209


Ralph Grant(2)               Vice President/National     None
                             Sales Manager

Sharon Hamilton              Vice President              None
720 N. Juanita Ave.,#1

Redondo Beach, CA 90277


C. Webb Heidinger(2)         Vice President              None

Byron Ingram(2)              Assistant Vice President    None

Mark D. Johnson              Vice President              None
409 Sundowner Ridge Court
Wildwood, MO  63011

Michael Keogh(2)             Vice President              None


Richard Klein                Vice President              None
4820 Fremont Avenue So.
Minneapolis, MN 55409


Daniel Krause                Vice President              None
560 Beacon Hill Drive
Orange Village, OH  44022

Ilene Kutno(2)               Assistant Vice President    None

Todd Lawson                  Vice President              None
3333 E. Bayaud Avenue
Unit 714
Denver, CO 80209


Wayne A. LeBlang             Senior Vice President       None
23 Fox Trail
Lincolnshire, IL 60069

Dawn Lind                    Vice President              None
7 Maize Court
Melville, NY 11747

James Loehle                 Vice President              None
30 John Street
Cranford, NJ  07016


Todd Marion                  Vice President              None
39 Coleman Avenue
Chatham, N.J. 07928

Marie Masters                Vice President              None
520 E. 76th Street
New York, NY  10021


John McDonough               Vice President              None
P.O. Box 760
50 Riverview Road
New Castle, NH  03854



Tanya Mrva(2)                Assistant Vice President    None

Laura Mulhall(2)             Senior Vice President       None

Charles Murray               Vice President              None
18 Spring Lake Drive
Far Hills, NJ 07931

Wendy Murray                 Vice President              None
32 Carolin Road
Upper Montclair, NJ 07043

Denise-Marke Nakamura        Vice President              None
2870 White Ridge Place, #24
Thousand Oaks, CA  91362

Chad V. Noel                 Vice President              None
60 Myrtle Beach Drive
Henderson, NV  89014


Joseph Norton                Vice President              None
2518 Fillmore Street
San Francisco, CA  94115



Kevin Parchinski             Vice President              None
1105 Harney St., #310
Omaha, NE  68102



Gayle Pereira                Vice President              None
2707 Via Arboleda
San Clemente, CA 92672

Charles K. Pettit            Vice President              None
22 Fall Meadow Dr.
Pittsford, NY  14534

Bill Presutti                Vice President              None
1777 Larimer St. #807
Denver, CO  80202


Steve Puckett                Vice President              None
2555 N. Clark, #209
Chicago, IL  60614

Elaine Puleo(2)              Vice President              None

Minnie Ra                    Vice President              None
895 Thirty-First Ave.

San Francisco, CA  94121


Michael Raso                 Vice President              None
16 N. Chatsworth Ave.
Apt. 301
Larchmont, NY  10538

John C. Reinhardt(3)         Vice President              None

Douglas Rentschler           Vice President              None
867 Pemberton
Grosse Pointe Park, MI 48230

Ian Robertson                Vice President              None
4204 Summit Wa

Marietta, GA 30066


Michael S. Rosen(3)          Vice President              None


Kenneth Rosenson             Vice President              None
3802 Knickerbocker Place

Apt. #3D
Indianapolis, IN  46240

James Ruff(2)                President                   None


Timothy Schoeffler           Vice President              None
1717 Fox Hall Road

Washington, DC  77479

Michael Sciortino            Vice President              None
785 Beau Chene Drive
Mandeville, LA  70471


Robert Shore                 Vice President              None
26 Baroness Lane
Laguna Niguel, CA 92677




George Sweeney               Vice President              None
5 Smokehouse Lane
Hummelstown, PA  17036

Andrew Sweeny                Vice President              None
5967 Bayberry Drive
Cincinnati, OH 45242


Scott McGregor Tatum         Vice President              None
7123 Cornelia Lane
Dallas, TX  75214


David G. Thomas              Vice President              None
8116 Arlingon Blvd. #123
Falls Church, VA 22042

Philip St. John Trimble      Vice President              None
201 Summerfield
Northbrook, IL  60062

Sarah Turpin                 Vice President              None
2735 Dover Road
Atlanta, GA  30327

Gary Paul Tyc(1)             Assistant Treasurer         None

Mark Stephen Vandehey(1)     Vice President              None

Marjorie Williams            Vice President              None
6930 East Ranch Road
Cave Creek, AZ  85331

(1) 6803 South Tucson Way, Englewood, Colorado 80112

(2) Two World Trade Center, New York, NY 10048-0203

(3) 350 Linden Oaks, Rochester, NY  14625-2807



(c) Not applicable.

Item 30.    Location of Accounts and Records
--------    --------------------------------


All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act and the General Rules and Regulations
promulgated thereunder, are in possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way, Englewood, Colorado 80112, except that records with regard to items covered by Registrant's Custodian Agreement, are maintained by, or under agreement with, its Custodian, Investors Bank & Trust Company, 89 South Street, Boston, MA 02111.


Item 31.    Management Services
--------    -------------------

There are no management-related service contracts not discussed in Parts A and B of this Form under which services are provided to the Registrant and, therefore, this Item 31 is not applicable.

Item 32.    Undertakings
--------    -------------

(a)Not applicable.

(b)Not applicable.

(c)The  Registrant hereby undertakes to furnish each person to whom a Prospectus
is  delivered  with  a  copy  of  the  Registrant's   latest  annual  report  to
shareholders, upon request and without charge.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that is meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of April, 1998.


                              BOND FUND SERIES

                              By:   Bridget A. Macaskill*
                                    ------------------------------------
                                    Bridget A. Macaskill,
                                    Chairman of the Board and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signatures                        Title                           Date
----------                        -----                           -----


                                  Chairman of the Board,          April 28, 1998
/s/ Bridget A. Macaskill          President (Principal
---------------------             Executive Officer) and
Bridget A. Macaskill*             Trustee


/s/ George C. Bowen               Treasurer (Principal            April 28, 1998
---------------------             Financial and Accounting

George C. Bowen*                  Officer)



/s/ John Cannon

---------------------

John Cannon*                      Trustee                         April 28, 1998


/s/ Paul Y. Clinton

---------------------

Paul Y. Clinton*                  Trustee                         April 28, 1998


/s/ Thomas W. Courtney

---------------------

Thomas W. Courtney*               Trustee                        April 28, 1998


/s/ Lacy B. Herrmann

----------------------

Lacy B. Herrmann*                 Trustee                         April 28, 1998


/s/ George Loft

----------------------

George Loft*                      Trustee                         April 28, 1998




*By:   /s/ Robert G. Zack

      ------------------------------------
      Robert G. Zack, Attorney-in-Fact

                               BOND FUND SERIES
                   OPPENHEIMER CONVERTIBLE SECURITIES FUND


                                EXHIBIT INDEX


Form N-1A
Item No.                          Description
----------                        ------------


24(b)(1)                          Amendment to Amended and Restated
                                  Declaration of Trust

24(b)(4)(a)                       Specimen Share Certificate Representing
                                  Class A Shares

24(b)(4)(b)                       Specimen Share Certificate Representing
                                  Class B Shares

24(b)(4)(c)                       Specimen Share Certificate Representing
                                  Class C Shares

24(b)(4)(d)                       Specimen Share Certificate Representing
                                  Class M Shares


24(b)(11)                         Independent Auditors' Consent


24(b)(15)(b)                      Amended and Restated Distribution
                                  and Service Plan and Agreement
                                  for Class B shares

24(b)(15)(c)                      Amended Restated Distribution and
                                  Service Plan and Agreement for Class
                                  C shares


24(b)(16)                         Performance Computation Schedule

24(b)(17)(a)                      Financial Data Schedule Class A

24(b)(17)(b)                      Financial Data Schedule Class B

24(b)(17)(c)                      Financial Data Schedule Class C

24(b)(17)(d)                      Financial Data Schedule Class M